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                      [MFS (R)/SUN LIFE SERIES TRUST LOGO]

                      ANNUAL REPORT - DECEMBER 31, 2001

                      CAPITAL APPRECIATION SERIES
                      EMERGING GROWTH SERIES
                      GLOBAL GROWTH SERIES
                      GLOBAL TELECOMMUNICATIONS SERIES
                      MANAGED SECTORS SERIES
                      MASSACHUSETTS INVESTORS TRUST SERIES
                      MID CAP GROWTH SERIES
                      RESEARCH SERIES
                      TOTAL RETURN SERIES
                      UTILITIES SERIES

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TABLE OF CONTENTS

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
Letter from the President                                                    1

Management Review and Outlook                                                1

Performance Summary                                                         11

Portfolio of Investments                                                    17

Financial Statements                                                        45

Notes to Financial Statements                                               61

Independent Auditors' Report                                                69

Board of Managers and Officers                                      Back Cover
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NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE PRESIDENT
DEAR CONTRACT OWNERS,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and Sun Life and we welcome any questions or comments you may have.

Respectfully,

/s/ C. JAMES PRIEUR

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 15, 2002

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -25.33%, and Service Class returned -25.36%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a -20.42% return over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -11.88% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth portfolio tracked by Lipper Inc., an independent firm that tracks performance, returned -22.94%.

The past year was a difficult one for the market overall and for growth stocks in particular. Most market sectors suffered double-digit losses, and losses were greatest in sectors that have historically held the greatest opportunities for growth investors -- such as technology and telecommunications. Companies in our portfolio that we viewed as good long-term investments saw their stock prices dragged down by slowing economies in the United States and most other regions. Late in the year, the National Bureau of Economic Standards declared that, in fact, the United States had been in a recession since March of 2001.

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It was a year in which growth investing was out of favor. Defensive companies --
firms whose businesses have generally been viewed as less sensitive to changes in the economy -- tended to perform better. We did hold some defensive names in the portfolio. However, in the spring and summer of 2001, we had been shifting toward more pro-growth, pro-cyclical investments in the belief that the economy would start to turn up in late 2001 or the first half of 2002. Then September 11 happened, and we saw another down leg in the stock market and a potential recovery pushed out farther.

Our strategy in this environment was to remain true to our growth mandate and to remain focused on the long term. What we didn't do was seek shelter in a value strategy or retreat to a large cash position. Our contract owners have hired us to manage a large-cap-growth portion of their overall portfolios, and that is how we stayed invested. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

We tried to position the portfolio in growth stocks we believed will outperform when the economy turns upward and growth investing returns to favor. Some of these firms delivered positive performance over the period. But, frankly, this was a period in which outperformance in many industries meant delivering results that were less negative than those of one's competitors.

What we looked for in this environment were companies that we believed were in growth industries and were gaining market share, even in the downturn -- such as General Electric, Tyco International, and Citigroup. We believe that when companies prove they can weather a tough environment better than their competitors and gain market share on those competitors, the market may bid up their valuations (stock prices relative to factors such as earnings and cash flow) going forward.

Indeed, late in the period the market appeared to shake off some of the bad news, and we saw a rally in the final quarter of 2001. Participating in that rally, the portfolio experienced strong performance following the sudden market drop brought about by the events of September 11. In fact, we used that drop as an opportunity to buy stocks that we felt had become temporarily undervalued. We added to a number of our software holdings and to our positions in advertising-sensitive media companies such as Viacom. We also bought into a number of semiconductor firms whose stocks had become attractive bargains, in our view. And as the market bounced back in October and November from its post-September 11 lows, most of these areas performed well.

Looking at the long term, we think this could be the beginning of a market recovery over the next 18 months or so, which would be good for growth stocks. Historically, the market has tended to begin a recovery about two to four quarters before corporate earnings bottom and start to recover, and we think that may be what we saw toward the end of the period.

That being said, the market experienced a nice bounce since it appeared to bottom on September 21, and we think that, as of the end of the period, a lot of the recovery had already become priced into the stocks. Valuations seemed to be taking into account some strong earnings looking as far ahead as 2003. We've therefore become cautious about valuations, and we think the market may take a bit of a breather before moving upward again. So although we're optimistic over the long term, we're still expecting a bumpy ride.

Looking back over the past 12 months, there were several areas where we found opportunity. We would note, however, that we build the portfolio on a stock-by-stock basis, so our area or sector weightings are a byproduct of where our research has uncovered individual opportunities. What we look for are individual companies that we think have a strong earnings outlook that is not fully recognized by the market.

As we mentioned earlier, in the technology sector we found opportunities in software and semiconductor firms that we felt had become undervalued shortly after September 11.

In the financial services area, we stepped up our investments in property and casualty insurance firms. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade because of falling policy rates. Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks have, according to our research, begun to exert more pricing power as weaker competitors exit the business. In addition, we think the demand for insurance, which had been relatively constant, may rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in property and casualty insurance may experience a near-ideal business situation: increasing demand and the ability to raise prices.

In the telecommunications area, a number of our holdings hurt performance over the period, and we've decreased our weighting in this area versus a year ago. We think telecom in general will continue to be weak because there is still a glut of capacity and too many competitors in the industry. Our research has, however, revealed selected areas of opportunity. For example, as voice and data transmission increasingly go wireless, we think leaders in the cellular area will prosper despite a slump in the overall telecom sector.

In the health care area, we increased our exposure because we found a number of companies whose future earnings looked attractive to us, even in a tough economy. Pfizer, Inc., for example, is a drug company that we think has a strong pipeline of new products in development. Sanofi-Synthelabo is a French pharmaceutical firm with one of the most attractive growth rates in the industry, in our opinion. And we believe American Home Products is another company with a strong pipeline of new drugs.

In the leisure sector, we've invested in advertising-sensitive media firms, as mentioned earlier. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations have looked for ways to cut expenses, and one of the first areas to benefit from a recovery. We believe that, in a reviving economy, holdings such as AOL Time Warner, Viacom, and Clear Channel Communications may benefit as the market recognizes they have been gaining market share during the downturn.

NOTES TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX HAS REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR LARGE-CAP GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE WILL ALSO CONTINUE TO PROVIDE RETURNS FOR THE S&P 500, A COMMONLY USED MEASURE OF THE BROAD STOCK MARKET.

EFFECTIVE NOVEMBER 1, 2001, JOHN E. LATHROP BECAME MANAGER OF THE SERIES, REPLACING PAUL M. MCMAHON.

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EMERGING GROWTH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -34.57% and Service Class returned -34.66%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -19.63% for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The series' returns also compare to returns of 2.49% and -11.88%, respectively, for the Russell 2000 Index and the S&P 500. The Russell 2000 Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ.

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst-performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that staying true to one's style across market cycles generally results in better long-term performance.

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality was that technology companies had been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

More importantly, we think that outperformance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk daily to CEOs in almost every conceivable industry, and a common theme we hear is that companies that are successful within their given industry, whether it's retail, health care, financial services, or whatever, are those that are leveraging technology better than their competitors.

And whereas, four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive -- as a driver of earnings, not just as a nice way to save money. Technology has remained the largest weighting in the portfolio because we're long-term investors and we think the corporate appetite for technology has not been diminished, only temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to take piece A from company A and piece B from company B to create their own customized solutions.

Today, customers tell us they are less willing to spend the time and money to integrate niche products. We believe companies such as Microsoft are better positioned because they offer a full product set that's more of a turnkey solution -- pull it out of the box, and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Another area in which we found opportunity was health care. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

Biovail Corp., for example, is a Canadian pharmaceutical company that we felt was well positioned in the generic drug market. There's an unusually large number of blockbuster drugs whose patents are expiring over the next several years, and that creates opportunities for generic companies to offer these drugs at lower prices. Biovail also has a branded pipeline of its own, developing niche pharmaceutical products, and we believe the company has done a good job of executing its business plan.

We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Our research indicated the industry has consolidated down to two main players, Laboratory Corp. of America and Quest Diagnostics; both stocks were in the portfolio at the end of the period.

Advertising-sensitive media firms and business services companies were two other large concentrations in the portfolio. Advertising has historically been one of the first expenses that corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including companies that we viewed as industry leaders, such as Viacom, owner of CBS and other television and radio networks, and Fox Entertainment Group, which markets film and television programming. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have gained market share in the downturn.

In the business services area, we have invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, our view is that the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, a lot of corporate budgets were frozen, and a lot of planned spending was canceled or postponed.

Of course, the human dimensions of September 11 have rightfully overshadowed any economic considerations. But from a market perspective, we think investors generally have looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the portfolio experienced strong performance in the final quarter of 2001. And at the end of the period, most market indices were, in fact, higher than they had been on the day before the attacks.

Did we change the portfolio's positioning in response to the events? No. We do not think September 11 changed the long-term outlook for most of the companies in our portfolio, so there has been no significant change in our strategy or in the way we invest.

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NOTES TO CONTRACT OWNERS: EFFECTIVE MAY 2001, THE SERIES' BENCHMARK WAS CHANGED
TO THE RUSSELL 3000 GROWTH INDEX BECAUSE THE SERIES' MANAGEMENT TEAM FEELS THIS INDEX MORE ACCURATELY REFLECTS THE MULTICAP AGGRESSIVE GROWTH NATURE OF THE PORTFOLIO. PREVIOUSLY, THE SERIES' INDICES WERE THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500. EFFECTIVE JANUARY 17, 2001, DALE A. DUTILE, JOHN E. LATHROP, AND DAVID E. SETTE-DUCATI BECAME PORTFOLIO MANAGERS OF THE SERIES.

EFFECTIVE NOVEMBER 15, 2001, TONI Y. SHIMURA IS NO LONGER A PORTFOLIO MANAGER OF THE SERIES. JOHN W. BALLEN REMAINS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM.

GLOBAL GROWTH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -19.64% and Service Class returned -19.80%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period for the series' multiple benchmarks: -11.88% for the S&P 500; 2.49% for the Russell 2000 Index (the Russell Index); and -15.91% for the Morgan Stanley Capital International (MSCI) All Country World Index. The Russell Index is an unmanaged index composed of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The MSCI All Country World Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global portfolio tracked by Lipper, Inc., returned -17.33%.

Prior to the terrorist attacks of September 11 we were beginning to see pockets of financial strength among certain companies and many of them looked attractively valued to us. Especially among the beaten down technology, media, and telecommunications (TMT) stocks. Unfortunately, this development led us to maintain our overweighted exposure to these stocks, which in turn hurt the series' performance versus the MSCI Index and our Lipper category average. Significant detractors during the past 12 months include technology companies such as Cisco and Oracle, wireless communications companies such as Vodafone, and media and broadcasting companies such as Echostar Communications.

While TMT stocks have been out of favor with the market since the spring of 2000 and we significantly reduced the series' exposure to these stocks during the period, we continue to believe that many of them show the best prospects for long-term growth and capital appreciation. In addition, valuations have become increasingly attractive, especially following the severe selloff we experienced following the September 11 attacks.

Given the high degree of uncertainty in global equity markets and economies, we've been overweighted in health care stocks and maintained our significant exposure to the financial services sector. We've been increasing our weighting in health care companies for some time now because we have seen reliable long-term growth potential relative to most other sectors of the equity market. In addition, given the uncertain global economic environment, our belief that investors would flee to the relative safety of health care companies also turned out to be a beneficial strategy. French pharmaceutical company Sanofi-Synthelabo, medical device manufacturer Synthes Stratec, and Swiss pharmaceutical company Novartis stood out as strong performers.

In the financial services sector, we were still worried about the capital-market sensitive banks and the big investment banks that have been most negatively affected by the decline in the markets and slowdown in economic activity. Therefore, we've focused on the regional retail franchises, such as Royal Bank of Scotland and Danske Bank, that have more-stable loan books such as home loan mortgages rather than more speculative loans to telecom equipment companies. On balance we're much more positive on insurance companies. Following the September 11 attacks, the knee-jerk reaction was to sell everything related to the insurance group because it is going to have tremendous losses. The fact remained, however, that not all insurance companies have exposure to the huge losses related to the terrorist attacks. In addition, we think supply will decrease because many insurers pull back on underwriting policies in this type of environment. In the process, premiums are generally increased, and we believe that a number of insurers are well positioned to benefit from this trend.

Looking ahead to 2002, a lot of investors are anticipating a rebound, however, there is still a considerable amount of uncertainty surrounding the strength of the European and Asian economies. That said, conversations with company managements, their customers, and competitors seem to point to a gradual economic recovery starting in the second half of the year. We are also finding that valuation levels on a variety of metrics are more compelling than they have been in a long time. As a result, we are optimistic about the prospects of our portfolio for the coming months. We will continue to build our portfolio by investing in companies with superior growth prospects at a reasonable price.

GLOBAL TELECOMMUNICATIONS SERIES
For the year ended December 31, 2001, the series' Initial Class provided a total return of -41.57% and Service Class returned -41.57%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a return over the same period of -16.52% for the series benchmark, the Morgan Stanley Capital International
(MSCI) World Index. The MSCI World Index is an unmanaged market capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average telecommunications portfolio tracked by Lipper Inc., returned -39.22%.

Telecommunications stocks were among the year's worst performers as the weak global economy lowered demand for voice and data transmission services. A glut of bandwidth (or capacity) and stiff competition in the long-distance market added to pricing pressures on the service side of the industry. Well-publicized financing problems among the newer carriers led to bankruptcies. And the delayed roll-out of third-generation (3G) wireless technology hurt European telecom companies that had taken on high debt levels to pay for their 3G licenses.

To cope with this difficult environment, telecom services companies reduced capital spending. Their cutbacks triggered a sustained downturn for telecom equipment and networking companies as the United States remained mired in a recession that officially began last March. Many investors initially expected the economy to recover in the second half of 2001. But when the tragic events of September 11 occurred, all hopes of a turnaround before year-end disappeared. Telecom stock prices, which had declined throughout the year, plunged further.

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Fortunately, the U.S. government quickly reassured the public that it would aggressively fight both the recession and the war on terrorism. The stock market made a strong comeback in the fourth quarter as investors began moving back into high-quality, economically sensitive stocks that were selling at attractive valuations. Telecom equipment and networking stocks, as well as media stocks, made great headway in the late-year rally but could not fully recoup steep earlier losses.

The portfolio remained allocated across three major areas, with telecom services stocks representing about 40% of assets, technology (telecom equipment and networking) about 40%, and media about 20% at year-end. Overseas investments accounted for about 23% of assets. Our strategy was to concentrate on industry leaders across the globe that had what we believed were the best long-term prospects for earnings growth. We expected these stocks to post strong gains early in an economic recovery. Unfortunately, the portfolio lost ground as a recovery was delayed, and investors turned toward what we think they perceived as safer-haven, steadier-growth stocks such as Verizon Communications.

Our best performance came from selected wireless operators. Both Partner Communications in Israel and Sprint PCS in the United States benefited from meeting or exceeding their targets for subscriber growth and revenue per user. We also did well by adding at opportune times to our stake in Vodafone Group PLC, a European provider with dominant market share. We believe wireless stocks have strong potential as penetration increases worldwide and new applications become available.

Sharp losses in the technology sector hurt performance. EMC, a leader in data storage, lost its pricing premium as competition increased and the economy weakened. Check Point Software Technologies, an Israeli software company that develops Internet security systems, also stumbled as corporations slowed spending and investors pulled back on high-valuation stocks, and we sold our position.

Many service-related names suffered significant declines as well when demand slowed. Among them were Comverse Technology, which provides voice mail services for wireless phones; Qwest Communications International, a fully-integrated telecom provider; and XO Communications, a new carrier, which we finally sold out of the portfolio.

We increased our stake in media companies during the first half of the year, expecting they would do well as the economy improved and corporations stepped up advertising spending. In retrospect, we may have been too early, although we still believe we are invested in the right companies for the longer term. At year-end, five of our 10 largest investments were media-related, including Viacom, a diversified company with cable, broadcast television, and radio assets; Clear Channel Communications, a radio and billboard company; and Fox Entertainment Group, a company benefiting from strong viewer ratings and a steady stream of syndication royalties. We also owned EchoStar Communications, a satellite television company, and Charter Cable, a cable operator.

Shortly after the market bottomed in September, we also increased our investment in technology companies that we believed had strong business models and good long-term growth prospects. We favored data storage software and technology companies such as VERITAS Software, McDATA, and Emulex. We believed leaders in this industry could benefit from ongoing growth in capacity requirements, as well as from renewed attention to back-up systems following the events of September 11. We also added to our stake in semiconductor stocks, buying shares of companies such as ST Microelectronics and Texas Instruments. Semiconductor manufacturers have historically tended to do well as personal computer companies step up orders to prepare for an improved economy.

While 2001 was a painful year for telecom stocks, we think the outlook for 2002 seems brighter. We believe a lot of the uncertainties caused by the September 11 attacks have eased as the country has made progress in the war against terrorism. We also expect fiscal and monetary stimulus measures to help the economy recover in the coming year. As economic conditions improve, we expect to see increased spending for telecom equipment, especially for products in the storage and next-generation, wireless Internet areas. In addition, we believe advertising spending will accelerate as the economy picks up, benefiting media stocks.

Over time, a more favorable economy may also help telecom services companies digest some of their excess capacity. Longer term, we believe we'll see increased demand for broadband connections, new wireless applications, and Internet security software. We also think e-commerce is still in its infancy and has the potential to grow exponentially as more companies invest in systems that allow them to do business electronically. In our opinion, all of these trends bode well for the sector and its future growth prospects.

MANAGED SECTORS SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -35.51% and Service Class returned -35.58%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to returns during the same period of -11.88% and -15.90%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500) and the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged, net asset value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective.

The past year has been challenging for many investors in aggressive growth stocks, made more so by the tragedy on September 11 and the difficult economic conditions that followed. In 2001, the portfolio delivered a negative return versus its benchmarks because the portfolio was not positioned to benefit from the economically sensitive stocks that rallied after the Fed cut rates in early 2001. In addition, the terrorist attacks on September 11 made near-term economic growth much weaker because consumers were not shopping and corporations were not making buying decisions. Prior to September 11, we were overweighted in technology, media, health care, and retail, having positioned the portfolio for a potential recovery in economic growth. Many of these stocks suffered disproportionately in the months following the attacks.

What helped performance during the period were some good sales we made in our holdings of independent power producers and gas pipeline companies. We sold all of our holdings in these companies -- including Calpine, AES, and Enron -- at relatively high valuations over the first seven months of the year, before their stocks plunged sharply.

While the period just ended has been difficult for growth-oriented portfolios such as ours, we believe there will be a recovery in corporate earnings and stock prices in 2002. We have positioned the portfolio accordingly by continuing to target the fastest-growing companies in the best-positioned industries. These are companies that we believe may solve important problems and change the way we live or change how other companies operate their businesses. As part of our strategy to find companies that will grow rapidly for extended periods of time, we have tended to emphasize biotech rather than large-cap pharmaceuticals, specialty retailers rather than department stores, innovative entertainment software firms rather than mainframe software companies, and wireless Internet enabling companies rather than traditional chip companies.

Despite the difficulties we've seen in the equity market over the past 20 months, we have still found intriguing investment opportunities. In particular, in the latter half of the period we focused on the small and mid-cap, economically sensitive sectors of the market. Based on our belief that earnings will drive stock prices, we think we will see better performance from small and mid-cap companies.

Some of the changes we made in our investments were in direct response to the September 11 terrorist attacks. For example, in technology we added to hardware and software storage and backup companies such as QLogic, Emulex, and VERITAS. Since major corporations lost critical data during the attacks, we believed one of the best areas of technology would be those companies that help others make sure they have redundant data networks as backup during a disaster. We also added Tandberg, a Norwegian video conferencing company, based on our expectation that business professionals would travel less and thus need this capability more.

In health care, we sold some of the drug distributors that had disappointing results and questionable earnings. We also reduced our holdings in hospital management companies that had reached the high end of their historic valuations. We added to our holdings in biotech, since we felt that biotech offered high potential growth rates.

We also added retail holdings that we thought might benefit from an economic recovery. In this sector, we believed discounters such as Target and home product retailers such as Lowe's Cos. could benefit from the strong refinancing cycle we had experienced during the period.

In addition, we sharply reduced our defensive stocks, such as financial services, utilities, and consumer staples, in favor of more economically sensitive holdings.

Looking ahead, we're optimistic about the potential for a recovery in the U.S. economy and have positioned the portfolio accordingly. We believe an eclectic mix of stocks will do well in 2002 because we expect the earnings recovery to occur in many different parts of the market.

Technology continued to be an important sector for the fund, particularly because of its cyclical component; companies spend more on hardware and software as their businesses get better. For this reason, we have owned cyclical technology companies, such as PC manufacturers, semiconductor makers, and semiconductor capital equipment companies, in addition to firms we felt were best-of-breed Internet infrastructure and storage software companies.

In health care, we have focused on biotechnology and emerging pharmaceutical companies that our research indicated have deep pipelines of new products in development. We also continued to emphasize retail, anticipating that, with further interest rate cuts and tax cuts, the consumer may be in better shape to spend by the middle of 2002. We also felt that selected advertising-sensitive media firms in the leisure sector had long-term promise, particularly if an economic recovery allows advertising spending to improve.

As the world recovers from September 11, we think conditions are becoming more favorable for an economic recovery, though we might still see some near-term weakness. Since the terrorist attacks, approximately $300 billion in economic stimulus has been injected into the U.S. economy. Globally, fiscal and monetary policies appeared to us to be friendly, given 11 interest rate cuts in the United States and more than 180 cuts by central banks around the world, over the course of 2001. In addition, oil and gas prices were down sharply. Given these many favorable factors already in place, we have positioned the portfolio to potentially benefit from a global recovery.

MASSACHUSETTS INVESTORS TRUST SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -15.71% and Service Class returned -15.81%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a return over the same period of -11.88% for the series' benchmark, the S&P 500. During the same period, the average large-cap core portfolio tracked by Lipper, Inc., returned -13.77%.

With most of the broader market averages posting double-digit losses for the second straight year, it's been one of the most difficult periods for equity investors in over 30 years. Some of the factors influencing stocks prices over the past year were the terrorist attacks, the reduction in consumer and corporate spending, and the first recession in a decade. While all these factors are important to note, we think it's important to point out that the primary reason stocks were down so dramatically this year was because earnings and earnings prospects for many companies have gone down dramatically.

Despite this difficult environment, our primary objective remained to look for high-quality companies with superior growth characteristics whose stocks were selling at reasonable prices based on our in-house research. We remained committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility.

While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. As a result, one of the biggest issues we faced early in the year was that it was a difficult time to be a growth at the right price manager and many of the traditional growth stocks that we believed were trading at reasonable valuations performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value despite posting healthy earnings growth and possessing what we believed were strong business fundamentals.

The other area that hurt us early in the year was healthcare. As we looked at the economy, we felt there was a good chance that economic activity would be relatively weak throughout this year. Given this environment, and based on our fundamental research, healthcare offered some of the best growth at the right price opportunities in the market in our view. In particular, the pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. This meant that new drug launches got pushed back and investors became concerned that new revenue streams for the entire industry would be deferred. We saw this as an opportunity, so we maintained our large weighting in healthcare, and we added to them throughout the year. At the end of the period, our health care holdings were some of the better contributors to the performance and remained a core component of our investment strategy.

The second largest sector allocation was our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Federal Home Loan Mortgage Corporation. Other significant holdings included, insurance provider American International Group, diversified-financial services company Citibank, and First Data Corporation, which provide payment services and transaction processing to the financial services industry. In our view, these companies were attractively valued with strong balance sheets and they offered a diversified way to take part in a future rebound in the capital markets.

While the series' exposure to technology stocks remained underweighted relative to the S&P 500 Index, our weighting in technology stocks had increased due in part to the rally we experienced in the fourth quarter of 2001. We've been doing some selective buying in the group, but we think it might be a bit premature to overweight the technology sector relative to our benchmark, because the near term business conditions remained difficult and the earnings outlook uncertain. Despite short-term difficulties, the shakeout of weak competitors continued and strong companies were emerging. Our plan was to be patient and buy on pullbacks because our belief was that stock performance and earnings were ultimately correlated. As a result, depending upon company specific situations, business fundamentals, and attractive valuations, we may increase the portfolio's exposure further.

Our outlook remains cautious looking into 2002. We're somewhat concerned about the quick rebound after September 11 because typically the market recovers roughly six months before the end of a recession, and we think the market may be in for a longer period of weak earnings before we see a recovery. However, we believe the series is well-positioned in this environment. We maintained our long term and valuation-sensitive orientation, currently holding a heavier concentration of diversified, high-quality financial services companies and defensive health care stocks. At the same time, we have sizeable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting because we think these areas could lead the market once an economic recovery takes hold.

MID CAP GROWTH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -23.24% and Service Class returned -23.24%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a return over the same period of -20.15% for the series' benchmark, the Russell Mid Cap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average mid-cap growth portfolio tracked by Lipper Inc., returned -21.17%.

The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through most of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications. Although the overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted -- judging companies largely on what might happen over the next quarter or two.

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. In our experience, these qualities -- market share and growth -- have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

Amid this challenging environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweighted did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our health care holdings performed well, we were underweighted in this sector, and it outperformed for most of the year. Retail was another area that did well over the short term. However, we were underweighted in the sector because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

As of the end of the period, we think the big question in investors' minds was whether or not the rally we saw at the end of 2001 would be sustainable. We would argue that massive government stimuli in the wake of September 11 -- including lower interest rates and increased federal spending -- was in part responsible for the rally. We think government policy did a great job of averting what could have been a much harder shock to consumer spending, which accounts for two-thirds of the U.S. economy. Retail and automotive sales, in particular, were much better in the fourth quarter than anyone would have expected after September 11.

However, our view is that we may have borrowed from the future, in the sense that we haven't yet felt the full effect of rising unemployment and a slowing economy. So although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. Such an uncertain environment plays to our strength, which we believe is the quality of our in-house research. As of the end of the period, the portfolio was positioned in a number of areas that we feel have potential that is not yet recognized by the market.

For example, we believe VeriSign, our largest holding at year-end, provides a classic example of high market share in a rapidly-growing industry. According to our research, VeriSign has been the dominant player in two areas: it rents domain names (such as "mfs.com") on the Internet, and it provides high-level security software for firms doing business on the Internet. The company has reported earnings growth in recent periods while most technology firms have reported losses, but its stock did not do well over 2001.

We think the market has undervalued VeriSign because it doesn't fully understand the nature of the company's business. In our view, VeriSign is different from a typical technology company in that both of its key products are basically licenses that pay continual income over time. We think the firm's earnings could continue to grow as its customer base expands.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that expectation of strong future earnings had become priced into many of these stocks and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the portfolio continued to own a large weighting in U.S. natural gas producers. We think the market has mispriced these stocks, based on the market's belief that gas demand will remain low due to the recession.

Our research indicates otherwise. There was virtually no increase in supply in 2001, and we believe the supply of gas is constrained and falling at a time when industries and utilities have been increasing their demand. Our research indicates large users who switched to alternate fuels last winter when gas prices spiked have switched back to gas due to lower prices. We think these factors will lead to a rise in natural gas prices that may benefit the stocks of gas producers.

A short-term factor that has been working against us, however, is that, so far, the winter of 2001 - 2002 has been one of the warmest in recent memory. We think that has temporarily held back the demand for gas, but we still believe overall demand will exceed supply. We would also argue that, in the wake of September 11, government energy policy will favor increased reliance on domestic as opposed to imported energy sources, and that may also help natural gas stocks over the long term.

Two new areas of opportunity we added to the portfolio were selected retailers and satellite television broadcasters. As mentioned earlier, we avoided most retail stocks because we were not confident that consumer spending could remain as strong as it had been, in the face of increased unemployment. However, we did invest in two retailers that we viewed as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

CVS, a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short term. We bought into the stock after its fall because we believe the firm is one of only two or three key players in its business. We think the company could benefit from a trend of consolidation in the drug store business and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled late in the year. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to a consumer downturn than most other areas of retail.

In the satellite television area, we owned stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class H stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was trying to acquire DIRECTV; we felt the combination could represent a formidable competitor to the cable industry. In the event that the government fails to approve the merger or the acquisition fails for other reasons, we still believe EchoStar is an attractive, well-run company and that DIRECTV may be a good acquisition for another firm.

RESEARCH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -21.40% and Service Class returned -21.51%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a return of -11.88% over the same period for the series' benchmark, the S&P 500.

Throughout 2001, U.S. equity markets continued to be plagued by poor investor sentiment, volatility, and sharply lower stock prices. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks kept all of the major stock indexes highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch since the Great Depression and posted significant declines after reopening. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained weak.

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology and utilities & communications. After years of expansion, a combination of rising interest rates, high valuations, rising energy prices, and high inventory levels stalled corporate and consumer demand. Over the period, conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion.

In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn, such as Comverse Technology. Unfortunately, this did not translate to positive performance because companies like Comverse were punished along with the rest of the growth sector. We think the sharp downturn many of these companies experienced over the past year has made their stock prices attractive, especially because we still believe many of these technology and telecommunications companies offer strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. In particular, Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power. Another individual security that detracted from performance was supermarket chain Safeway.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association drove performance. Bank of America performed well as the company announced it was selling its unprofitable sub-prime loan and auto-leasing businesses benefited from lower interest rates spurring a surge in mortgage applications and re-financings. In general, they were able to perform well in a falling interest rate environment, but without the credit risk associated with other financials. Other individual securities that helped performance included IBM and long distance company Sprint.

We have seen improvement in performance, so we are hoping that this performance will carry over into 2002. As far as our positioning is concerned we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in healthcare, particularly pharmaceutical stocks. We also have had big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical names that are trading at low valuations and that we think have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.

TOTAL RETURN SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of 0.52% and Service Class returned 0.41%. These returns, which include the reinvestment of any distribution but do not reflect any applicable contract or surrender person, compare to return over the same period of 8.50% for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average balanced portfolio tracked by Lipper, Inc., returned -4.39%.

A year marked by recession, a California energy crisis, and falling stock prices was overshadowed by the tragic events of September 11. From that point, an economy already mired in recession had to come to grips with additional political and economic uncertainties. The Federal Reserve Board (the Fed) continued to cut interest rates in an effort to buoy growth and attempt to short-circuit the recession. While we remained aware of such big-picture macroeconomic issues, we didn't make any dramatic changes to our stock or bondpicking approach. However, we did take advantage of share-price declines at the end of the third quarter to add investments in technology and other cyclical areas whose fundamental outlooks we think could improve with any signs of an economic turnaround. These additions included industrial companies in such industries as paper and chemicals, which appeared to be bottoming. In our view, these stocks were selling at very attractive valuations and offered appealing dividend yields.

Our MFS Original Research(R) approach focuses on bottom-up security selection. Our identification of companies offering solid fundamentals selling at attractive valuations led us to discover significant opportunities in energy and insurance, two sectors that have recently suffered due to the slowdown in economic activity. Energy stocks -- particularly those companies with any business in natural gas -- have enjoyed a positive secular story due to growing demand coupled with constrained supply. However, a very warm November and the economic downturn reduced demand and lower prices hurt stock prices. In our view, however, the long-term story appears to remain positive. In insurance -- particularly the property and casualty insurers that we have been focusing on -- the key has been pricing. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11 tragedies. However, we think many of these companies should be able to raise prices aggressively and grow earnings strongly over the next few years.

Looking to the bonds we selected for the portfolio, we continued to pursue a value-oriented strategy. During the past several years we've evolved a more conservative approach with the bond holdings, reducing our stake in lower-rated, high-yield bonds and increasing investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. In the latter part of 2001, our focus remained on higher-quality corporate securities because we believed they offered more attractive values and yields than alternatives in the other bond sectors. It's also important to note that the yield on the portfolio's investments in short-term money-market securities has gone down over the course of the year. Earlier in 2001, these investments offered very attractive yields, however, with the Fed embarking on a course of steady reductions in short-term interest rates, yields on money-market securities declined significantly.

Our bond portfolio boosted performance significantly in 2001, as investors turned away from stocks and toward bonds for more stability and safety. The same rationale drove the strong performance of most defensive stocks offering strong balance sheets and reliable cash flows. PepsiCo provided stable earnings growth and the positive effects of its purchase of Quaker Oats helped performance. Abbott Laboratories overcame some product problems to post a recovery in its share price. Personal products manufacturer Gillette also attracted investors looking for stable earnings growth, on the heels of new management's successful turnaround. On the down side, our holdings in electric utilities stocks were disappointing. Historically seen as a safe haven, electric utilities suffered from the instability created by deregulation in the industry. Our holdings in electric stocks such as Exelon and FPL Group stumbled as a result.

In our view, the environment remains very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. Unemployment has been on the rise and most companies have remained very cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, cautious, prudent approach to security selection.

UTILITIES SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -24.34% and Service Class returned -24.46%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compare to a return over the same period of -30.43% for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index). The Utility Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard &Poor's 500 Index. During the same period, the average utility portfolio tracked by Lipper Inc., returned -21.24%.

Early in the year, the environment for utility stocks quickly turned negative as the economy began to falter, and industrial America began cutting back on production. Demand for power weakened, hurting both commodity and stock prices. Moderate temperatures this past summer, fall, and so far this winter further reduced demand, as customers had less need to crank up air conditioning and heat. Natural gas companies, which had previously enjoyed tight supply and premium pricing, found themselves with excess supply and declining prices. Finally, some company-specific problems, mostly related to mergers, hurt stock valuations. On the telecommunications services side, providers got hit hard as the weak economy slowed growth rates for both voice and data traffic. Excess capacity and increased competition put severe pressure on pricing. Plus, many of the newer entrants continued to face financing and execution problems, which tarnished the whole industry. Many telecom services stocks declined 50% or more during the past year.

In this difficult environment, the more conservative companies turned in flat or minimal declines at a time when many utilities stocks declined substantially. Within the telecom group, established providers like Verizon Communications and Bell South benefited from fairly predictable earnings in a time of economic uncertainty. Among the gas and electric utilities, investors favored slower growth companies with fully integrated operations that paid investors a generous dividend. These are suppliers with regulated businesses as well as non-regulated ones that allow them to sell excess power at higher margins to companies with shortages. They also have trading capabilities to hedge their costs and lock in gains.

On the other hand, the series' performance was hurt by telecom stocks, where even companies with strong execution and solid long-term prospects saw share prices plummet as the economy headed toward recession. Qwest Communications International, which has both an established telecom services business as well as a growing data communications business, tumbled as management reduced earnings and slashed prices. In addition, competitive local exchange carriers were severely punished by investors, mainly because of financing concerns. Among gas and electric utilities, AES, a large, global, independent power producer, saw its stock price nosedive amid currency concerns in South America and the global recession. While we eliminated our position in Enron during the period it was another major disappointment. Its stock price slid precipitously as the company's related partnerships and accounting practices came under investigation.

At the end of the period, some of our largest investments were in energy companies, such as El Paso Energy, Williams Companies, Dynegy, and First Energy. We think gas stocks will benefit from improved pricing as the weather gets colder, the economy strengthens, and demand picks up. El Paso Energy and Williams Companies have -- in our view - some of the best natural gas assets in the industry. Dynegy, whose stock price suffered in sympathy with Enron's, is a well-managed energy company with excellent trading capabilities. And First Energy, an Ohio energy company, has attractive growth prospects, enhanced by its recent merger with Pennsylvania-based GPU. We also rebuilt our stake in Calpine, an independent power producer that we believe has been unfairly penalized by investors amid concerns about the company's ability to collect money owed to it from the state of California. In the telecom area, one of our largest investments was Vodafone, the dominant European wireless provider, whose share price benefited as the company reported healthy growth in its subscriber base and stabilization in revenues per user.

How utilities stocks do in the year ahead depends both on prices for gas and electricity as well as on the economy. We expect a recover sometime toward the second half of 2002 and believe that prices for natural gas should improve over the next few months, as gas supplies remain tight and demand increases with the colder weather. As the economy improves, we expect demand to strengthen further and boost pricing. We think utilities companies should benefit from higher prices for gas and electricity, and telecom service providers should profit from increased voice and data traffic. We believe broadcast and cable companies, which account for almost one-third of the series' telecom service investments, should continue to benefit from stable and predictable cash flow streams.

                                   ----------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

[CHART OF CAPITAL APPRECIATION SERIES(1), (13)]
(For the 10-year period ended December 31, 2001)

                 Capital Appreciation    Russell 1000      S&P 500
                 Series - Initial Class  Growth Index#     Composite Index#
    12/91                   $    10,000      $    10,000          $    10,000
    12/93                   $    13,405      $    10,801          $    11,843
    12/95                   $    17,376      $    15,204          $    16,502
    12/97                   $    25,991      $    24,427          $    27,055
    12/99                   $    44,368      $    45,117          $    42,106
    12/01                   $    29,348      $    27,852          $    33,730

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -25.33%    -12.26%    +39.04%    +193.48%
Average Annual Total Return            -25.33%     -4.27%     +6.81%     +11.37%

Service Class
                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -25.36%    -12.31%    +38.97%    +193.34%
Average Annual Total Return            -25.36%     -4.28%     +6.80%     +11.36%

COMPARATIVE INDICES++
                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Average large-cap growth portfolio+    -22.94%     -3.82%     +8.15%     +10.09%
Russell 1000 Growth Index#             -20.42%     -6.32%     +8.27%     +10.79%
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +12.93%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF EMERGING GROWTH SERIES(2), (3), (13)

(For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2001. Index information is from May 1, 1995.)

       Emerging Growth         Standard & Poor's      Russell 2000  Russell 3000
       Series - Initial Class  500 Composite Index#   Index#        Growth Index#
 5/95             $    10,000           $    10,000   $     10,000  $     10,000
12/96             $    14,854           $    14,970   $     13,992  $     14,937
12/97             $    18,112           $    19,962   $     17,121  $     19,230
12/98             $    24,249           $    25,667   $     16,686  $     25,964
12/99             $    42,631           $    31,067   $     20,232  $     34,747
12/01             $    22,563           $    24,887   $     20,109  $     21,667

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -34.57%     -6.95%    +51.89%    +125.63%
Average Annual Total Return            -34.57%     -2.37%     +8.72%     +12.98%

Service Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -34.66%     -7.07%    +51.70%    +125.35%
Average Annual Total Return            -34.66%     -2.41%     +8.69%     +12.96%

COMPARATIVE INDICES++
                                       1 Year    3 Years    5 Years        Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +14.66%
Russell 2000 Index#                     +2.49%     +6.42%     +7.52%     +11.05%
Russell 3000 Growth Index#             -19.63%     -5.85%     +7.72%     +12.30%

* For the period from the commencement of the series investment operations, May 1, 1995, through December 31, 2001. Index information is from May 1, 1995.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF GLOBAL GROWTH SERIES(2), (3), (6), (13)]
(For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2001. Index information is from December 1, 1993.)

        Global Growth Series-  Standard & Poor's  Russell 2000  MSCI All Country
               Initial Class   500 Stock Index#      Index#     World Index#
11/93               $  10,000          $  10,000     $  10,000        $  10,000
12/95               $  12,701          $  14,103     $  13,042        $  13,225
12/97               $  16,555          $  23,121     $  18,591        $  17,216
12/99               $  31,733          $  35,983     $  21,969        $  26,628
12/00               $  27,561          $  32,710     $  21,305        $  22,917
12/01               $  22,148          $  28,825     $  21,835        $  19,270

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -19.64%    +16.73%    +54.29%    +121.48%
Average Annual Total Return            -19.64%     +5.29%     +9.06%     +10.28%

Service Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -19.80%    +16.50%    +53.98%    +121.03%
Average Annual Total Return            -19.80%     +5.22%     +9.02%     +10.26%

COMPARATIVE INDICES++
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average global portfolio+              -17.33%     +1.00%     +5.73%      +8.71%
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +13.99%
Russell 2000 Total Return Index#        +2.49%     +6.42%     +7.52%     +10.14%
MSCI All Country World Index#          -15.91%     -2.82%     +5.18%      +8.45%

* For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2001. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF GLOBAL TELECOMMUNICATIONS SERIES(2), (4), (5), (6), (8), (9), (10),
(11), (13)]
(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2001. Index information is from September 1, 2000.)

                   Global Telecommunications        MSCI
                     Series - Initial Class      World Index#
           9/00                     $  10,000       $  10,000
          12/00                     $   6,610       $   8,891
          12/01                     $   3,862       $   7,422

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      -41.57%     -61.38%
Average Annual Total Return                                  -41.57%     -50.98%

Service Class
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      -41.57%     -61.38%
Average Annual Total Return                                  -41.57%     -50.98%

COMPARATIVE INDICES++
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Average telecommunications portfolio+                        -39.22%     -50.11%
MSCI World Index#                                            -16.52%     -20.04%

* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2001. Index information is from September 1, 2000.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF MANAGED SECTORS SERIES(2), (4), (6), (9), (13)]
(For the 10-year period ended December 31, 2001)

        Managed Sectors           Standard & Poor's    Lipper Capital
        Series - Initial Class    500 Stock Index#     Appreciation Index#
12/91                $  10,000          $  10,000                $  10,000
12/93                $  11,082          $  11,843                $  12,450
12/95                $  14,377          $  16,502                $  15,980
12/97                $  21,237          $  27,055                $  22,036
12/99                $  44,252          $  42,106                $  36,796
12/01                $  22,595          $  33,730                $  26,941

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -35.51%     -5.22%    +33.66%    +125.95%
Average Annual Total Return            -35.51%     -1.77%     +5.97%      +8.49%

Service Class
                                       1 Year    3 Years    5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -35.58%     -5.33%    +33.51%    +125.70%
Average Annual Total Return            -35.58%     -1.81%     +5.95%      +8.48%

COMPARATIVE INDICES++
                                       1 Year    3 Years*   5 Years*   10 Years
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +12.93%
Lipper Capital Appreciation Index#     -15.90%     +0.63%     +7.96%     +10.42%

++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF MASSACHUSETTS INVESTORS TRUST SERIES(1),(13)]
(For the 10-year period ended December 31, 2001)

        Massachusetts Investors        S&P 500
        Trust Series - Initial Class   Stock Index#
12/91                      $  10,000      $  10,000
12/93                      $  11,136      $  11,843
12/95                      $  15,359      $  16,502
12/97                      $  25,465      $  27,055
12/99                      $  33,487      $  42,106
12/01                      $  27,953      $  33,730

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -15.71%     -9.58%    +47.75%    +188.65%
Average Annual Total Return            -15.71%     -3.30%     +8.12%     +11.18%

Service Class
                                        1 Year    3 Years   5 Years*    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                -15.81%     -9.68%    +47.59%    +188.33%
Average Annual Total Return            -15.81%     -3.34%     +8.10%     +11.17%

COMPARATIVE INDICES++
                                        1 Year    3 Years*  5 Years*    10 Years
--------------------------------------------------------------------------------
Average large cap value portfolio+     -13.77%     -1.56%     +8.19%     +11.01%
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +12.93%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF MID CAP GROWTH SERIES(2), (6), (9), (12), (13)]
(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2001. Index information is from September 1, 2000.)

                  Mid Cap                Russell Mid Cap
      Growth Series - Initial Class       Growth Index#
 8/00            $10,000                    $10,000
12/00            $ 9,080                    $ 7,300
12/01            $ 6,970                    $ 5,829

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      -23.24%     -30.30%
Average Annual Total Return                                  -23.24%     -23.71%

Service Class
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      -23.24%     -30.30%
Average Annual Total Return                                  -23.24%     -23.71%

COMPARATIVE INDICES++
                                                              1 Year       Life*
--------------------------------------------------------------------------------
Average mid-cap growth portfolio                             -21.17%     -30.11%
Russell Mid Cap Growth Index#                                -20.15%     -33.29%

* For the period from the commencement of the series' investment operations, August 31, 2000 through December 31, 2001. Index information is from September 1, 2000.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF RESEARCH SERIES(1), (13)]
(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.)

           Research Series  - Standard & Poor's
           Initial Class      500 Stock Index#
     11/94    $10,000            $10,000
     12/94     $9,880             $9,779
     12/95    $13,585            $13,449
     12/97    $20,320            $22,050
     12/99    $31,183            $34,316
     12/01    $23,505            $27,490

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -21.40%     -6.43%    +39.80%    +135.05%
Average Annual Total Return            -21.40%     -2.19%     +6.93%     +12.70%

Service Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -21.51%     -6.55%    +39.61%    +134.73%
Average Annual Total Return            -21.51%     -2.23%     +6.90%     +12.68%

COMPARATIVE INDICES++
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#     -11.88%     -1.02%    +10.70%     +15.15%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2001. Index information is from November 1, 1994.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF TOTAL RETURN SERIES(1), (7), (13)]
(For the 10-year period ended December 31, 2001)

           Total Return                Lehman Brothers
       Series - Initial Class      Government/Credit Index#
12/92               $  10,000                     $  10,000
12/93               $  12,308                     $  11,945
12/95               $  15,250                     $  13,744
12/97               $  21,255                     $  15,523
12/99               $  24,384                     $  16,628
12/01               $  28,620                     $  20,180

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                 +0.52%    +20.71%    +64.48%    +186.20%
Average Annual Total Return             +0.52%     +6.47%    +10.46%     +11.09%

Service Class
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                 +0.41%    +20.57%    +64.29%    +185.88%
Average Annual Total Return             +0.41%     +6.44%    +10.44%     +11.08%

COMPARATIVE INDICES++
                                       1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Average balanced portfolio+             -4.39%     +2.10%     +7.64%      +9.40%
Lehman Brothers Government/
Credit Index#                           +8.50%     +5.90%     +7.37%      +7.27%

++ Average annual rates of return.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF UTILITIES SERIES(2), (5), (6), (7), (10), (13)]
(For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2001. Index information is from December 1, 1993.)

         Utilities Series -        Standard & Poor's
           Initial Class             Utility Index#
11/93         $   10,000                  $  10,000
12/93         $   10,020                  $   9,950
12/95         $   12,606                  $  13,005
12/97         $   20,138                  $  16,721
12/99         $   31,079                  $  17,440
12/01         $   25,161                  $  19,374

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

Initial Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -24.34%     +6.30%    +65.82%    +151.61%
Average Annual Total Return            -24.34%     +2.06%    +10.64%     +12.03%

Service Class
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return                -24.46%     +6.13%    +65.56%    +151.22%
Average Annual Total Return            -24.46%     +2.00%    +10.61%     +12.01%

COMPARATIVE INDICES++
                                        1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average utilities portfolio+           -21.24%     -0.64%     +7.90%      +8.58%
Standard & Poor's Utility Index#       -30.43%     +0.32%     +7.63%      +8.53%

* For the period from the commencement of the series investment operations, November 16, 1993, through December 31, 2001. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

RISK CONSIDERATIONS

----------
(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.
(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.
(3) Investing in emerging growth companies is riskier than investing in more-established companies.
(4) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.
(5) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
(6) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
(7) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.
(8) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.
(9) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.
(10) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.
(11) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.
(12) Investing in mid-sized companies is riskier than investing in more-established companies.
(13) These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
CAPITAL APPRECIATION SERIES
STOCKS -- 96.4%

ISSUER                                    SHARES       VALUE
U.S. STOCKS -- 88.8%
APPAREL & TEXTILES -- 0.6%
Nike, Inc., "B"                           139,100  $    7,822,984
                                                   --------------
AUTOMOTIVE -- 0.9%
Harley--Davidson, Inc                     203,980  $   11,078,154
                                                   --------------
BANKS & CREDIT COS. -- 1.8%
Bank America Corp                         153,900  $    9,688,005
FleetBoston Financial Corp                335,510      12,246,115
                                                   --------------
                                                   $   21,934,120
                                                   --------------
BIOTECHNOLOGY -- 3.2%
Abbott Laboratories, Inc                  370,600  $   20,660,950
Genentech, Inc.*                          102,600       5,566,050
Guidant Corp.*                            270,600      13,475,880
                                                   --------------
                                                   $   39,702,880
                                                   --------------
BUSINESS MACHINES -- 2.2%
Sun Microsystems, Inc.*                   714,170  $    8,784,291
Texas Instruments, Inc                    676,010      18,928,280
                                                   --------------
                                                   $   27,712,571
                                                   --------------
BUSINESS SERVICES -- 5.3%
Automatic Data Processing, Inc            357,000  $   21,027,300
BISYS Group, Inc.*                        201,200      12,874,788
Concord EFS, Inc.*                        432,300      14,170,794
First Data Corp                           229,300      17,988,585
                                                   --------------
                                                   $   66,061,467
                                                   --------------
CELLULAR PHONES -- 1.4%
Motorola, Inc                             338,100  $    5,078,262
Sprint Corp. (PCS Group)*                 520,350      12,701,743
                                                   --------------
                                                   $   17,780,005
                                                   --------------
COMPUTER HARDWARE -- SYSTEMS -- 3.2%
Cisco Systems, Inc.*                      940,440  $   17,031,368
Dell Computer Corp.*                      279,100       7,585,938
Lexmark International, Inc.*              256,800      15,151,200
                                                   --------------
                                                    $  39,768,506
                                                   --------------
COMPUTER SOFTWARE -- 2.4%
Oracle Corp.*                           1,303,060  $   17,995,259
Rational Software Corp.*                  605,020      11,797,890
                                                   --------------
                                                   $   29,793,149
                                                   --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS-- 2.2%
Microsoft Corp.*                          417,170  $   27,645,856
                                                   --------------
COMPUTER SOFTWARE -- SERVICES -- 2.5%
SunGard Data Systems, Inc.*               355,300  $   10,278,829
VERITAS Software Corp.*                   477,215      21,393,548
                                                   --------------
                                                   $   31,672,377
                                                   --------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.0%
Adobe Systems, Inc                        193,700  $    6,014,385
Cadence Design Systems, Inc.*             310,300       6,801,776
EMC Corp.*                                167,700       2,253,888
Extreme Networks, Inc.*                   286,140       3,691,206
Peoplesoft, Inc.*                          63,200       2,540,640
Synopsys, Inc.*                            56,400       3,331,548
                                                   --------------
                                                   $   24,633,443
                                                   --------------
CONGLOMERATES -- 4.4%
General Electric Co                       442,250  $   17,725,380
Tyco International Ltd                    632,688      37,265,323
                                                   --------------
                                                   $   54,990,703
                                                   --------------
CONSUMER GOODS & SERVICES -- 0.9%
Gillette Co                               347,320  $   11,600,488
                                                   --------------
ELECTRONICS -- 3.7%
Analog Devices, Inc.*                     522,490  $   23,193,331
LSI Logic Corp.*                          212,120       3,347,254
Maxim Integrated Products, Inc.*           59,100       3,103,341
Micron Technology, Inc.*                  171,820       5,326,420
QLogic Corp.*                             257,030      11,440,405
                                                   --------------
                                                   $   46,410,751
                                                   --------------
ENERGY -- 0.4%
Dynegy, Inc                               199,700  $    5,092,350
                                                   --------------
ENTERTAINMENT -- 7.7%
AOL Time Warner, Inc.*                    582,500  $   18,698,250
Clear Channel Communications, Inc.*       536,795      27,328,234
Fox Entertainment Group, Inc.*            533,440      14,152,163
Viacom, Inc., "B"*                        821,187      36,255,406
                                                   --------------
                                                   $   96,434,053
                                                   --------------
FINANCIAL INSTITUTIONS -- 8.1%
American Express Co                       246,000  $    8,779,740
Citigroup, Inc                            755,503      38,137,792
Freddie Mac                               312,800      20,457,120
Goldman Sachs Group, Inc                  158,080      14,661,920
Merrill Lynch & Co., Inc                  251,670      13,117,040
Morgan Stanley Dean Witter & Co           111,400       6,231,716
                                                   --------------
                                                   $  101,385,328
                                                   --------------
FINANCIAL SERVICES -- 0.8%
Mellon Financial Corp                     258,800  $    9,736,056
                                                   --------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co                    162,400  $    6,552,840
                                                   --------------
INSURANCE -- 4.8%
AFLAC, Inc                                250,300  $    6,147,368
American International Group, Inc.        362,110      28,751,534
MetLife, Inc                              311,200       9,858,816
The St. Paul Cos., Inc                    355,200      15,618,144
                                                   --------------
                                                   $   60,375,862
                                                   --------------
INTERNET -- 1.0%
VeriSign, Inc.*                           328,127  $   12,481,951
                                                   --------------
MACHINERY -- 1.2%
Danaher Corp                              249,700  $   15,059,407
                                                   --------------
MEDICAL & HEALTH PRODUCTS -- 8.5%
Allergan, Inc                             119,180  $    8,944,459
American Home Products Corp               365,400      22,420,944
Applera Corp.-- Applied Biosystems
  Group                                   517,410      20,318,691
Eli Lilly & Co                            213,130      16,739,230
Pfizer, Inc                               649,785      25,893,932
Schering Plough Corp                      325,200      11,645,412
                                                   --------------
                                                   $  105,962,668
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.9%
Genzyme Corp.*                            204,000  $   12,211,440
HEALTHSOUTH Corp.*                         42,900         635,778
IMS Health, Inc                           277,200       5,408,172
Lincare Holdings, Inc.*                   213,200       6,108,180
                                                   --------------
                                                   $   24,363,570
                                                   --------------
OIL SERVICES -- 1.6%
El Paso Corp                              274,100  $   12,227,601
Noble Drilling Corp.*                     213,645       7,272,476
                                                   --------------
                                                   $   19,500,077
                                                   --------------
OILS -- 2.4%
Anadarko Petroleum Corp                   225,000  $   12,791,250
Charter Communications, Inc.*             871,150      14,312,994
Devon Energy Corp                          63,600       2,458,140
                                                   --------------
                                                   $   29,562,384
                                                   --------------

                                       17

ISSUER                                    SHARES       VALUE
RESTAURANTS & LODGING -- 0.2%
Cendant Corp.*                            154,600  $    3,031,706
                                                   --------------
RETAIL -- 2.5%
Costco Wholesale Corp.*                   350,160  $   15,540,101
Sears, Roebuck & Co                        69,700       3,320,508
Target Corp                               292,140      11,992,347
                                                   --------------
                                                   $   30,852,956
                                                   --------------
SPECIAL PRODUCTS & SERVICES -- 1.1%
Minnesota Mining & Manufacturing Co.      120,300  $   14,220,663
                                                   --------------
SUPERMARKET -- 1.5%
Kroger Co.*                               461,300  $    9,627,331
Safeway, Inc.*                            223,080       9,313,590
                                                   --------------
                                                   $   18,940,921
                                                   --------------
TELECOMMUNICATIONS -- 3.5%
Amdocs Ltd.*                              290,500  $    9,868,285
Comverse Technology, Inc.*                326,900       7,312,753
EchoStar Communications Corp.*            639,995      17,580,663
Qwest Communications
  International,Inc                       641,100       9,058,743
                                                   --------------
                                                   $   43,820,444
                                                   --------------
TELECOM -- WIRELESS -- 3.1%
American Tower Corp., "A"*                795,620  $    7,534,521
AT&T Wireless Services, Inc.*             897,220      12,893,052
QUALCOMM, Inc.*                           366,300      18,498,150
                                                   --------------
                                                   $   38,925,723
                                                   --------------
TRANSPORTATION -- 0.3%
United Parcel Service, Inc                 69,800  $    3,804,100
                                                   --------------
UTILITIES -- ELECTRIC -- 1.0%
AES Corp.*                                502,460  $    8,215,221
Calpine Corp.*                            230,100       3,863,379
                                                   --------------
                                                   $   12,078,600
                                                   --------------
    Total U.S. Stocks                              $1,110,789,113
                                                   --------------
FOREIGN STOCKS -- 7.6%
BERMUDA -- 1.9%
Ace Ltd. (Insurance)                      333,500  $   13,390,025
XI Capital Ltd. (Insurance)               115,000      10,506,400
                                                   --------------
                                                   $   23,896,425
                                                   --------------
FINLAND -- 1.2%
Nokia Corp., ADR
  (Telecommunications)                    612,830  $   15,032,720
                                                   --------------
FRANCE -- 2.5%
Sanofi--Synthelabo S.A.
  (Medical & Health Products)             333,700  $   24,885,212
Total Fina Elf S.A., "B" (Oils)            45,300       6,466,119
                                                   --------------
                                                   $   31,351,331
                                                   --------------
NETHERLANDS -- 1.0%
STMicroelectronics N.V.
  (Electronics)                           406,600  $   12,877,022
                                                   --------------
UNITED KINGDOM -- 1.0%
Vodafone Group PLC
  (Telecommunications)                  4,806,700  $   12,558,312
                                                   --------------

    Total Foreign Stocks                           $   95,715,810
                                                   --------------
    Total Stocks (Identified Cost,
      $1,300,412,632)                              $1,206,504,923
                                                   --------------
SHORT-TERM OBLIGATIONS -- 4.3%
                                    PRINCIPAL AMOUNT
ISSUER                                (000 OMITTED)    VALUE
American Express Credit Corp.,
  due 1/02/02                           $  10,244  $   10,243,496
Citigroup, Inc., due 1/07/02                2,500       2,499,208
Federal Home Loan Mortgage Corp.,
  due 1/09/02                               4,300       4,298,280
Federal National Mortgage Association
  Discount Note, due 1/18/02                7,000       6,994,248
General Electric Capital Corp.,
  due 1/02/02                              15,456      15,455,219
General Motors Acceptance Corp.,
  due 1/18/02                               7,000       6,991,240
Salomon Smith Barney Holdings,
  Inc., due 1/15/02 - 1/16/02               6,700       6,695,085
                                                   --------------
    Total Short-Term Obligations,
      at Amortized Cost                            $   53,176,776
                                                   --------------
REPURCHASE AGREEMENT -- 2.3%

Goldman Sachs, dated 12/31/01,
  due 01/02/02, total to be received
  $29,297,913 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                     $  29,295  $   29,295,000
                                                   --------------
    Total Investments
      (Identified Cost, $1,382,884,408 )           $1,288,976,699
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.0)%                          (37,746,723)
                                                   --------------
    Net Assets -- 100.0%                           $1,251,229,976
                                                   ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
EMERGING GROWTH SERIES
STOCKS -- 95.3%

ISSUER                                    SHARES       VALUE
U.S. STOCKS -- 88.2%
AEROSPACE & DEFENSE -- 0.1%
Northrop Grumman Corp                       5,900  $      594,779
Teledyne Technologies, Inc.*               15,000         244,350
                                                   --------------
                                                   $      839,129
                                                   --------------
APPAREL & TEXTILES -- 0.4%
Nike, Inc., "B"                            61,600  $    3,464,384
                                                   --------------
AUTOMOTIVE -- 1.1%
Harley-Davidson, Inc                      166,640  $    9,050,218
                                                   --------------
BANKS & CREDIT COS. -- 0.8%
Bank America Corp                          41,700  $    2,625,015
Capital One Financial Corp                 52,400       2,826,980
First Tennessee National Corp               9,200         333,592
SouthTrust Corp                            31,200         769,704
                                                   --------------
                                                   $    6,555,291
                                                   --------------
BIOTECHNOLOGY -- 2.8%
Abbott Laboratories, Inc                  161,680  $    9,013,660
Genentech, Inc.*                           94,230       5,111,977
Guidant Corp.*                            182,730       9,099,954
Waters Corp.*                              16,800         651,000
                                                   --------------
                                                   $   23,876,591
                                                   --------------
BUSINESS MACHINES -- 2.7%
Affiliated Computer Services, Inc., "A"*   97,280  $   10,324,326
Sun Microsystems, Inc.*                   622,750       7,659,825
Texas Instruments, Inc                    170,500       4,774,000
                                                   --------------
                                                   $   22,758,151
                                                   --------------
BUSINESS SERVICES -- 8.1%
ARAMARK Corp.*                             14,280  $      384,132
Automatic Data Processing, Inc            197,668      11,642,645
BEA Systems, Inc.*                        106,992       1,647,677
BISYS Group, Inc.*                        140,500       8,990,595
Concord EFS, Inc.*                        417,730      13,693,190
DST Systems, Inc.*                        140,700       7,013,895
First Data Corp                           133,923      10,506,259
Fiserv, Inc.*                             143,400       6,068,688
Iron Mountain, Inc.*                       40,500       1,773,900
Nextel Partners, Inc.*                     77,100         925,200
Peregrine Systems, Inc.*                  203,500       3,017,905
Robert Half International, Inc.*           95,000       2,536,500
Sabre Group Holding, Inc.,"A"*             21,300         902,055
                                                   --------------
                                                   $   69,102,641
                                                   --------------
CELLULAR PHONES -- 0.9%
Motorola, Inc                              51,100  $      767,522
Sprint Corp. (PCS Group)*                 294,445       7,187,402
                                                   --------------
                                                   $    7,954,924
                                                   --------------
COMPUTER HARDWARE -- SYSTEMS -- 2.8%
Cisco Systems, Inc.*                      409,171  $    7,410,087
Dell Computer Corp.*                       85,300       2,318,454
Enterasys Networks, Inc.*                 325,000       2,876,250
Lexmark International, Inc.*              158,712       9,364,008
Netscreen Technologies, Inc.*                 310           6,860
Riverstone Networks, Inc.*                132,804       2,204,547
                                                   --------------
                                                   $   24,180,206
                                                   --------------
COMPUTER SOFTWARE -- 2.4%
Akamai Technologies, Inc.*                100,100  $      594,594
Netegrity, Inc.*                           18,700         362,032
Oracle Corp.*                             892,987      12,332,150
Rational Software Corp.*                  365,900       7,135,050
                                                   --------------
                                                   $   20,423,826
                                                   --------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.5%
Mercury Interactive Corp.*                 19,420  $      659,891
Microsoft Corp.*                          187,070      12,397,129
                                                   --------------
                                                   $   13,057,020
                                                   --------------
COMPUTER SOFTWARE -- SERVICES -- 2.9%
CheckFree Corp.*                            4,830  $       86,940
Legato Systems, Inc.*                     129,400       1,678,318
SonicWall, Inc.*                           15,400         299,376
SunGard Data Systems, Inc.*               274,060       7,928,556
TIBCO Software, Inc.*                       8,500         126,905
VERITAS Software Corp.*                   302,450      13,558,833
webMethods, Inc.*                          44,880         752,189
                                                   --------------
                                                   $   24,431,117
                                                   --------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.0%
Adobe Systems, Inc                        100,030  $    3,105,931
BMC Software, Inc.*                         7,720         126,376
Cadence Design Systems, Inc.*             260,780       5,716,298
Citrix Systems, Inc.*                      92,102       2,087,032
Computer Associates International, Inc.   124,700       4,300,903
EMC Corp.*                                261,365       3,512,746
Extreme Networks, Inc.*                    59,465         767,098
McDATA Corp.*                              64,500       1,580,250
Peoplesoft, Inc.*                         155,090       6,234,618
Quest Software, Inc.*                      79,200       1,751,112
Siebel Systems, Inc.*                      21,500         601,570
StorageNetworks, Inc.*                     89,300         551,874
Synopsys, Inc.*                            63,652       3,759,924
                                                   --------------
                                                   $   34,095,732
                                                   --------------
CONGLOMERATES -- 3.6%
General Electric Co                        77,800  $    3,118,224
Tyco International Ltd                    468,224      27,578,394
                                                   --------------
                                                   $   30,696,618
                                                   --------------
CONSUMER GOODS & SERVICES -- 0.4%
Gillette Co                                94,300  $    3,149,620
                                                   --------------
ELECTRICAL EQUIPMENT
Micrel, Inc.*                               7,900  $      207,217
                                                   --------------
ELECTRONICS -- 4.9%
Alpha Industries, Inc.*                    33,600  $      732,480
Altera Corp.*                             164,410       3,488,780
Analog Devices, Inc.*                     277,332      12,310,767
Flextronics International Ltd.*            57,115       1,370,189
General Motors Corp."H"                    20,500         316,725
Intersil Holding Corp.*                    97,190       3,134,378
Maxim Integrated Products, Inc.*           32,100       1,685,571
Microchip Technology, Inc.*                11,300         437,762
Micron Technology, Inc.*                   72,200       2,238,200
Novellus Systems, Inc.*                    60,746       2,396,430
QLogic Corp.*                             106,100       4,722,511
Tektronix, Inc.*                          176,100       4,539,858
Xilinx, Inc.*                             107,782       4,208,887
                                                   --------------
                                                   $   41,582,538
                                                   --------------
ENERGY -- 0.6%
Dynegy, Inc.                              212,264  $    5,412,732
                                                   --------------
ENTERTAINMENT -- 5.3%
AOL Time Warner, Inc.*                    146,300  $    4,696,230
Clear Channel Communications, Inc.*       281,410      14,326,583
Emmis Broadcasting Corp., "A"*             11,100         262,404
Entercom Communications Corp.*             48,648       2,432,400
Fox Entertainment Group, Inc.*            207,304       5,499,775
Hearst-Argyle Television, Inc.*            19,300         416,108
Hispanic Broadcasting Corp.*               45,800       1,167,900
Univision Communications, Inc., "A"*       18,100         732,326
USA Networks, Inc.*                         1,100          30,041
Viacom, Inc., "B"*                        358,580      15,831,307
                                                   --------------
                                                   $   45,395,074
                                                   --------------

                                       19

ISSUER                                    SHARES       VALUE
FINANCIAL INSTITUTIONS -- 5.0%
American Express Co.                       49,600  $    1,770,224
Citigroup, Inc.                           277,639      14,015,217
Freddic Mac.                              163,670      10,704,018
Goldman Sachs Group, Inc.                 104,044       9,650,081
Household International, Inc.              33,100       1,917,814
Merrill Lynch & Co., Inc.                  60,924       3,175,359
Morgan Stanley Dean Witter & Co.           30,400       1,700,576
                                                   --------------
                                                   $   42,933,289
                                                   --------------
FINANCIAL SERVICES -- 0.4%
Instinet Group, Inc.                       79,800  $      801,990
Mellon Financial Corp.                     70,600       2,655,972
                                                   --------------
                                                   $    3,457,962
                                                   --------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co.                   102,000  $    4,115,700
                                                   --------------
HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                         92,100  $    1,502,151
Weight Watchers International, Inc.*          460          15,557
                                                   --------------
                                                   $    1,517,708
                                                   --------------
INSURANCE -- 3.7%
AFLAC, Inc.                                68,170  $    1,674,255
American International Group, Inc.        180,020      14,293,588
Arthur J. Gallagher & Co.                   7,700         265,573
Hartford Financial Services Group, Inc.    53,500       3,361,405
MetLife, Inc.                             105,600       3,345,408
Principal Financial Group, Inc.*           11,090         266,160
Safeco Corp.                                9,000         280,350
The St. Paul Cos., Inc.                   150,726       6,627,422
UnumProvident Corp.                        57,904       1,535,035
                                                   --------------
                                                   $   31,649,196
                                                   --------------
INTERNET -- 1.2%
Openwave Systems, Inc.*.                   72,400  $      708,796
VeriSign, Inc.*.                          245,177       9,326,533
                                                   --------------
                                                   $   10,035,329
                                                   --------------
MACHINERY -- 0.6%
Danaher Corp.                              86,700  $    5,228,877
                                                   --------------
MEDIA -- 0.2%
McClatchy Co.                              10,300  $      484,100
Westwood One, Inc.*                        26,200         787,310
                                                   --------------
                                                   $    1,271,410
                                                   --------------
MEDICAL & HEALTH PRODUCTS -- 5.9%
Allergan, Inc.                             73,331  $    5,503,492
American Home Products Corp.              213,300      13,088,088
Applera Corp. - Applied.Biosystems Group  306,450      12,034,291
Eli Lilly & Co.                           109,300       8,584,422
Forest Laboratories, Inc.*.                 8,300         680,185
Pfizer, Inc.                              176,310       7,025,954
Schering Plough Corp.                      86,300       3,090,403
Stryker Corp.                               9,100         531,167
                                                   --------------
                                                   $   50,538,002
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 5.2%
Alpharma, Inc.                              6,900  $      182,505
Cardinal Health, Inc.                      30,100       1,946,266
Enzon, Inc.*.                               3,600         202,608
Express Scripts, Inc.*.                   139,200       6,508,992
Genzyme Corp.*.                           170,870      10,228,278
HEALTHSOUTH Corp.*                        188,300       2,790,606
IMS Health, Inc.                          383,400       7,480,134
Laboratory Corporation of America
  Holdings*.                               71,400       5,772,690
Lincare Holdings, Inc.*                   101,500       2,907,975
Quest Diagnostics, Inc.*                   41,416  $    2,969,942
St. Jude Medical, Inc.*                     3,600         279,540
UnitedHealth Group, Inc.                   41,700       2,951,109
                                                   --------------
                                                   $   44,220,645
                                                   --------------
OIL SERVICES -- 1.3%
BJ Services Co.*.                          20,700  $      671,715
Cooper Cameron Corp.*.                     15,600         629,616
El Paso Corp.                             178,286       7,953,338
Noble Drilling Corp.*.                     59,137       2,013,024
                                                   --------------
                                                   $   11,267,693
                                                   --------------
OILS -- 2.2%
Anadarko Petroleum Corp.                   55,300  $    3,143,805
Charter Communications, Inc.*.            444,775       7,307,653
EOG Resources, Inc.                        39,200       1,533,112
GlobalSantaFe Corp.                       229,293       6,539,437
                                                   --------------
                                                   $   18,524,007
                                                   --------------
PHARMACEUTICALS -- 1.2%
Andrx Group*.                              43,992  $    3,097,477
Barr Laboratories, Inc.*.                  17,300       1,372,928
ICN Pharmaceuticals, Inc.                   8,700         291,450
IVAX Corp.*.                              120,400       2,424,856
Mylan Laboratories, Inc.                   36,100       1,353,750
Sepracor, Inc.*                            16,400         935,784
Watson Pharmaceuticals, Inc.*              10,700         335,873
                                                   --------------
                                                   $    9,812,118
                                                   --------------
PRINTING & PUBLISHING -- 0.8%
Lee Enterprises, Inc.                       5,000  $      181,850
McGraw-Hill Cos., Inc.                     38,700       2,359,926
Meredith Corp.                             22,200         791,430
New York Times Co.                         20,200         873,650
Scripps (E.W.) Howard, Inc., "A"            6,300         415,800
Tribune Co.                                48,100       1,800,383
                                                   --------------
                                                   $    6,423,039
                                                   --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Starwood Hotels & Resorts Co.              85,700  $    2,558,145
                                                   --------------
RESTAURANTS & LODGING -- 1.7%
Applebee's International, Inc.             11,700  $      400,140
Brinker International, Inc.*.              71,200       2,118,912
CEC Entertainment, Inc.*.                  37,080       1,608,901
Cendant Corp.*                            359,300       7,045,873
Darden Restaurants, Inc.                   26,400         934,560
Jack in the Box, Inc.*                     10,100         278,154
P.F. Chang's China Bistro, Inc.*            4,400         208,120
Panera Bread Co.                            5,700         296,628
Sonic Corp.*                                8,800         316,800
Starbucks Corp.*                           59,400       1,131,570
                                                   --------------
                                                   $   14,339,658
                                                   --------------
RETAIL -- 2.8%
Barnes & Noble, Inc.*                      88,200  $    2,610,720
BJ's Wholesale Club, Inc.*                 23,500       1,036,350
Costco Wholesale Corp.*                    95,800       4,251,604
Home Depot, Inc.                           42,050       2,144,971
Kohl's Corp.*                              18,100       1,274,964
Lowe's Cos., Inc.                         105,952       4,917,232
Sears, Roebuck & Co.                       18,900         900,396
Target Corp.                               89,800       3,686,290
Tiffany & Co.                              10,400         327,288
Walgreen Co.                               73,300       2,467,278
                                                   --------------
                                                   $   23,617,093
                                                   --------------

                                       20

ISSUER                                    SHARES       VALUE
RETAIL & DRUGSTORES
Dollar Tree Stores, Inc.*                  11,500  $      355,465
                                                   --------------
SPECIAL PRODUCTS & SERVICES -- 0.7%
Minnesota Mining & Manufacturing Co.       32,600  $    3,853,646
SPX Corp.*                                 14,300       1,957,670
                                                   --------------
                                                   $    5,811,316
                                                   --------------
SUPERMARKET -- 0.7%
Kroger Co.*                               273,782  $    5,713,830
                                                   --------------
TECHNOLOGY -- 0.3%
Macrovision Corp.*                         42,300  $    1,489,806
Palm, Inc.*                                23,050          89,434
PerkinElmer, Inc.                           8,600         301,172
Symbol Technologies, Inc.                  17,700         281,076
                                                   --------------
                                                   $    2,161,488
                                                   --------------
TELECOMMUNICATIONS -- 4.4%
Amdocs Ltd.*                              130,300  $    4,426,291
CIENA Corp.*                              223,930       3,204,438
Comverse Technology, Inc.*                340,440       7,615,643
Crown Castle International Corp.*          79,200         845,856
EchoStar Communications Corp.*            493,690      13,561,664
Juniper Networks, Inc.*                    42,830         811,629
L-3 Communications Holding, Inc.*           6,700         603,000
Network Appliance, Inc.*                   40,860         893,608
Powerwave Technologies, Inc.*              12,400         214,272
Qwest Communications International, Inc.  170,379       2,407,455
Time Warner Telecom, Inc.*                168,920       2,988,195
                                                   --------------
                                                   $   37,572,051
                                                   --------------
TELECOMMUNICATIONS & CABLE -- 0.5%
Comcast Corp., "A"*                       126,400  $    4,550,400
                                                   --------------
TELECOMMUNICATIONS -- WIRELESS -- 2.2%
American Tower Corp., "A"*                335,400  $    3,176,238
AT&T Wireless Services, Inc.*             375,300       5,393,061
QUALCOMM, Inc.*                           202,580      10,230,290
                                                   --------------
                                                   $   18,799,589
                                                   --------------
TELECOMMUNICATIONS -- WIRELINE -- 0.4%
Advanced Fibre Communications, Inc.*       32,730  $      578,339
GlobespanVirata, Inc.*                     46,200         598,290
Tekelec Co.*                              104,450       1,891,590
                                                   --------------
                                                   $    3,068,219
                                                   --------------
TRANSPORTATION -- 0.1%
United Parcel Service, Inc.                18,400  $    1,002,800
                                                   --------------
UTILITIES -- ELECTRIC -- 0.4%
AES Corp.*                                129,478  $    2,116,965
Calpine Corp.*                             63,230       1,061,632
                                                   --------------
                                                   $    3,178,597
                                                   --------------
    Total U.S. Stocks                              $  749,956,655
                                                   --------------
FOREIGN STOCKS -- 7.1%
BERMUDA -- 1.5%
Accenture Ltd. (Business Services)*        55,230  $    1,486,791
Ace Ltd. (Insurance)                      175,700       7,054,355
XI Capital Ltd. (Insurance)                45,800       4,184,288
                                                   --------------
                                                   $   12,725,434
                                                   --------------
CANADA -- 1.1%
Biovail Corp. (Pharmaceuticals)*          131,676  $    7,406,775
Celestica Inc. (Business Services)*        25,584       1,033,338
Zarlink Semiconductor, Inc.
  (Electronics)*                           76,100         856,125
                                                   --------------
                                                   $    9,296,238
                                                   --------------
FINLAND -- 1.0%
Nokia Corp., ADR (Telecommunications)     347,500  $    8,524,175
                                                   --------------
FRANCE -- 1.6%
Business Objects S.A., ADR
  (Computer Software - Systems)*            1,900  $       64,220
Sanofi-Synthelabo S.A.
  (Medical & Health Products)             154,200      11,499,250
Total Fina Elf S.A., "B" (Oils)            13,600       1,941,263
                                                   --------------
                                                   $   13,504,733
                                                   --------------
GERMANY -- 0.1%
Fresenius Medical Care AG, Preferred
  (Medical Supplies)                       14,500  $      668,920
                                                   --------------
IRELAND -- 0.1%
Elan Corp. PLC, ADR
  (Health Products)*                       20,400  $      919,224
                                                   --------------
ISRAEL -- 0.3%
Teva Pharmaceutical Industries Ltd.        45,500  $    2,804,165
                                                   --------------
NETHERLANDS -- 0.8%
STMicroelectronics N.V. (Electronics)     217,600  $    6,891,392
                                                   --------------
NORWAY
Tandberg ASA (Telecommunications)*         16,000  $      356,542
                                                   --------------
UNITED KINGDOM -- 0.6%
Reed International PLC (Publishing)        96,100  $      796,184
Shire Pharmaceuticals Group PLC (Medical
  and Health Technology and Services)*     16,300         596,580
Vodafone Group PLC, ADR
  (Telecommunications)                    130,122       3,341,533
                                                   --------------
                                                   $    4,734,297
                                                   --------------
    Total Foreign Stocks                           $   60,425,120
                                                   --------------
    Total Stocks (Identified Cost,
      $754,168,843)                                $  810,381,775
                                                   --------------

SHORT-TERM OBLIGATIONS -- 3.1%
                                     PRINCIPAL AMOUNT
                                       (000 OMITTED)
American Express Credit Corp.,
  due 1/02/02                          $    5,894  $    5,893,710
Citigroup, Inc., due 1/07/02                2,400       2,399,240
Federal Home Loan Mortgage Corp.,
  due 1/09/02                               4,700       4,698,120
General Electric Capital Corp.,
  due 1/02/02                               8,892       8,891,551
Salomon Smith Barney Holdings,
  Inc., due 1/15/02 - 1/16/02               4,800       4,796,428
                                                   --------------
    Total Short-Term Obligations,
      at Amortized Cost                            $   26,679,049
                                                   --------------
REPURCHASE AGREEMENT-- 1.8%
Goldman Sachs Group, Inc.,
  dated 12/31/01, due 1/02/02,
  total to be received $15,578,549
  (secured by various U.S. Treasury
  and Federal Agency obligations
  in a jointly traded account),
  at cost                              $   15,577  $   15,577,000
                                                   --------------
    Total Investments
      (Identified Cost, $796,424,892)              $  852,637,824
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.2)%                           (1,770,222)
                                                   --------------
    Net Assets -- 100.0%                           $  850,867,602
                                                   ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
GLOBAL GROWTH SERIES
STOCKS -- 95.5%

ISSUER                                   SHARES        VALUE
FOREIGN STOCKS -- 57.6%
AUSTRALIA -- 0.9%
NRMA Insurance Group Ltd. (Insurance)   1,008,850   $   1,610,319
Tabcorp Holdings Ltd. (Gaming)*           197,960         996,559
                                                    -------------
                                                    $   2,606,878
                                                    -------------
BELGIUM -- 0.2%
Dexia (Banks & Credit Cos.)                41,300   $     593,559
                                                    -------------
BERMUDA -- 2.2%
Ace Ltd. (Insurance)                       30,800   $   1,236,620
Tyco International Ltd  (Conglomerate)     66,490       3,916,261
XL Capital Ltd  (Insurance)                11,800       1,078,048
                                                    -------------
                                                    $   6,230,929
                                                    -------------
BRAZIL -- 1.0%
Aracruz Celulose S A.
  (Forest & Paper Products)                92,390   $   1,679,650
Banco Itau S A , Preferred
  (Banks & Credit Cos )                 4,439,900         338,405
Celular CRT Participacoes S A.,
  Preferred (Telecommunications)*               0               6
Companhia Vale Rio Doce,
  ADR (Mining)                              3,190          75,316
Itausa Investimentos Itau S A.,
  Preferred (Conglomerate)                 83,196          78,188
Petroleo Brasileiro S A.,
  ADR (Oils & Gas)                         15,890         370,237
Votorantim Celulose e Papel S.A ,
  ADR (Forest & Paper Products)*           19,150         337,997
                                                    -------------
                                                    $   2,879,799
                                                    -------------
CANADA -- 1.3%
BCE, Inc. (Telecommunications)             31,340   $     714,552
Manitoba Telecom Services
  (Telecommunications)                     69,840       1,522,266
Manulife Financial Corp. (Insurance)       54,280       1,418,372
                                                    -------------
                                                    $   3,655,190
                                                    -------------
CHILE -- 0.1%
Compania Cervecerias Unidas S A.,
  ADR (Brewery)                             9,900   $     176,220
Distribucion y Servicio S A.,
  ADR (Supermarkets)                        6,330          82,923
Quinenco S A., ADR
  (Telecommunications)*                    11,900          86,395
                                                    -------------
                                                    $     345,538
                                                    -------------
CHINA -- 1.1%
Beijing Datang Power Generation Co.
  (Electronics) *                       1,694,000   $     537,685
China Mobile (Hong Kong) Ltd.
  (Telecommunications)*                   557,500       1,962,575
China Mobile (Hong Kong) Ltd.,
  ADR (Telecommunications)*                20,600         360,088
Huaneng Power International, Inc.
  (Energy)                                326,000         196,496
Jiangsu Expressway Co. Ltd.
  (Transportation)                        549,000         120,395
                                                    -------------
                                                    $   3,177,239
                                                    -------------
CROATIA-- 0.1%
Pliva d.d. Co., GDR
  (Medical & Health Products)              24,080   $     240,388
                                                    -------------
DENMARK -- 1.0%
Danske Bank (Banks & Credit Cos.)         175,140   $   2,810,697
                                                    -------------
EGYPT -- 0.1%
Al Ahram Beverage Co. S.A.E., GDR
  (Beverages)*                             15,140   $     107,494
Egypt Mobile Phone (Telecommunications)*   16,360         119,435
                                                    -------------
                                                    $     226,929
                                                    -------------
ESTONIA -- 0.1%
AS Eesti Telekom, GDR
  (Telecommunications)                     18,020   $     217,606
                                                    -------------
FINLAND -- 1.0%
Nokia Corp., ADR (Telecommunications)     111,510   $   2,735,340
                                                    -------------
FRANCE -- 6.4%
Aventis S.A. (Pharmaceuticals)              8,780   $     623,112
Carrefour S.A. (Supermarket)               34,460       1,790,892
Generale de Sante (Healthcare)*            52,670         673,068
Sanofi-Synthelabo S.A.
  (Medical & Health Products)              96,190       7,173,235
Suez S.A. (Water)                          44,090       1,334,013
Technip S.A. (Construction)                19,170       2,558,907
Total Fina Elf S.A., "B" (Oils)            25,400       3,625,594
                                                    -------------
                                                    $  17,778,821
                                                    -------------
GERMANY -- 2.5%
Celanese AG (Chemicals)                    35,760   $     668,279
Fresenius AG, Preferred (Medical
  Supplies)                                 7,530         611,796
Fresenius Medical Care AG, Preferred
  (Medical Supplies)                       47,220       2,178,372
Linde AG (Engineering)                     30,480       1,234,149
Munchener Ruckvers AG
  (Financial Services)                      4,910       1,332,451
Software AG (Computer Software-Services)   25,680         982,663
                                                    -------------
                                                    $   7,007,710
                                                    -------------
GREECE -- 0.3%
Cosmote S A  (Telecommunications)          74,277   $     754,852
Hellenic Bottling (Beverages)              13,700         197,504
                                                    -------------
                                                    $     952,356
                                                    -------------
HONG KONG -- 0.4%
Cathay Pacific Airways Ltd. (Airlines)    287,000   $     368,062
Hong Kong & China Gas Ltd. (Oil & Gas)    178,000         219,144
Hong Kong Exchanges & Clearing Ltd.
  (Financial Services)                    118,000         179,325
Texwinca Holdings, Ltd. (Textiles)        242,000         115,606
Zhejiang Expressway Co., Ltd
  (Construction)                          772,000         190,089
                                                    -------------
                                                    $   1,072,226
                                                    -------------
HUNGARY -- 0.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)                     12,029   $     204,373
OTP Bank (Banks & Credit Cos )              2,370         142,200
                                                    -------------
                                                    $     346,573
                                                    -------------
INDIA -- 0.4%
Hindustan Lever Ltd. (Consumer
  Products)                                92,100   $     427,614
Housing Development Finance Corp., Ltd
  (Financial Services)                     32,500         445,973
Mahanagar Telephone Nigam Ltd., ADR
  (Telecommunications)*                    32,350         169,934
                                                    -------------
                                                    $   1,043,521
                                                    -------------
INDONESIA -- 0.1%
PT Telekomunikasi Indonesia
  (Telecom-Wireline)*                     786,500   $     243,169
                                                    -------------
IRELAND -- 0.4%
Bank of Ireland (Banks & Credit Cos.)     100,800   $      953,531
                                                    -------------
ISRAEL -- 0.2%
Check Point Software Technologies Ltd.
  (Computer Software - Services)*           8,940   $     356,617
Partner Communications Co. Ltd., ADR
  (Cellular Phones)*                       32,305         221,289
                                                    -------------
                                                    $     577,906
                                                    -------------

                                       22

ISSUER                                    SHARES        VALUE
ITALY -- 1.1%
Assicurazioni Generali S.p.A. (Insurance)  76,450   $   2,122,625
Snam Rete Gas S.p.A. (Natural Gas)*       330,340         873,089
                                                    -------------
                                                    $   2,995,714
                                                    -------------
JAPAN -- 4.6%
Asahi Breweries, Ltd.
  (Food & Beverage Products)              209,000   $   1,881,287
Canon, Inc. (Business Machines)            32,000       1,101,848
Fast Retailing Co. (Retail)                12,600       1,121,667
Honda Motor Co., Ltd. (Automotive)         56,600       2,260,025
Secom Co., Ltd  (Business Services)        25,000       1,255,917
Sega Enterprises
  (Consumer Goods & Services)              62,900       1,255,791
Shionogi & Co., Ltd. (Pharmaceuticals)     46,000         786,685
Shiseido Co., Ltd. (Consumer Products)     89,000         822,866
Stanley Electric Co., Ltd. (Electronics)   61,000         465,254
Tokyo Gas Co. Ltd. (Gas)                  651,000       1,744,549
                                                    -------------
                                                    $  12,695,889
                                                    -------------
MEXICO -- 2.9%
America Movil S.A. De C.V., ADR
  (Cellular Phones)                         9,400   $     183,112
Cemex S.A. (Construction)                  37,335         922,174
Cifra S.A. de C V  (Retail)                23,700          55,713
Coca--Cola Femsa S.A., ADR
  (Beverages)                              17,900         359,253
Fomento Economico Mexicano S.A.
  (Food & Beverage Products)               13,300         459,515
Grupo Aeroportuario del Sureste S.A. de
  C V., ADR (Transportation)*             115,070       1,772,078
Grupo Continential S.A
  (Food & Beverage Products)              100,530         148,388
Grupo Financiero Bancomer (Finance)       503,100         459,314
Grupo Financiero Banorte S.A. de C.V.
  (Finance)*                               45,400          95,258
Grupo Financiero Inbursa, S.A. de C.V.
  (Banks & Credit Cos )                   145,000         172,962
Grupo Modelo S.A. de C.V. (Brewery)*      216,720         485,997
Grupo Televisa S.A., ADR (Entertainment)*   9,300         401,574
Grupo Tmm S.A. De C.V., ADR (Railroad)     31,770         311,346
Telefonos de Mexico S.A , ADR
  (Telecommunications)                     41,290       1,445,976
Wal-Mart de Mexico S.A. de C.V. (Retail)  304,807         833,170
                                                    -------------
                                                    $   8,105,830
                                                    -------------
NETHERLANDS -- 4.0%
Akzo Nobel N.V. (Chemicals)                36,670   $   1,636,526
Fugro N.V. (Engineering)*                  20,419         910,360
Jomed N.V. (Medical & Health Products)*    22,490         610,000
Koninklijke Philips Electronics N.V.
  (Electronics)                            58,882       1,749,081
KPN N.V. (Telecommunications)*            184,920         939,639
Libertel N.V. (Cellular Phones)*          113,000       1,038,771
STMicroelectronics N.V. (Electronics)      41,800       1,323,806
Unilever N.V. (Consumer Goods & Services)  31,570       1,849,999
VNU N.V. (Publishing)*                     35,722       1,097,039
                                                    -------------
                                                    $  11,155,221
                                                    -------------
NORWAY -- 0.2%
Tandberg ASA (Telecommunications)*         25,590   $     570,244
                                                    -------------
PANAMA
Banco Latinoamericano de Exportaciones,
  S.A. (Banks & Credit Cos.)                1,200   $      33,660
                                                    -------------
PERU -- 0.1%
Compania de Minas Buenaventura, ADR
  (Mining)                                 12,510   $     259,332
                                                    -------------
PHILIPPINES -- 0.1%
Bank of Philippine Islands
  (Banks & Credit Cos.)                   107,200   $     119,806
San Miguel Corp., "B" (Brewery)           117,660         120,061
                                                    -------------
                                                    $     239,867
                                                    -------------
RUSSIA -- 0.9%
AO VimpelCom, ADR (Telecommunications)*    14,880   $     387,624
JSC Mining & Smelting Company Norilsk
  Nickel, ADR (Mining)*                    15,600         253,620
Lukoil Oil Co., ADR (Oils)                  4,480         219,492
Mobile Telesystems, ADR
  (Telecommunications)*                    10,770         384,058
RAO Unified Energy System (UES), ADR
  (Utilities-Electric)                     15,000         235,950
Sibneft (Oils)*                            14,900         107,846
Surgutneftegaz, ADR (Oils & Gas)           12,480         195,187
Yukos Corp., ADR (Oils)*                    9,480         743,194
                                                    -------------
                                                    $   2,526,971
                                                    -------------
SCOTLAND -- 1.1%
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)                   126,081   $   3,064,088
                                                    -------------
SINGAPORE -- 0.2%
Singapore Airlines Ltd. (Airlines)         94,000   $     560,130
                                                    -------------
SOUTH AFRICA-- 0.6%
African Bank Investments Ltd.
  (Banks & Credit Cos.)*                  252,000   $     182,852
BoE Ltd. (Banks & Credit Cos.)*           578,800         182,957
Impala Platinum Holdings Ltd. (Minerals)   10,620         497,962
Liberty Life Association of Africa Ltd.
  (Insurance)                              19,600          90,235
M-Cell Ltd. (Cellular Phones)*            117,743         129,625
Remgro Ltd. (Business Services)            16,100          86,610
Sanlam Ltd. (Insurance)                   120,700          92,614
Sappi Ltd., ADR (Forest & Paper Products)* 20,600         206,086
Sasol Ltd. (Oils)                          34,610         304,245
                                                    -------------
                                                    $   1,773,186
                                                    -------------
SOUTH KOREA-- 5.2%
Good Morning Securities Co., Ltd.
  (Financial Institutions)*                83,080   $     367,120
Hanwha Chemical Corp. (Chemicals)*         72,430         217,818
Kookmin Bank (Banks & Credit Cos.)*        21,231         811,127
Korea Telecom Corp. (Telecommunications)   19,855         760,842
Korea Telecom Corp., ADR
  (Telecommunications)*                    65,330       1,328,159
Korea Tobacco & Ginseng Corp., GDR
  (Tobacco)*                               50,900         381,750
Korean Air Co., Ltd. (Airlines)            29,910         186,321
LG Chem Investment Ltd. (Chemicals)        20,426         128,495
LG Chemical Ltd. (Chemicals)*              14,224         237,339
LG Household & Healthcare Ltd.
  (Special Products & Services)*              400           8,868
LG Insurance Co , Ltd. (Insurance)*        30,740          99,047
Pohang Iron & Steel Co. Ltd. (Construction) 2,120         198,420
Samsung Electronics (Electronics)          23,230       4,972,129
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance - Property & Casualty)        42,600       1,830,150
Samsung Securities Co. Ltd. (Finance)      16,630         610,468
Shinhan Financial Group Co., Ltd.
  (Financial Institutions)*                15,490         208,553
SK Telecom Co., Ltd. (Telecommunications)   8,360       1,718,819
SK Telecom Co., Ltd., ADR
  (Telecommunications)                     12,590         272,196
                                                    -------------
                                                    $  14,337,621
                                                    -------------

                                       23

ISSUER                                   SHARES        VALLUE
SPAIN -- 1.6%
Gas Natural SDG S.A. (Gas)                 26,020   $     433,002
Iberdrola S.A. (Utilities - Electric)     183,910       2,392,731
Telefonica S.A. (Telecommunications)      114,600       1,532,797
                                                    -------------
                                                    $   4,358,530
                                                    -------------
SWEDEN -- 0.7%
Saab AB, "B" (Aerospace)                  157,998   $   1,504,671
Securitas AB (Consumer Goods & Services)   19,260         366,840
                                                    -------------
                                                    $   1,871,511
                                                    -------------
SWITZERLAND -- 3.4%
Converuim Holding AG (Insurance)*.         11,790   $     573,475
Givaudan S.A. (Chemicals)                   2,310         704,515
Novartis AG (Medical & Health Products)    69,410       2,510,156
Swiss Reinsurance (Insurance)               6,370         641,185
Syngenta AG (Chemicals)*                   66,068       3,424,657
Synthes-Stratec, Inc.
  (Medical & Health Products)*##            2,230       1,536,470
                                                    -------------
                                                    $   9,390,458
                                                    -------------
TAIWAN -- 0.2%
Fubon Insurance Co., GDR (Insurance)       21,000   $     199,500
Siliconware Precision Industries Co.
  (Electronics)*                          338,000         299,261
                                                    -------------
                                                    $     498,761
                                                    -------------
THAILAND -- 0.2%
Advanced Info Service Public Co., Ltd.
  (Cellular Phones)                       413,700   $     381,323
PTT Public Company Ltd. (Oils)*           199,900         155,995
                                                    -------------
                                                    $     537,318
                                                    -------------
TURKEY
Akbank T.A.S. (Banks & Credit Cos.)    33,290,700   $     105,612
                                                    -------------
UNITED KINGDOM -- 10.6%
Anglo American PLC (Mining)                60,600   $     916,935
BP Amoco PLC, ADR (Oils)                   59,448       2,764,927
British Sky Broadcasting Group PLC
  (Broadcasting)*                         109,450       1,202,688
CGNU PLC (Insurance)*                     151,186       1,856,879
Diageo PLC (Food & Beverage Products)*    224,305       2,559,316
GlaxoSmithKline PLC
   (Medical Products & Pharmaceuticals)    48,410       1,212,371
HSBC Holdings PLC (Banks & Credit Cos )   141,930       1,662,741
Lloyds TSB Group PLC
  (Banks & Credit Cos )                   172,330       1,868,595
Lonmin PLC (Mining)                        31,400         479,219
National Grid Group PLC (Media - Cable)   154,650         962,075
NEXT PLC (Retail)                         137,026       1,782,549
Reckitt Benckiser PLC
  (Consumer Goods & Services)             104,110       1,513,240
Reed International PLC (Publishing)       305,630       2,532,131
Standard Chartered PLC
  (Banks & Credit Cos )                    65,610         781,986
Tesco PLC (Retail)                        535,320       1,937,440
Vodafone Group PLC (Telecommunications) 1,607,462       4,199,765
Vodafone Group PLC, ADR
  (Telecommunications)                     50,578       1,298,843
                                                    -------------
                                                    $  29,531,700
                                                    -------------
    Total Foreign Stocks                            $ 160,307,548
                                                    -------------
U.S. STOCKS -- 37.9%
APPAREL & TEXTILES -- 0.3%
Nike, Inc., "B"                            14,000   $     787,360
                                                    -------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc                       13,700   $     744,047
                                                    -------------
BANKS & CREDIT COS. -- 0.3%
Bank America Corp.                         15,600   $     982,020
                                                    -------------
BIOTECHNOLOGY -- 1.3%
Abbott Laboratories, Inc.                  42,400   $   2,363,800
Genentech, Inc.*                            5,800         314,650
Guidant Corp.*                             18,900         941,220
                                                    -------------
                                                    $   3,619,670
                                                    -------------
BUSINESS MACHINES -- 1.3%
Affiliated Computer Services, Inc., "A"*    7,520   $     798,098
Sun Microsystems, Inc.*                    76,100         936,030
Texas Instruments, Inc.                    64,100       1,794,800
                                                    -------------
                                                    $   3,528,928
                                                    -------------
BUSINESS SERVICES -- 1.9%
Automatic Data Processing, Inc.            11,320   $     666,748
BISYS Group, Inc.*                         20,770       1,329,072
Concord EFS, Inc.*                         49,000       1,606,220
First Data Corp.                           21,990       1,725,116
                                                    -------------
                                                    $   5,327,156
                                                    -------------
CELLULAR PHONES -- 0.5%
Motorola, Inc.                             19,200   $     288,384
Sprint Corp. (PCS Group)*                  42,440       1,035,960
                                                    -------------
                                                    $   1,324,344
                                                    -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.3%
Cisco Systems, Inc.*                       73,170   $   1,325,109
Dell Computer Corp.*                       32,400         880,632
Lexmark International, Inc.*               25,520       1,505,680
                                                    -------------
                                                    $   3,711,421
                                                    -------------
COMPUTER SOFTWARE -- 1.0%
Oracle Corp.*                             142,688   $   1,970,521
Rational Software Corp.*                   47,370         923,715
                                                    -------------
                                                    $   2,894,236
                                                    -------------
COMPUTER SOFTWARE-- PERSONAL COMPUTERS-- 1.1%
Mercury Interactive Corp.*                  6,310   $     214,414
Microsoft Corp.*                           42,660       2,827,078
                                                    -------------
                                                    $   3,041,492
                                                    -------------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
SunGard Data Systems, Inc.*                36,400   $   1,053,052
VERITAS Software Corp.*                    43,440       1,947,415
                                                    -------------
                                                    $   3,000,467
                                                    -------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.1%
Adobe Systems, Inc.                        22,300   $     692,415
Cadence Design Systems, Inc.*              32,210         706,043
EMC Corp.*                                 17,280         232,243
Peoplesoft, Inc.*                          22,600         908,520
Siebel Systems, Inc.*                       9,000         251,820
Synopsys, Inc.*                             5,800         342,606
                                                    -------------
                                                    $   3,133,647
                                                    -------------
CONGLOMERATES -- 0.5%
General Electric Co.                       31,660   $   1,268,933
                                                    -------------
CONSUMER GOODS & SERVICES -- 0.5%
Gillette Co.                               37,800   $   1,262,520
                                                    -------------
ELECTRONICS -- 1.4%
Analog Devices, Inc.*                      43,260   $   1,920,311
Maxim Integrated Products, Inc.*           12,000         630,120
Micron Technology, Inc.*                   27,570         854,670
QLogic Corp.*                              14,070         626,256
                                                    -------------
                                                    $   4,031,357
                                                    -------------

                                       24

ISSUER                                   SHARES        VALLUE
ENERGY -- 0.1%
Dynegy, Inc.                               14,290   $     364,395
                                                    -------------
ENTERTAINMENT -- 2.9%
AOL Time Warner, Inc.*                     58,400   $   1,874,640
Clear Channel Communications, Inc.*        35,730       1,819,014
Fox Entertainment Group, Inc.*             54,660       1,450,130
Viacom, Inc., "B"*                         64,760       2,859,154
                                                    -------------
                                                    $   8,002,938
                                                    -------------
FINANCIAL INSTITUTIONS -- 3.3%
American Express Co.                       18,800   $     670,972
Citigroup, Inc.                            65,042       3,283,320
Federal Home Loan Mortgage Corp.           30,300       1,981,620
Goldman Sachs Group, Inc.                  16,200       1,502,550
Merrill Lynch & Co , Inc.                  23,380       1,218,566
Morgan Stanley Dean Witter & Co.           11,400         637,716
                                                    -------------
                                                    $   9,294,744
                                                    -------------
FINANCIAL SERVICES -- 0.4%
Mellon Financial Corp.                     26,500   $     996,930
                                                    -------------
FOREST & PAPER PRODUCTS -- 0.2%
International Paper Co.                    16,600   $     669,810
                                                    -------------
INSURANCE -- 2.9%
AFLAC, Inc.                                55,810   $   1,370,694
American International Group, Inc.         37,320       2,963,208
MetLife, Inc.                              43,700       1,384,416
The St. Paul Cos., Inc.                    37,820       1,662,945
UnumProvident Corp.                        22,120         586,401
                                                    -------------
                                                    $   7,967,664
                                                    -------------
INTERNET -- 0.4%
VeriSign, Inc.*                            30,315   $   1,153,183
                                                    -------------
MACHINERY -- 0.5%
Danaher Corp.                              23,400   $   1,411,254
                                                    -------------
MEDICAL & HEALTH PRODUCTS -- 3.9%
Allergan, Inc.                              9,900   $     742,995
American Home Products Corp.               42,240       2,591,846
Applera Corp. -- Applied Biosystems
  Group                                    60,370       2,370,730
Eli Lilly & Co.                            19,600       1,539,384
Pfizer, Inc.                               64,640       2,575,904
Schering Plough Corp.                      32,420       1,160,960
                                                    -------------
                                                    $  10,981,819
                                                    -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.9%
Discovery Partners International*              60   $         444
Genzyme Corp.*                             20,500       1,227,130
HEALTHSOUTH Corp.*                         41,700         617,994
IMS Health, Inc.                           28,970         565,205
                                                    -------------
                                                    $   2,410,773
                                                    -------------
METALS & MINING -- 0.1%
Freeport-McMoRan Copper & Gold, Inc.*      13,700   $     183,443
                                                    -------------
OIL SERVICES -- 0.7%
El Paso Corp.                              28,070   $   1,252,202
Noble Drilling Corp.*                      19,620         667,865
                                                    -------------
                                                    $   1,920,067
                                                    -------------
OILS -- 1.5%
Anadarko Petroleum Corp.                   20,800   $   1,182,480
Charter Communications, Inc.*              89,700       1,473,771
GlobalSantaFe Corp.                        49,740       1,418,585
                                                    -------------
                                                    $   4,074,836
                                                    -------------
PHARMACEUTICALS -- 0.1%
ICN Pharmaceuticals, Inc.                   5,700   $     190,950
                                                    -------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
Starwood Hotels & Resorts Co.              11,500   $     343,275
                                                    -------------
RESTAURANTS & LODGING -- 0.1%
Cendant Corp *                             15,800   $     309,838
RETAIL -- 1.4%
Costco Wholesale Corp.*                    38,600   $   1,713,068
Kohl's Corp.*                               5,700         401,508
Sears, Roebuck & Co.                        7,100         338,244
Target Corp.                               34,000       1,395,700
                                                    -------------
                                                    $   3,848,520
                                                    -------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
Minnesota Mining & Manufacturing Co.       12,100   $   1,430,341
                                                    -------------
SUPERMARKET -- 0.4%
Kroger Co.*.                               52,430   $   1,094,214
                                                    -------------
TELECOMMUNICATIONS -- 1.6%
Amdocs Ltd.*                               22,100   $     750,737
Comverse Technology, Inc.*                 31,910         713,827
EchoStar Communications Corp.*             75,840       2,083,325
Qwest Communications International, Inc.   69,450         981,328
                                                    -------------
                                                    $   4,529,217
                                                    -------------
TELECOM -- WIRELESS -- 1.4%
American Tower Corp., "A"*                 57,640   $     545,851
AT&T Wireless Services, Inc.*              97,400       1,399,638
QUALCOMM, Inc.*                            37,770       1,907,385
                                                    -------------
                                                    $   3,852,874
                                                    -------------
TRANSPORTATION -- 0.1%
United Parcel Service, Inc.                 7,200   $     392,400
                                                    -------------
UTILITIES -- ELECTRIC -- 0.5%
AES Corp.*                                 48,210   $     788,234
Calpine Corp.*                             29,400         493,626
                                                    -------------
                                                    $   1,281,860
                                                    -------------
    Total U.S. Stocks                               $ 105,362,943
                                                    -------------
    Total Stocks (Identified Cost,
      $276,940,330)                                 $ 265,670,491
                                                    -------------
CONVERTIBLE BONDS -- 0.7%
                                   Principal Amount
 Issuer                              (000 Omitted)     Value
U.S. BONDS -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Acer Communications & Multimedia
  0s, 2006 (Telecommunications)           $   410   $     453,050
FOREIGN BONDS -- 0.5%
GRAND CAYMAN ISLANDS -- 0.5%
HMC Cayman Finance Co.
   3s, 2003,(Finance)                     $ 1,020   $   1,068,450
IBK Cayman Finance Co.
   1.5s, 2003,(Finance)##                     350         371,000
                                                    -------------
                                                    $   1,439,450
                                                    -------------
    Total Convertible Bonds
      (Identified Cost, $1,809,596)                 $   1,892,500
                                                    -------------
SHORT-TERM OBLIGATIONS -- 2.6%
American Express Credit
  Corp., due 1/02/02                      $   907   $     906,955
General Electric Capital Corp.,
  due 1/02/02                               1,368       1,367,931
UBS Finance, Inc., due 1/02/02              4,863       4,862,754
                                                    -------------
    Total Short-Term Obligations,
      at Amortized Cost                             $   7,137,640
                                                    -------------

                                       25

                                   PRINCIPAL AMOUNT
 ISSUER                              (000 OMITTED)     VALUE
Goldman Sachs dated 12/31/010,
 due 1/02/02, total to be received
 $2,397,238 (secured by various U.S.
 Treasury and Federal Agency Obligations
 in a jointly traded account), at Cost    $   2,397 $   2,397,000
    Total Investments
      (Identified Cost, $288,284,566 )              $ 277,097,631
                                                    -------------
OTHER ASSETS,
  LESS LIABILITIES-- 0.4%                               1,031,188
                                                    -------------
    Net Assets-- 100.0%                             $ 278,128,819
                                                    =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
GLOBAL TELECOMMUNICATIONS SERIES
STOCKS -- 97.2%

ISSUER                                   SHARES        VALUE
U.S. STOCKS -- 76.3%
ADVERTISING & BROADCASTING -- 1.3%
Lamar Advertising Co., "A"*                   940   $      39,800
                                                    -------------
BUSINESS MACHINES -- 0.9%
Sun Microsystems, Inc.*                     2,140   $      26,322
                                                    -------------
BUSINESS SERVICES -- 4.8%
Affiliated Computer
  Services, Inc , "A"*                        630   $      66,862
Concord EFS, Inc *                          1,440          47,203
SunGard Data Systems,Inc *                  1,080          31,245
                                                    -------------
                                                    $     145,310
                                                    -------------
CELLULAR PHONES -- 4.1%
Motorola, Inc.                                480   $       7,209
QUALCOMM, Inc.*                               980          49,490
Sprint Corp. (PCS Group)*                   2,780          67,860
                                                    -------------
                                                    $     124,559
                                                    -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.8%
Dell Computer Corp.*                          840   $      22,831
                                                    -------------
COMPUTER SOFTWARE -- 3.9%
Netegrity, Inc.*                            1,150   $      22,264
Oracle Corp.*                               2,300          31,763
VeriSign, Inc.*                             1,660          63,146
                                                    -------------
                                                    $     117,173
                                                    -------------
COMPUTER SOFTWARE -- SERVICES -- 0.5%
Precise Software Solutions Ltd.*              750   $      15,495
                                                    -------------
COMPUTER SOFTWARE -- SYSTEMS -- 8.8%
Adobe Systems, Inc.                         1,080   $      33,534
EMC Corp.*                                  1,460          19,622
Mercury Interactive Corp.*                    630          21,408
NetIQ Corp.*                                  860          30,324
Peoplesoft, Inc.*                             530          21,306
Rational Software Corp.*                    2,630          51,285
VERITAS Software Corp.*                     1,940          86,970
                                                    -------------
                                                    $     264,449
                                                    -------------
ELECTRONICS -- 5.3%
Analog Devices, Inc.*                       1,380   $      61,258
Atmel Corp.*                                4,270          31,470
Micron Technology, Inc.*                    1,070          33,170
Texas Instruments, Inc.                     1,200          33,600
                                                    -------------
                                                    $     159,498
                                                    -------------
ENTERTAINMENT -- 9.8%
AOL Time Warner, Inc.*                      1,480   $      47,508
Clear Channel Communications, Inc.*         1,580          80,438
Fox Entertainment Group, Inc.*              3,070          81,447
Viacom, Inc., "B"*                          1,980          87,417
                                                    -------------
                                                    $     296,810
                                                    -------------
PRINTING & PUBLISHING -- 2.0%
Lexmark International, Inc.*                1,020   $      60,180
                                                    -------------
TELECOMMUNICATIONS -- 14.6%
AT&T Corp.                                  2,040   $      37,006
BellSouth Corp.                               840          32,046
Charter Communications, Inc.*               5,210          85,600
Cox Communications, Inc.*                   1,080          45,263
Qwest Communications International, Inc.    2,810          39,705
Sprint Corp.                                2,850          57,228
Time Warner Telecom, Inc.*                  2,770          49,001
Verizon Communications, Inc.                2,000          94,920
                                                    -------------
                                                    $     440,769
                                                    -------------

                                       26

ISSUER                                     SHARES      VALUE
TELECOM -- WIRELESS -- 3.9%
American Tower Corp., "A"*                  3,250   $      30,777
AT&T Wireless Services, Inc *               4,602          66,131
SBA Communications Corp.*                   1,500          19,530
                                                    -------------
                                                    $     116,438
                                                    -------------
TELECOM -- WIRELINE -- 15.6%
Advanced Fibre Communications, Inc.*        1,310   $      23,148
Amdocs Ltd.*                                1,200          40,764
Cisco Systems, Inc.*                        3,410          61,755
Comverse Technology, Inc.*                  1,800          40,266
EchoStar Communications Corp.*              2,135          58,648
Emulex Corp.*                               1,560          61,636
McDATA Corp.*                               2,163          52,994
Nextel Partners, Inc.*                      4,010          48,120
QLogic Corp.*                               1,130          50,296
Tekelec Co.*                                1,840          33,322
                                                    -------------
                                                    $     470,949
                                                    -------------
      Total U.S. Stocks                             $   2,300,583
                                                    -------------
FOREIGN STOCKS -- 20.9%
CANADA -- 1.9%
Manitoba Telecom
  Services (Telecommunications)             2,580   $      56,235
                                                    -------------
CHINA-- 1.4%
China Mobile (Hong Kong)
  Ltd. (Telecommunications)*                7,500   $      26,402
China Mobile (Hong Kong) Ltd.,
  ADR (Telecommunications)*                   960          16,781
                                                    -------------
                                                    $      43,183
                                                    -------------
EGYPT -- 0.4%
Egypt Mobile Phone
  (Telecommunications)*                     1,630   $      11,900
                                                    -------------
FINLAND -- 1.3%
Nokia Corp., ADR (Telecommunications)       1,610   $      39,493
                                                    -------------
ISRAEL -- 3.1%
Partner Communications Co. Ltd.,
  ADR (Cellular Phones)*                   13,470   $      92,269
                                                    -------------
LUXEMBOURG -- 0.7%
Millicom International Cellular S. A.
  (Cellular Phones)*                        1,750   $      21,263
                                                    -------------
NETHERLANDS -- 3.0%
Equant N.V. (Computer
  software-Services)*                       1,300   $      15,571
KPN N.V. (Telecommunications)*              7,410          37,653
STMicroelectronics N.V. (Electronics)       1,200          38,004
                                                    -------------
                                                    $      91,228
                                                    -------------
SOUTH KOREA -- 2.2%
Korea Telecom Corp., ADR
  (Telecommunications)*                     1,810   $      36,797
SK Telecom Ltd., ADR
  (Telecommunications)                      1,440          31,133
                                                    -------------
                                                    $      67,930
                                                    -------------
SPAIN -- 1.3%
Telefonica S.A. (Telecommunications)        2,900   $      38,788
                                                    -------------
THAILAND -- 1.0%
Advanced Info Service Public Co., Ltd.
  (Cellular Phones)                        32,700   $      30,141
                                                    -------------
UNITED KINGDOM -- 4.6%
British Sky Broadcasting Group PLC
  (Broadcasting)*                           2,700   $      29,669
Vodafone Group PLC (Telecommunications)    41,270         107,825
                                                    -------------
                                                    $     137,494
                                                    -------------
      Total Foreign Stocks                          $     629,924
                                                    -------------
      Total Stocks (Identified Cost, $3,443,372)    $   2,930,507
                                                    -------------
SHORT-TERM OBLIGATIONS -- 7.6%

                                     Principal Amount
                                       (000 Omitted)
American Express Credit Corp.,
  due 1/02/02                           $      48   $      47,998
Edison Asset Securitization LLC,
  due 1/02/02                                  65          64,997
General Electric Capital Corp.,
  due 1/02/02                                 114         113,994
                                                    -------------
    Total Short-Term Obligations,
      at Amortized Cost                             $     226,989
                                                    -------------
REPURCHASE AGREEMENT-- 13.2%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $398,040 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account),  at Cost                    $     398   $     398,000
                                                    -------------
      Total Investments
        (Identified Cost, $4,068,361 )              $   3,555,496
                                                    -------------
OTHER ASSETS,
  LESS LIABILITIES -- (18.0)%                            (541,398)
                                                    -------------
      Net Assets -- 100 0%                          $   3,014,098
                                                    =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
MANAGED SECTORS SERIES
STOCKS -- 96.3%

ISSUER                                     SHARES      VALUE
U.S. STOCKS -- 92.2%
AUTO PARTS -- 1.7%
Harley-Davidson, Inc                       87,470    $  4,750,496
                                                     ------------
BUILDING MATERIALS -- 1.7%
Minnesota Mining & Manufacturing Co.       15,970    $  1,887,814
Praxair, Inc.                              53,640       2,963,610
                                                     ------------
                                                     $  4,851,424
                                                     ------------
CONSUMER PRODUCTS -- 0.5%
ARAMARK Corp.*                              4,190    $    112,711
Avon Products, Inc.                        15,600         725,400
NBTY, Inc.*                                56,200         657,540
                                                     ------------
                                                     $  1,495,651
                                                     ------------
ENERGY -- 1.4%
BJ Services Co.*                           54,640    $  1,773,068
Nabors Industries, Inc.*                   43,900       1,507,087
Smith International, Inc.*                 16,100         863,282
                                                     ------------
                                                     $  4,143,437
                                                     ------------
FINANCIAL SERVICES -- 3.4%
Bank America Corp.                         56,080    $  3,530,236
Goldman Sachs Group, Inc.                  42,520       3,943,730
Lehman Brothers Holdings, Inc.             25,720       1,718,096
Principal Financial Group, Inc.*           15,440         370,560
Prudential Financial, Inc.*                 7,310         242,619
                                                     ------------
                                                     $  9,805,241
                                                     ------------
HEALTHCARE -- 14.0%
Abbott Laboratories, Inc.                   8,600    $    479,450
Affymetrix, Inc.*                          45,290       1,709,698
Amgen, Inc.*                               46,390       2,618,252
Andrx Group*                                6,300         443,583
Applera Corp. -
  Applied Biosystems Group                 38,500       1,511,895
Celgene Corp.*                             18,900         603,288
Forest Laboratories, Inc.*                 14,600       1,196,470
Genentech, Inc.*                           59,910       3,250,117
Genzyme Corp.*                             92,770       5,553,212
Gilead Sciences, Inc.*                     31,740       2,085,953
ICOS Corp.*                                18,800       1,079,872
IDEC Pharmaceuticals Corp.*                77,740       5,358,618
ImClone Systems, Inc.*                     62,886       2,921,684
Johnson & Johnson Co.                      38,630       2,283,033
Medicis Pharmaceutical Corp.*              12,000         775,080
Medimmune, Inc.*                           28,900       1,339,515
Millennium Pharmaceuticals, Inc.*          25,200         617,652
Myriad Genetics, Inc.*                     18,100         952,784
Protein Design Labs, Inc.*                 33,600       1,106,448
Quest Diagnostics, Inc.*                   18,600       1,333,806
Sepracor, Inc.*                            26,740       1,525,784
Waters Corp.*                              36,700       1,422,125
                                                     ------------
                                                     $ 40,168,319
                                                     ------------
INDUSTRIAL -- 3.8%
Navistar International Corp.               16,900    $    667,550
Northrop Grumman Corp.                     13,600       1,371,016
PACCAR, Inc.                               10,900         715,258
Tyco International Ltd                    138,910       8,181,799
                                                     ------------
                                                     $ 10,935,623
                                                     ------------
LEISURE -- 10.3%
Activision, Inc.*                          16,350    $    425,264
AOL Time Warner, Inc.*                     27,000         866,700
Brinker International, Inc.*               55,850       1,662,096
CEC Entertainment, Inc.*                   27,900       1,210,581
Cendant Corp.*                             83,820       1,643,710
Clear Channel Communications, Inc.*       107,100       5,452,461
Electronic Arts, Inc.*                     16,500         989,175
Fox Entertainment Group, Inc.*             79,500       2,109,135
International Game Technology*             54,070    $  3,692,981
Krispy Kreme Doughnuts, Inc.*              33,100       1,463,020
THQ, Inc.*                                  6,700         324,749
Tricon Global Restaurants, Inc.*           27,300       1,343,160
USA Networks, Inc.*                        83,200       2,272,192
Viacom, Inc , "B"*                         77,830       3,436,194
Westwood One, Inc.*                        92,760       2,787,438
                                                     ------------
                                                     $ 29,678,856
                                                     ------------
OTHER -- 6.9%
Affiliated Computer Services, Inc., "A"*   44,380    $  4,710,049
Apollo Group, Inc.*                        38,950       1,753,140
Automatic Data Processing, Inc.            41,940       2,470,266
Career Education Corp.*                    23,400         802,152
Concord EFS, Inc.*                        119,190       3,907,048
Corinthian Colleges, Inc.*                 21,500         879,135
Electronic Data Systems Corp.              18,800       1,288,740
Fiserv, Inc.*                              40,310       1,705,919
Genuine Parts Co.                          19,500         715,650
Strayer Education, Inc.                    19,600         954,912
SunGard Data Systems, Inc.*                24,000         694,320
                                                     ------------
                                                     $ 19,881,331
                                                     ------------
RETAIL -- 16.8%
Abercrombie & Fitch Co.*                   45,400    $  1,204,462
Bed Bath & Beyond, Inc.*                  105,690       3,582,891
Best Buy Co , Inc.*                        19,200       1,430,016
Chico's FAS, Inc.*                         45,400       1,802,380
Circuit City Stores, Inc.                  69,320       1,798,854
Costco Wholesale Corp.*                    75,960       3,371,105
Electronics Boutique Holdings Corp.*       24,900         994,506
Family Dollar Stores, Inc.                  6,300         188,874
Home Depot, Inc.                          102,980       5,253,010
Kohl's Corp.*                              29,900       2,106,156
Lowe's Cos., Inc.                         183,600       8,520,876
Nike, Inc., "B"                            59,890       3,368,213
O' Reilly Automotive, Inc.*                26,800         977,396
Pier 1 Imports, Inc.                       32,400         561,816
Sears, Roebuck & Co.                       41,890       1,995,640
Target Corp.                              128,080       5,257,684
Wal-Mart Stores, Inc.                      71,950       4,140,722
Whole Foods Market, Inc.*                  28,500       1,241,460
Williams-Sonoma, Inc.*                     10,100         433,290
                                                     ------------
                                                     $ 48,229,351
                                                     ------------
TECHNOLOGY -- 29.5%
Advanced Fibre Communications, Inc.*       51,300    $    906,471
Adaptec, Inc.*                             33,000         478,500
Analog Devices, Inc.*                      83,300       3,697,687
Applied Materials, Inc.*                   24,000         962,400
Brocade Communications Systems, Inc.*      64,230       2,127,298
Brooks Automation, Inc.*                   57,520       2,339,338
Cisco Systems, Inc.*                      143,200       2,593,352
Conexant Systems, Inc.*                    50,000         718,000
Dell Computer Corp.*                      166,860       4,535,255
Ebay, Inc.*                                38,390       2,568,291
Emulex Corp.*                             118,020       4,662,970
Fairchild Semiconductor International Co.* 54,200       1,528,440
Ingram Micro, Inc.*                        43,900         760,348
Intel Corp.                                19,900         625,855
Intersil Holding Corp.*                    90,200       2,908,950
Intuit, Inc.*                              25,700       1,098,932
KLA-Tencor Corp.*                          64,300       3,186,708
Lam Research Corp.*                       135,650       3,149,793
LTX Corp.*                                 84,770       1,775,084
Macrovision Corp.*                          6,100         214,842

                                       28

ISSUER                                     SHARES      VALUE
Marvell Technology Group Ltd.*             38,800    $  1,389,816
Maxim Integrated Products, Inc.*           28,600       1,501,786
Microchip Technology, Inc.*                77,620       3,006,999
Micron Technology, Inc.*                   65,960       2,044,760
Microsoft Corp.*                          118,220       7,834,439
Network Appliance, Inc.*                   34,100         745,767
Novellus Systems, Inc.*                    69,340       2,735,463
Oracle Corp.*                             106,790       1,474,770
Peoplesoft, Inc.*                         110,000       4,422,000
QLogic Corp.*                             102,250       4,551,147
QUALCOMM, Inc.*                             9,200         464,600
Rational Software Corp.*                   73,800       1,439,100
Sun Microsystems, Inc.*                    59,200         728,160
Synopsys, Inc.*                            22,600       1,334,982
Texas Instruments, Inc.                    35,400         991,200
UTStarcom, Inc.*                           25,190         717,915
VeriSign, Inc.*                            42,300       1,609,092
VERITAS Software Corp.*                   157,620       7,066,105
                                                     ------------
                                                     $ 84,896,615
                                                     ------------
TELECOMMUNICATIONS -- 0.8%
Sprint Corp. (PCS Group)*                  94,880    $  2,316,021
                                                     ------------
TRANSPORTATION -- 1.4%
Fedex Corp.*                               65,140    $  3,379,463
Roadway Corp.                              19,300         708,310
                                                     ------------
                                                     $  4,087,773
                                                     ------------
      Total U.S. Stocks                              $265,240,138
                                                     ------------
FOREIGN STOCKS -- 4.1%
BERMUDA -- 0.2%
Xl Capital Ltd. (Insurance)                 6,900    $    630,384
                                                     ------------
FINLAND -- 0.4%
Nokia Corp., ADR (Telecommunications)      46,000    $  1,128,380
                                                     ------------
GERMANY -- 0.1%
SAP AG, ADR (Computer
  Software-Systems)                        11,800    $    376,774
                                                     ------------
NETHERLANDS -- 0.9%
ASM International N.V. (Electronics)*      79,710    $  1,555,142
STMicroelectronics N.V. (Electronics)      32,700       1,035,609
                                                     ------------
                                                     $  2,590,751
                                                     ------------
NORWAY -- 0.6%
Tandberg ASA (Telecommunications)*         72,900    $  1,624,495
                                                     ------------
SOUTH KOREA -- 0.3%
SK Telecom Ltd., ADR
  (Telecommunications)                     37,100    $    802,102
                                                     ------------
TAIWAN -- 0.4%
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)              65,100    $  1,117,767
                                                     ------------
UNITED KINGDOM -- 1.2%
ARM Holdings PLC (Electronics)*           231,100    $  1,205,896
Vodafone Group PLC
  (Telecommunications)                    837,900       2,189,154
                                                     ------------
                                                     $  3,395,050
                                                     ------------
      Total Foreign Stocks                           $ 11,665,703
                                                     ------------
      Total Stocks (Identified Cost,
        $259,459,483)                                $276,905,841
                                                     ------------
SHORT-TERM OBLIGATIONS -- 2.1%

                                     PRINCIPAL AMOUNT
ISSUER                                 (000 OMITTED)     VALUE
American Express Credit Corp.,
  due 1/02/02                             $ 2,455    $  2,454,879
General Electric Capital Corp.,
  due 1/02/02                               3,704       3,703,813
                                                     ------------
      Total Short-Term Obligations,
        at Amortized Cost                            $  6,158,692
                                                     ------------
REPURCHASE AGREEMENT-- 2.6%
Goldman Sachs, dated 12/31/01,
 due 01/02/02, total to be received
 $7,457,742 (secured by various U.S.
 Treasury and Federal Agency obligations
 in a jointly traded account), at Cost    $ 7,457    $  7,457,000
                                                     ------------
    Total Investments
      (Identified Cost, $273,075,175 )               $290,521,533
                                                     ------------
OTHER ASSETS,
  LESS LIABILITIES-- (1 0)%                            (2,846,077)
                                                     ------------
      Net Assets-- 100 0%                            $287,675,546
                                                     ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
MASSACHUSETTS INVESTORS TRUST SERIES
STOCKS -- 95.2%

ISSUER                                    SHARES        VALUE
U.S. STOCKS-- 89.3%
AEROSPACE -- 0.3%
Boeing Co.                                 30,700   $   1,190,546
General Dynamics Corp.                     52,100       4,149,244
                                                    -------------
                                                    $   5,339,790
                                                    -------------
AUTOMOTIVE -- 0.1%
Ford Motor Co.                            138,000   $   2,169,360
                                                    -------------
BANKS -- 0.1%
SouthTrust Corp.                           97,000   $   2,392,990
                                                    -------------
BANKS & CREDIT COS. -- 4.3%
Bank of America Corp.                     415,100   $  26,130,545
Capital One Financial Corp.               180,900       9,759,555
Comerica, Inc.                            170,630       9,777,099
FleetBoston Financial Corp.               300,000      10,950,000
PNC Financial Services Group Co.           85,100       4,782,620
U S  Bancorp.                             105,600       2,210,208
Wells Fargo Co.                           342,100      14,864,245
                                                    -------------
                                                    $  78,474,272
                                                    -------------
BIOTECHNOLOGY -- 1.6%
Abbott Laboratories, Inc.                 245,900   $  13,708,925
Guidant Corp.*                            198,700       9,895,260
Pharmacia Corp.                           137,000       5,843,050
                                                    -------------
                                                    $  29,447,235
                                                    -------------
BUSINESS MACHINES -- 3.5%

International Business Machines Corp.     387,000   $  46,811,520
Sun Microsystems, Inc.*                   442,700       5,445,210
Texas Instruments, Inc.                   425,800      11,922,400
                                                    -------------
                                                    $  64,179,130
                                                    -------------
BUSINESS SERVICES -- 1.9%
Automatic Data Processing, Inc.           177,700   $  10,466,530
Concord EFS, Inc.*                         86,200       2,825,636
First Data Corp.                          281,400      22,075,830
                                                    -------------
                                                    $  35,367,996
                                                    -------------
CELLULAR PHONES -- 0.7%
Motorola, Inc.                            526,700   $   7,911,034
Sprint Corp. (PCS Group)*                 221,200       5,399,492
                                                    -------------
                                                    $  13,310,526
                                                    -------------
CHEMICALS -- 0.8%

Dow Chemical Co.                           65,600   $   2,215,968
E I  du Pont de Nemours & Co., Inc         47,400       2,014,974
Praxair, Inc.                             173,000       9,558,250
                                                    -------------
                                                    $  13,789,192
                                                    -------------
COMMUNICATION SERVICES -- 0.1%
EchoStar Communications Corp.*             41,000   $   1,126,270
                                                    -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.6%
Cisco Systems, Inc.*                      902,300   $  16,340,653
Compaq Computer Corp.                     209,200       2,041,792
Dell Computer Corp.*                      287,300       7,808,814
Lexmark International, Inc.*               48,300       2,849,700
                                                    -------------
                                                    $  29,040,959
                                                    -------------
COMPUTER SOFTWARE -- 0.9%
Oracle Corp.*                           1,176,000   $  16,240,560
COMPUTER SOFTWARE-- PERSONAL COMPUTERS-- 2 9%
Microsoft Corp.*                          805,400   $  53,373,858
COMPUTER SOFTWARE -- SERVICES -- 0 5%
VERITAS Software Corp.*                   221,900   $   9,947,777
COMPUTER SOFTWARE -- SYSTEMS -- 0 4%
Adobe Systems, Inc.                       160,900   $   4,995,945
BMC Software, Inc.*                       104,860       1,716,558
EMC Corp.*                                 95,500       1,283,520
                                                    -------------
                                                    $   7,996,023
                                                    -------------
CONGLOMERATES -- 4.1%
General Electric Co.                    1,053,400   $  42,220,272
Tyco International Ltd.                   543,700      32,023,930
                                                    -------------
                                                    $  74,244,202
                                                    -------------
CONSUMER GOODS & SERVICES -- 6.1%
Costco Wholesale Corp.*                   157,000   $   6,967,660
Estee Lauder Cos., "A",*                   65,900       2,112,754
Family Dollar Stores, Inc.                 43,000       1,289,140
Gap, Inc.                                 167,100       2,329,374
Gillette Co.                              391,900      13,089,460
Lowe's Cos., Inc.                         173,000       8,028,930
Nike, Inc., "B"                            62,100       3,492,504
Philip Morris Cos., Inc.                  592,220      27,153,287
Procter & Gamble Co.                      229,900      18,191,987
Sears, Roebuck & Co.                      228,400      10,880,976
Target Corp.                              322,800      13,250,940
Walgreen Co.                              101,000       3,399,660
                                                    -------------
                                                    $ 110,186,672
                                                    -------------
CONTAINER, FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co.                   294,700   $  11,891,145
Kimberly-Clark Corp.                       87,000       5,202,600
                                                    -------------
                                                    $  17,093,745
                                                    -------------
ELECTRICAL EQUIPMENT -- 0.3%
Novellus Systems, Inc.*                   157,000   $   6,193,650
                                                    -------------
ELECTRONICS -- 2.3%
Analog Devices, Inc.*                     390,500   $  17,334,295
Flextronics International Ltd.*            75,100       1,801,649
Intel Corp.                               237,900       7,481,955
Lam Research Corp.*                        46,000       1,068,120
Linear Technology Corp.                   114,500       4,470,080
LSI Logic Corp.*                           37,100         585,438
Maxim Integrated Products, Inc.*           44,000       2,310,440
Micron Technology, Inc.*                   43,000       1,333,000
Northrop Grumman Corp.                     50,800       5,121,148
                                                    -------------
                                                    $  41,506,125
                                                    -------------
ENERGY -- 0.3%
Devon Energy Corp.                         18,200   $     703,430
Dynegy, Inc.                               70,100       1,787,550
FirstEnergy Corp.                          58,000       2,028,840
TXU Corp.                                  19,200         477,600
                                                    -------------
                                                    $   4,997,420
                                                    -------------
ENTERTAINMENT -- 4.0%
AOL Time Warner, Inc.*                    650,300   $  20,874,630
Clear Channel Communications, Inc.*       316,300      16,102,833
McKesson HBOC, Inc.                        45,000       1,683,000
Viacom, Inc., "B"*                        710,490      31,368,134
Walt Disney Co.                           152,300       3,155,656
                                                    -------------
                                                    $  73,184,253
                                                    -------------
FINANCE -- 0.5%
Goldman Sachs Group, Inc.                  91,600   $   8,495,900
                                                    -------------
FINANCIAL INSTITUTIONS -- 7.9%
Citigroup, Inc.                           896,200   $  45,240,176
Fannie Mae.                               182,000      14,469,000
Freddie Mac.                              691,200      45,204,480
Mellon Financial Corp.                    145,800       5,484,996
Merrill Lynch & Co , Inc.                 253,600      13,217,632
Morgan Stanley.                           207,300      11,596,362
State Street Corp.                        171,300       8,950,425
                                                    -------------
                                                    $ 144,163,071
                                                    -------------
FOOD & BEVERAGE PRODUCTS -- 2.0%
Anheuser-Busch Cos , Inc.                 347,400   $  15,705,954
Coca-Cola Co.                              50,950       2,402,292

                                       30

ISSUER                                    SHARES       VALUE
PepsiCo, Inc.                             389,010   $  18,940,897
                                                    -------------
                                                    $  37,049,143
                                                    -------------
FOOD PRODUCTS -- 0.3%
Kellogg Co.                                24,000   $     722,400
Kraft Foods Inc.                           58,000       1,973,740
Sysco Corp.                               103,400       2,711,148
                                                    -------------
                                                    $   5,407,288
                                                    -------------
GAS -- 0.5%
Air Products & Chemicals, Inc.            128,600   $   6,032,626
Keyspan Corp.                              69,000       2,390,850
                                                    -------------
                                                    $   8,423,476
                                                    -------------
HEALTHCARE -- 0.5%
HCA Inc.                                  241,100   $   9,291,994
                                                    -------------
INDUSTRIAL -- 0.2%
Waste Management, Inc.                    127,000   $   4,052,570
                                                    -------------
INSURANCE -- 5.8%
AFLAC, Inc.                                87,600   $   2,151,456
Allstate Corp.                             67,000       2,257,900
American International Group, Inc.        561,587      44,590,008
CIGNA Corp.                                79,700       7,384,205
Hartford Financial Services Group, Inc.   177,000      11,120,910
Lincoln National Corp.                     59,000       2,865,630
Marsh & McLennan Cos , Inc.                35,600       3,825,220
MetLife, Inc.                             310,300       9,830,304
The St  Paul Cos., Inc.                   435,100      19,131,347
UnumProvident Corp.                       111,700       2,961,167
                                                    -------------
                                                    $ 106,118,147
                                                    -------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Chubb Corp.                                42,000   $   2,898,000
                                                    -------------
INTERNET -- 0.1%
VeriSign, Inc.*                            51,900   $   1,974,276
                                                    -------------
MACHINERY -- 0.9%
Caterpillar, Inc.                          67,000   $   3,500,750
Deere & Co.                               211,700       9,242,822
Ingersoll Rand Co.                         76,000       3,177,560
                                                    -------------
                                                    $  15,921,132
                                                    -------------
MANUFACTURING -- 0.4%
Danaher Corp.                              74,500   $   4,493,095
Rohm & Haas Co.                            65,300       2,261,339
                                                    -------------
                                                    $   6,754,434
                                                    -------------
MEDIA -- 0.3%
Liberty Media Corp  New.                   86,100   $   1,205,400
McGraw-Hill Cos , Inc.                     69,700       4,250,306
                                                    -------------
                                                    $   5,455,706
                                                    -------------
MEDICAL & HEALTH PRODUCTS -- 11.1%

Allergan, Inc.                             99,900   $   7,497,495
American Home Products Corp.              644,300      39,534,248
Applera Corp -- Applied Biosystems
  Group                                   207,500       8,148,525
Bristol-Myers Squibb Co.                  390,700      19,925,700
Eli Lilly & Co.                           393,000      30,866,220
Genentech, Inc.*                           45,800       2,484,650
Johnson & Johnson Co.                     354,800      20,968,680
Merck & Co , Inc.                         128,400       7,549,920
Pfizer, Inc.                            1,390,925      55,428,361
Schering Plough Corp.                     282,220      10,106,298
                                                    -------------
                                                    $ 202,510,097
                                                    -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.1%
Cardinal Health, Inc.                     179,100   $  11,580,606
IMS Health, Inc.                          147,900       2,885,529
UnitedHealth Group, Inc.                   67,100       4,748,667
                                                    -------------
                                                    $  19,214,802
                                                    -------------
METALS & MINERALS -- 0.8%
Alcoa, Inc.                               420,300   $  14,941,665
                                                    -------------
OFFICE EQUIPMENT -- 0.1%
Avery Dennison Corp.                       44,000   $   2,487,320
                                                    -------------
OIL SERVICES -- 1.3%
Baker Hughes, Inc.                        209,000   $   7,622,230
El Paso Corp.                             194,657       8,683,649
Schlumberger Ltd.                         134,700       7,401,765
                                                    -------------
                                                    $  23,707,644
                                                    -------------
OILS -- 3.6%
Anadarko Petroleum Corp.                  109,600   $   6,230,760
Apache Corp.                               57,200       2,853,136
Chevrontexaco Corp.                        48,570       4,352,358
Conoco, Inc.                               89,800       2,541,340
ExxonMobil Corp.                        1,048,384      41,201,491
GlobalSantaFe Corp.                       158,500       4,520,420
Occidental Petroleum Corp.                 66,500       1,764,245
Unocal Corp.                               77,500       2,795,425
                                                    -------------
                                                    $  66,259,175
                                                    -------------
PRINTING & PUBLISHING -- 1.5%
Gannett Co , Inc.                         222,000   $  14,925,060
New York Times Co.                        282,180      12,204,285
                                                    -------------
                                                    $  27,129,345
                                                    -------------
RAILROAD -- 0.1%
Burlington Northern Santa Fe Railway Co.   46,900   $   1,338,057
                                                    -------------
REAL ESTATE -- 0.1%
Cendant Corp.*                             58,100   $   1,139,341
                                                    -------------
RETAIL -- 1.9%
Home Depot, Inc.                           40,600   $   2,071,006
Wal-Mart Stores, Inc.                     575,900      33,143,045
                                                    -------------
                                                    $  35,214,051
                                                    -------------
SPECIAL PRODUCTS & SERVICES -- 0.8%
Minnesota Mining & Manufacturing Co.      126,700   $  14,977,207
                                                    -------------
SUPERMARKET -- 1.6%
Kroger Co.*                               566,380   $  11,820,351
Safeway, Inc.*                            393,896      16,445,158
                                                    -------------
                                                    $  28,265,509
                                                    -------------
TECHNOLOGY -- 0.1%
Agilent Technologies, Inc.*                39,000   $   1,111,890
                                                    -------------
TELECOMMUNICATIONS -- 3.4%
Alltel Corp.                               50,100   $   3,092,673
AT&T Corp.                                428,120       7,766,097
CIENA Corp.*                               56,300         805,653
JDS Uniphase Corp.*                       107,000         934,110
SBC Communications, Inc.                  461,594      18,080,637
Sprint Corp.                              338,800       6,803,104
Verizon Communications                    495,900      23,535,414
                                                    -------------
                                                    $  61,017,688
                                                    -------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Comcast Corp , "A"*                        40,310   $   1,451,160
                                                    -------------
TELECOM -- WIRELESS -- 1.0%
Amdocs Ltd.*                              115,600   $   3,926,932
AT&T Wireless Services, Inc.*             470,385       6,759,432
QUALCOMM, Inc.*                           135,500       6,842,750
                                                    -------------
                                                    $  17,529,114
                                                    -------------
TRANSPORTATION -- SERVICES -- 0.7%
Fedex Corp.*                              117,100   $   6,075,148
United Parcel Service, Inc.               121,900       6,643,550
                                                    -------------
                                                    $  12,718,698
                                                    -------------
UTILITIES -- ELECTRIC -- 1.5%
Calpine Corp.*                            108,900   $   1,828,431
Dominion Resources, Inc.                   91,400       5,493,140

                                       31

Issuer                                    Shares        Value
Duke Energy Corp.                          90,800  $    3,564,808
Exelon Corp.                              205,000       9,815,400
NiSource, Inc.                            260,300       6,002,518
                                                   --------------
                                                   $   26,704,297
                                                   --------------
UTILITIES -- GAS -- 0.2%
Williams Cos., Inc.                       142,700  $    3,641,704
                                                   --------------
UTILITIES -- TELEPHONE -- 1.0%
BellSouth Corp.                           491,400  $   18,746,910
                                                   --------------
    Total U.S. Stocks                              $1,625,712,816
                                                   --------------
FOREIGN STOCKS -- 5.9%
BERMUDA -- 0.4%
XL Capital Ltd. (Insurance)                72,100  $    6,587,056
                                                   --------------
CANADA -- 0.7%
BCE, Inc. (Telecommunications)   .         97,400  $    2,220,720
Canadian National Railway Co. (Railroad)  195,774       9,451,969
Nortel Networks Corp.
  (Telecommunications)                    238,300       1,787,250
                                                   --------------
                                                   $   13,459,939
                                                   --------------
FINLAND -- 0.5%
Nokia Corp., ADR (Telecommunications)     387,200  $    9,498,016
                                                   --------------
FRANCE -- 1.2%
Total Fina S.A., ADR (Oils)               100,200  $    7,038,048
Sanofi-Synthelabo S.A.
  (Medical & Health Products)             116,900       8,717,654
Total Fina Elf S.A., "B" (Oils)            40,800       5,823,789
                                                   --------------
                                                   $   21,579,491
                                                   --------------
GERMANY-- 0.1%
Munchener Ruckvers AG (Financial-
  Services)                                 4,300  $    1,166,912
                                                   --------------
ISRAEL -- 0.1%
Check Point Software Technologies Ltd
  (Computer Software-- Services)*.         47,900  $    1,910,731
                                                   --------------
JAPAN -- 0.1%
Fast Retailing Co. (Retail)                17,200  $    1,531,165
                                                   --------------
NETHERLANDS -- 0.4%
STMicroelectronics N.V. (Electronics)     129,000  $    4,085,430
Akzo Nobel N.V. (Chemicals)                91,200       4,070,117
                                                   --------------
                                                   $    8,155,547
                                                   --------------
SWITZERLAND -- 1.0%
Nestle S.A., (Food)                        27,659  $    5,901,565
Novartis AG (Medical & Health Products)   118,400       4,281,839
Syngenta AG (Chemicals)*                  152,354       7,897,320
                                                   --------------
                                                   $   18,080,724
                                                   --------------
UNITED KINGDOM -- 1.4%
BP Amoco PLC, ADR (Oils)                  282,922  $   13,158,702
Diageo PLC (Food & Beverage Products)*    815,100       9,300,278
Reuters Group PLC, ADR (Business Services) 48,900       2,933,511
                                                   --------------
                                                   $   25,392,491
                                                   --------------
    Total Foreign Stocks                           $  107,362,072
                                                   --------------
    Total Stocks (Identified Cost,
        $1,696,090,581)                            $1,733,074,888
                                                   --------------
                                     PRINCIPAL AMOUNT
ISSUER                                 (000 OMITTED)     VALUE
SHORT-TERM OBLIGATIONS-- 2.9%
American Express Credit Corp.,
  due 1/02/02                           $  10,775  $   10,774,470
General Electric Capital Corp.,
  due 1/02/02                              16,256      16,255,178
General Motors Acceptance Corp.,
  due 1/18/02                               9,900       9,887,612
Salomon Smith Barney Holdings,
  Inc., due 1/15/02-- 1/16/02              15,500      15,488,744
                                                   --------------
   Total Short-Term Obligations,
     at Amortized Cost                             $   52,406,004
                                                   --------------
REPURCHASE AGREEMENT-- 1.5%
Goldman Sachs, dated 12/31/01,
  due 01/02/02, total to be received
  $28,480,832 (secured by various
  U.S. Treasury and Federal agency
  obligations in a jointly
  traded account), at cost              $  28,478  $   28,478,000
                                                   --------------
    Total Investments
      (Identified Cost, $1,776,974,585)            $1,813,958,892
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES-- 0 4%                               6,401,425
                                                   --------------
    Net Assets-- 100 0%                            $1,820,360,317
                                                   ==============

            See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS
MID CAP GROWTH SERIES
STOCKS -- 92.1%

Issuer                            Principal Amount
                                    (000 Omitted)        Value
U.S. STOCKS -- 89.7%
AGRICULTURAL PRODUCTS -- 1.1%
AGCO Corp                                  59,540  $      939,541
                                                   --------------
BUSINESS SERVICES -- 7.6%
ARAMARK Corp.*                              2,720  $       73,168
BEA Systems, Inc.*                         25,530         393,162
Concord EFS, Inc.*                         24,440         801,143
CSG Systems International, Inc.*           54,900       2,220,705
Fiserv, Inc.*                              23,949       1,013,522
S1 Corp.*                                 107,970       1,746,955
                                                   --------------
                                                   $    6,248,655
                                                   --------------
COMPUTER SOFTWARE -- 4.4%
Akamai Technologies, Inc.*                120,800  $      717,552
Internet Security Systems, Inc.*           33,450       1,072,407
Netegrity, Inc.*                            2,660          51,497
Rational Software Corp.*                   69,570       1,356,615
RSA Security, Inc.*                        22,880         399,485
                                                   --------------
                                                   $    3,597,556
                                                   --------------
COMPUTER SOFTWARE-- PERSONAL COMPUTERS-- 0.6%
IMPATH, Inc.*                              10,590  $      471,361
                                                   --------------
COMPUTER SOFTWARE -- SERVICES -- 3.0%
CheckFree Corp.*                          118,400  $    2,131,200
VERITAS Software Corp.*                     7,300         327,259
                                                   --------------
                                                   $    2,458,459
                                                   --------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.0%
Adobe Systems, Inc.                         2,500  $       77,625
Citrix Systems, Inc.*                      92,270       2,090,838
Global Payments, Inc.                       5,718         196,699
I2 Technologies, Inc.*                     14,700         116,130
                                                   --------------
DEFENSE ELECTRONICS -- 0.2%
Edo Corp.                                   6,000  $      158,700
                                                   --------------
ELECTRONICS -- 2.8%
Cable Design Technologies Corp.*           19,780  $      270,590
General Motors Corp "H"                   129,560       2,001,702
                                                   --------------
                                                   $    2,272,292
                                                   --------------
ENERGY
Aquila, Inc.*                                 800  $       13,680
                                                   --------------
ENERGY -- INDEPENDENT
Reliant Resources, Inc.*                    1,910  $       31,534
                                                   --------------
FINANCIAL SERVICES
Instinet Group, Inc.*                       1,730  $       17,387
                                                   --------------
FOOD & BEVERAGE PRODUCTS
Del Monte Foods Co.*                          300  $        2,553
                                                   --------------
FOREST & PAPER PRODUCTS -- 1.9%
Willamette Industries, Inc.                30,650  $    1,597,478
                                                   --------------
HEALTHCARE
Weight Watchers International, Inc.*          870  $       29,423
                                                   --------------
INSURANCE -- 2.1%
Arthur J. Gallagher & Co.                   4,350  $      150,032
Principal Financial Group, Inc.*            7,910         189,840
Prudential Financial, Inc.*                   440          14,604
Willis Group Holdings Ltd.*                59,430       1,399,576
                                                   --------------
                                                   $    1,754,052
                                                   --------------
INTERNET -- 11.2%
CNET Networks, Inc.*                       79,691      $  714,828
Internap Network Services Corp.*          158,580         183,953
Switchboard, Inc.*                         15,230          49,498
VeriSign, Inc.*                           217,411       8,270,314
                                                   --------------
                                                   $    9,218,593
                                                   --------------
MEDICAL & HEALTH PRODUCTS -- 1.8%
Applera Corp. -- Applied Biosystems
  Group                                    37,250      $1,462,808
                                                   --------------
U.S. STOCKS -- continued
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 9.5%
Arthrocare Corp.*                           4,100  $       73,513
Cytyc Corp.*                              117,580       3,068,838
Davita, Inc.*                                 760          18,582
Genzyme Corp.*                             30,400       1,819,744
HEALTHSOUTH Corp.*                         54,000         800,280
IMS Health, Inc.                           80,940       1,579,139
Lincare Holdings, Inc.*                     9,860         282,489
Martek Biosciences Corp.*                   3,420          74,385
Unilab Corp.*                                 730          18,323
VISX, Inc.*                                 8,000         106,000
                                                   --------------
                                                   $    7,841,293
                                                   --------------
OIL SERVICES -- 4.9%
Cooper Cameron Corp.*                      10,240      $  413,286
Houston Exploration Co.*                   27,150         911,697
Noble Drilling Corp.*                      78,910       2,686,097
                                                   --------------
OILS -- 15.1%
Anadarko Petroleum Corp.                    5,300      $  301,305
Apache Corp.                               80,731       4,026,862
Devon Energy Corp.                         76,990       2,975,664
EOG Resources, Inc.                        87,390       3,417,823
Newfield Exploration Co.*                  48,940       1,737,859
                                                   --------------
                                                   $   12,459,513
                                                   --------------
PRINTING & PUBLISHING -- 1.3%
Scholastic Corp.*                          21,800  $    1,097,194
                                                   --------------
RETAIL -- 2.4%
CVS Corp.                                  60,940      $1,803,824
Gap, Inc.                                  14,100         196,554
                                                   --------------
                                                   $    2,000,378
                                                   --------------
SUPERMARKET -- 1.6%
Kroger Co.*                                61,000  $    1,273,070
                                                   --------------
TECHNOLOGY -- 1.8%
Macrovision Corp.*                         40,870  $    1,439,441
                                                   --------------
TELECOMMUNICATIONS -- 8.1%
Amdocs Ltd.*                                9,800  $      332,906
Aware, Inc.*                                2,290          19,007
CIENA Corp.*                              109,200       1,562,652
Comverse Technology, Inc.*                 55,250       1,235,943
EchoStar Communications Corp.*            127,330       3,497,755
                                                   --------------
                                                   $    6,648,263
                                                   --------------
TELECOM -- WIRELESS -- 2.5%
American Tower Corp., "A"*                160,210  $    1,517,189
SBA Communications Corp.*                  40,200         523,404
                                                   --------------
                                                   $    2,040,593
                                                   --------------
TELECOM -- WIRELINE -- 2.8%

Advanced Fibre Communications, Inc.*       58,000  $    1,024,860
Computer Network Technology Corp.*          5,050          89,840
ONI Systems Corp.*                        133,430         836,606
Tekelec Co.*                               19,750         357,672
                                                   --------------
                                                   $    2,308,978
                                                   --------------
    Total U.S. Stocks                              $   73,875,167
                                                   --------------
FOREIGN STOCKS -- 2.4%
BERMUDA -- 2.4%
Ace Ltd. (Insurance)                       20,630  $      828,295
XL Capital Ltd  (Insurance)                13,040       1,191,334
    Total Foreign Stocks                           $    2,019,629
                                                   --------------
    Total Stocks (Identified Cost, $85,620,001)    $   75,894,796
                                                   --------------

                                       33

SHORT-TERM OBLIGATIONS - 4.3%

                                     PRINCIPAL AMOUNT
ISSUE                                 (000 OMITTED)       VALUE
American Express Credit Corp.,
  due 1/02/02                             $   702  $      701,966
Edison Asset Securitization LLC,
  due 1/02/02                               1,764       1,763,910
General Electric Capital Corp.,
  due 1/02/02                               1,060       1,059,946
    Total Short-Term Obligations, at
      Amortized Cost                               $    3,525,822
                                                   --------------
REPURCHASE AGREEMENT-- 2.6%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $2,190,218 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                       $ 2,190  $    2,190,000
                                                   --------------
    Total Investments

      (Identified Cost, $91,335,823 )              $   81,610,618
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES-- 1.0%                                 783,403
                                                   --------------
    Net Assets-- 100.0%          .                 $   82,394,021
                                                   ==============

             See portfolio notes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
RESEARCH SERIES
STOCKS -- 97.3%

ISSUER                                    SHARES       VALUE
U.S. STOCKS -- 90.5%
AEROSPACE & DEFENSE -- 1.0%
Northrop Grumman Corp.                     78,700  $    7,933,747
                                                   --------------
APPAREL & TEXTILES -- 0.9%
Nike, Inc., "B"                           125,600  $    7,063,744
                                                   --------------
AUTOMOTIVE -- 1.2%
Harley-Davidson, Inc.                     180,000  $    9,775,800
                                                   --------------
BANKS & CREDIT COS. -- 6.4%

Bank America Corp.                        271,200  $   17,072,040
Capital One Financial Corp.               191,200      10,315,240
Comerica, Inc.                             53,500       3,065,550
FleetBoston Financial Corp.               392,600      14,329,900
PNC Financial Services Group Co.           86,400       4,855,680
SouthTrust Corp.                          129,800       3,202,166
                                                   --------------
                                                   $   52,840,576
                                                   --------------
BIOTECHNOLOGY -- 0.7%
Guidant Corp.*                            121,100  $    6,030,780
                                                   --------------
BUSINESS MACHINES -- 1.3%
International Business Machines Corp.      88,400  $   10,692,864
                                                   --------------
BUSINESS SERVICES -- 0.8%
Automatic Data Processing, Inc.           113,700  $    6,696,930
                                                   --------------
CELLULAR PHONES -- 0.7%
Motorola, Inc.                            396,300  $    5,952,426
                                                   --------------
CHEMICALS -- 0.9%
Air Products & Chemicals, Inc.             63,600  $    2,983,476
Praxair, Inc.                              78,700       4,348,175
                                                   --------------
                                                   $    7,331,651
                                                   --------------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Dell Computer Corp.*                      199,900  $    5,433,282
Enterasys Networks, Inc.*                 272,730       2,413,660
                                                   --------------
                                                   $    7,846,942
                                                   --------------
COMPUTER SOFTWARE -- 1.4%
Oracle Corp.*                             613,948  $    8,478,622
Rational Software Corp.*                  179,000       3,490,500
                                                   --------------
                                                   $   11,969,122
                                                   --------------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
SunGard Data Systems, Inc.*               181,400  $    5,247,902
VERITAS Software Corp.*                    77,243       3,462,804
                                                   --------------
                                                   $    8,710,706
                                                   --------------
CONGLOMERATES -- 2.0%
Tyco International Ltd.                   282,524  $   16,640,663
                                                   --------------
CONSUMER GOODS & SERVICES -- 2.1%
Gillette Co.                              138,600  $    4,629,240
Kimberly-Clark Corp.                       72,600       4,341,480
Procter & Gamble Co.                      110,800       8,767,604
                                                   --------------
                                                   $   17,738,324
                                                   --------------
ELECTRONICS -- 4.7%
Analog Devices, Inc.*                     288,166  $   12,791,689
Atmel Corp.*                              930,800       6,859,996
Flextronics International Ltd.*           216,766       5,200,216
Intel Corp.                               127,500       4,009,875
Linear Technology Corp.                   175,000       6,832,000
QLogic Corp.*                              67,388       2,999,440
                                                   --------------
                                                   $   38,693,216
                                                   --------------
ENERGY -- 1.2%
Dynegy, Inc.                              305,650  $    7,794,075
Equitable Resources, Inc.                  52,800       1,798,896
                                                   --------------
                                                   $    9,592,971
                                                   --------------

                                       34

ISSUER                                    SHARES        VALUE
ENTERTAINMENT -- 5 1%
AOL Time Warner, Inc.*                    230,650  $    7,403,865
Clear Channel Communications, Inc.*       267,900      13,638,789
USA Networks, Inc.*                        21,500         587,165
Viacom, Inc., "B"*                        473,931      20,924,054
                                                   --------------
                                                   $   42,553,873
                                                   --------------
FINANCIAL INSTITUTIONS -- 7.4%
Citigroup, Inc.                           371,388  $   18,747,666
Fannie Mae                                215,400      17,124,300
Freddie Mac                               272,900      17,847,660
Goldman Sachs Group, Inc.                  30,000       2,782,500
Merrill Lynch & Co , Inc.                  90,300       4,706,436
                                                   --------------
                                                   $   61,208,562
                                                   --------------
FOOD & BEVERAGE PRODUCTS -- 1.2%
Anheuser-Busch Cos , Inc.                 160,300  $    7,247,163
PepsiCo, Inc.                              57,330       2,791,398
                                                   --------------
                                                   $   10,038,561
                                                   --------------
FOREST & PAPER PRODUCTS -- 0.7%
International Paper Co.                   102,000  $    4,115,700
Willamette Industries, Inc.                34,700       1,808,564
                                                   --------------
                                                   $    5,924,264
                                                   --------------
INSURANCE -- 7.1%
AFLAC, Inc.                               176,500  $    4,334,840
Allstate Corp.                            125,800       4,239,460
American International Group, Inc.        202,912      16,111,213
Chubb Corp.                                47,500       3,277,500
CIGNA Corp.                                95,400       8,838,810
Hartford Financial Services Group, Inc.    67,200       4,222,176
MetLife, Inc.                             324,700      10,286,496
The St  Paul Cos , Inc.                   176,900       7,778,293
                                                   --------------
                                                   $   59,088,788
                                                   --------------
INTERNET -- 0.6%
VeriSign, Inc.*                           124,680  $    4,742,827
                                                   --------------
MACHINERY -- 1.7%
Danaher Corp.                              85,100  $    5,132,381
Deere & Co.                               195,900       8,552,994
                                                   --------------
                                                   $   13,685,375
                                                   --------------
MEDICAL & HEALTH PRODUCTS -- 10.8%
Allergan, Inc.                             25,000  $    1,876,250
American Home Products Corp.              355,100      21,788,936
Applera Corp -- Applied Biosystems
  Group                                   237,200       9,314,844
Eli Lilly & Co.                           231,100      18,150,594
Johnson & Johnson Co.                     313,500      18,527,850
Pfizer, Inc.                              508,500      20,263,725
                                                   --------------
                                                   $   89,922,199
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.8%
Cardinal Health, Inc.                      95,600  $    6,181,496
Genzyme Corp.*                            142,800       8,548,008
                                                   --------------
                                                   $   14,729,504
                                                   --------------
METALS & MINERALS -- 0.6%
Alcoa, Inc.                               146,900  $    5,222,295
                                                   --------------
OIL SERVICES -- 1.1%
El Paso Corp.                             211,154  $    9,419,580
                                                   --------------
OILS -- 5.3%
Anadarko Petroleum Corp.                   83,200  $    4,729,920
Apache Corp.                               48,730       2,430,652
Devon Energy Corp.                        108,600       4,197,390

EOG Resources, Inc.                       124,100  $    4,853,551
ExxonMobil Corp.                          608,156      23,900,531
GlobalSantaFe Corp.                       123,175       3,512,951
                                                   --------------
                                                   $   43,624,995
                                                   --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Starwood Hotels & Resorts Co.              89,300  $    2,665,605
                                                   --------------
RETAIL -- 5.1%
Family Dollar Stores, Inc.                109,700  $    3,288,806
                                                   --------------
Home Depot, Inc.                          272,600  $   13,905,326
Lowe's Cos , Inc.                         116,600       5,411,406
Sears, Roebuck & Co.                      138,400       6,593,376
Target Corp.                              208,000       8,538,400
Wal-Mart Stores, Inc.                     138,200       7,953,410
                                                   --------------
                                                   $   45,690,724
                                                   --------------
SPECIAL PRODUCTS & SERVICES -- 2.8%
Illinois Tool Works, Inc.                  55,700  $    3,772,004
Minnesota Mining & Manufacturing Co.       97,000      11,466,370
SPX Corp.*                                 59,500       8,145,550
                                                   --------------
                                                   $   23,383,924
                                                   --------------
SUPERMARKET -- 1.9%
Safeway, Inc.*                            379,293  $   15,835,483
                                                   --------------
TELECOMMUNICATIONS -- 5.7%
Amdocs Ltd.*                              187,800  $    6,379,566
BellSouth Corp.                           315,900      12,051,585
Charter Communications, Inc.*             150,600       2,474,358
CIENA Corp.*                              332,500       4,758,075
Comverse Technology, Inc.*                247,560       5,537,917
EchoStar Communications Corp.*            273,900       7,524,033
Sprint Corp.                              402,500       8,082,200
                                                   --------------
                                                   $   46,807,734
                                                   --------------
TELECOMMUNICATIONS & CABLE -- 0.8%
Comcast Corp., "A"*                       192,100  $    6,915,600
                                                   --------------
TELECOMMUNICATIONS -- WIRELESS -- 1.7%
AT&T Wireless Services, Inc.*             445,178  $    6,397,208
QUALCOMM, Inc.*                            99,000       4,999,500
SBA Communications Corp.*                 198,100       2,579,262
                                                   --------------
                                                   $   13,975,970
                                                   --------------
TRANSPORTATION -- 0.7%
United Parcel Service, Inc.               113,500  $    6,185,750
                                                   --------------
UTILITIES -- ELECTRIC -- 0.4%
Calpine Corp.*                            189,100  $    3,174,989
                                                   --------------
    Total U.S. Stocks                                $750,307,064
                                                   --------------
FOREIGN STOCKS -- 6.8%
BERMUDA -- 2.1%
Ace Ltd  (Insurance)                      214,300  $    8,604,145
XI Capital Ltd  (Insurance)                92,900       8,487,344
                                                   --------------
                                                   $   17,091,489
                                                   --------------
FRANCE -- 1.9%
Sanofi-Synthelabo S.A.
  (Medical & Health Products)              80,300  $    5,988,261
Technip S.A. (Construction)                10,385       1,386,241
Total Fina Elf S.A., "B" (Oils)            58,400       8,336,012
                                                   --------------
                                                   $   15,710,514
                                                   --------------
IRELAND -- 0.2%
Jefferson Smurfit Corp.
  (Forest & Paper Products)               878,400  $    1,906,451
                                                   --------------
JAPAN -- 0.3%
Honda Motor Co., Ltd. (Automotive)         56,700  $    2,264,017
                                                   --------------
                                       35

ISSUER                                    SHARES        VALUE
SWITZERLAND -- 0.9%
Novartis AG (Medical & Health Products)    47,500  $    1,717,799
Syngenta AG (Chemicals)*                  112,900       5,852,209
                                                   --------------
                                                   $    7,570,008
                                                   --------------
UNITED KINGDOM -- 1.4%
BP Amoco PLC (Oils)                       593,600  $    4,607,343
Diageo PLC (Food & Beverage
  Products)*                              360,450       4,112,728
Vodafone Group PLC (Telecommunications) 1,266,088       3,307,868
                                                   --------------
                                                   $   12,027,939
                                                   --------------
    Total Foreign Stocks                           $   56,570,418
                                                   --------------
    Total Stocks (Identified Cost,
       $826,749,520)                               $  806,877,482
                                                   --------------
SHORT-TERM OBLIGATIONS -- 1.6%
                                    PRINCIPAL AMOUNT
                                     (000 OMITTED)
American Express Credit Corp.,
  due 1/02/02                           $   3,484  $    3,483,829
General Electric Capital Corp.,
  due 1/02/02                               5,256       5,255,734
Salomon Smith Barney Holdings, Inc.,
  due 1/15/02                               4,200       4,197,044
                                                   --------------
    Total Short-Term Obligations, at
      Amortized Cost                               $   12,936,607
                                                   --------------
REPURCHASE AGREEMENT -- 1.1%
Goldman Sachs Group,
  Inc., dated 12/31/01,
  due 1/02/02, total to be
  received $9,207,916
  (secured by various U.S.
  Treasury and Federal
  Agency obligations in a
  jointly traded account),
  at cost                               $   9,207  $    9,207,000
                                                   --------------
    Total Investments (Identified Cost,
      $848,893,127 )                               $  829,021,089
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES                                        402,483
                                                   --------------
    Net Assets -- 100.0%                             $829,423,572
                                                   ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
TOTAL RETURN SERIES
STOCKS -- 54.9%

ISSUER                                   SHARES        VALUE
U.S. STOCKS -- 51.1%
AEROSPACE -- 0.5%
Northrop Grumman Corp.                     54,600  $    5,504,226
United Technologies Corp.                  50,660       3,274,156
                                                   --------------
                                                   $    8,778,382
                                                   --------------
AUTOMOTIVE -- 0.6%
Delphi Automotive Systems Corp.           567,920  $    7,757,787
Visteon Corp.                             279,480       4,203,379
                                                   --------------
                                                   $   11,961,166
                                                   --------------
BANKS & CREDIT COS. -- 3.1%
Bank America Corp.                        324,530  $   20,429,164
FleetBoston Financial Corp.               461,780      16,854,970
PNC Financial Services Group Co.          188,410      10,588,642
U.S. Bancorp                               71,409       1,494,590
Wachovia Corp.                            125,500       3,935,680
Wells Fargo Co.                           116,500       5,061,925
                                                   --------------
                                                   $   58,364,971
                                                   --------------
BIOTECHNOLOGY -- 0.6%
Abbott Laboratories, Inc                  119,860  $    6,682,195
Guidant Corp.*                             26,400       1,314,720
Pharmacia Corp.                            79,688       3,398,693
                                                   --------------
                                                   $   11,395,608
                                                   --------------
BUSINESS MACHINES -- 1.1%
Hewlett-Packard Co.                        64,700  $    1,328,938
International Business Machines Corp.      49,390       5,974,215
Sun Microsystems, Inc.*                   661,500       8,136,450
Texas Instruments, Inc.                   166,820       4,670,960
                                                   --------------
                                                   $   20,110,563
                                                   --------------
CELLULAR PHONES -- 1.5%
Motorola, Inc.                            630,330  $    9,467,557
Telephone & Data Systems, Inc.            223,995      20,103,551
                                                   --------------
                                                   $   29,571,108
                                                   --------------
CHEMICALS -- 2.1%
Air Products & Chemicals, Inc.            222,950  $   10,458,584
Dow Chemical Co.                          155,400       5,249,412
Georgia Gulf Corp.                        210,300       3,890,550
PPG Industries, Inc.                       65,000       3,361,800
Praxair, Inc.                             244,700      13,519,675
Rohm & Haas Co.                           115,260       3,991,454
                                                   --------------
                                                   $   40,471,475
                                                   --------------
COMPUTER HARDWARE -- SYSTEMS
Compaq Computer Corp.                      45,400  $      443,104
                                                   --------------
COMPUTER SOFTWARE -- 0.1%
Oracle Corp.*                              59,000  $      814,790
VeriSign, Inc.*                            32,000       1,217,280
                                                   --------------
                                                   $    2,032,070
                                                   --------------
CONSUMER GOODS & SERVICES -- 1.7%
Fortune Brands, Inc.                      133,800  $    5,297,142
Gillette Co.                              238,400       7,962,560
Kimberly-Clark Corp.                       73,500       4,395,300
Procter & Gamble Co.                      180,830      14,309,078
                                                   --------------
                                                   $   31,964,080
                                                   --------------
CONTAINERS -- 0.6%
Owens Illinois, Inc.*                   1,123,200  $   11,220,768
                                                   --------------
ELECTRONICS -- 0.7%
Agilent Technologies, Inc.*                93,100  $    2,654,281
Analog Devices, Inc.*                     203,600       9,037,804
Tektronix, Inc.*                           90,400       2,330,512
                                                   --------------
                                                   $   14,022,597
                                                   --------------
ENERGY -- 0.1%
TXU Corp.                                  46,127  $    2,174,888
                                                   --------------

                                       36

ISSUER                                  SHARES         VALUE
ENTERTAINMENT -- 2.4%
Harrah's Entertainment, Inc.*             332,780   $  12,316,188
Viacom, Inc., "B"*                        736,983      32,537,799
Walt Disney Co.                            19,980         413,986
                                                   --------------
                                                    $  45,267,973
                                                   --------------
FINANCIAL INSTITUTIONS -- 2.8%
American Express Co.                       66,900  $    2,387,661
Citigroup, Inc.                           335,533      16,937,706
Fannie Mae                                  8,630         686,085
Freddie Mac                               272,500      17,821,500
J. P. Morgan Chase & Co.                   22,380         813,513
Merrill Lynch & Co., Inc.                 276,100      14,390,332
                                                   --------------
                                                   $   53,036,797
                                                   --------------
FINANCIAL SERVICES -- 1.4%
Mellon Financial Corp.                    337,500  $   12,696,750
Morgan Stanley Dean Witter & Co.          260,500      14,572,370
                                                   --------------
                                                   $   27,269,120
                                                   --------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Archer-Daniels-Midland Co.                396,345  $    5,687,551
Kellogg Co.                               179,700       5,408,970
PepsiCo, Inc.                             108,228       5,269,621
                                                   --------------
                                                   $   16,366,142
                                                   --------------
FOREST & PAPER PRODUCTS -- 1.2%
Bowater, Inc.                             123,600  $    5,895,720
International Paper Co.                   285,600      11,523,960
Willamette Industries, Inc.                92,200       4,805,464
                                                   --------------
                                                   $   22,225,144
                                                   --------------
HEALTHCARE -- 0.3%
HCA Inc.                                  147,240  $    5,674,630
                                                   --------------
INSURANCE -- 5.2%
Allstate Corp.                            490,830  $   16,540,971
Chubb Corp.                               111,300       7,679,700
CIGNA Corp.                               175,830      16,290,649
Hartford Financial Services Group, Inc.   296,040      18,600,193
Jefferson Pilot Corp.                     207,610       9,606,115
MetLife, Inc.                             251,330       7,962,134
Nationwide Financial Services, Inc., "A"  185,010       7,670,515
Prudential Financial Inc.*                 22,480         746,111
The St. Paul Cos., Inc.                   312,480      13,739,746
                                                   --------------
                                                   $   98,836,134
                                                   --------------
MACHINERY -- 1.4%
Danaher Corp.                             114,600  $   6,911,526
Deere & Co.                               467,780      20,423,275
                                                   --------------
                                                   $   27,334,801
                                                   --------------
MEDICAL & HEALTH PRODUCTS -- 2.2%
American Home Products Corp.              114,200  $    7,007,312
Baxter International, Inc.                 28,680       1,538,108
Bristol-Myers Squibb Co.                   93,590       4,773,090
Eli Lilly & Co.                            41,280       3,242,131
Johnson & Johnson Co.                      12,960         765,936
Merck & Co., Inc.                         199,900      11,754,120
Pfizer, Inc.                              124,000       4,941,400
Schering Plough Corp.                     249,870       8,947,845
                                                   --------------
                                                   $   42,969,942
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
Trigon Healthcare, Inc.*                   67,300  $    4,673,985
                                                   --------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                               515,959  $   18,342,343
                                                   --------------
OIL SERVICES -- 3.3%
BJ Services Co.*                          213,100  $    6,915,095
Cooper Cameron Corp.*                     204,280       8,244,741
El Paso Corp.                             113,200  $    5,049,852
Kerr McGee Corp.                           98,010       5,370,948
Noble Drilling Corp.*                     514,000      17,496,560
Schlumberger Ltd.                         347,240      19,080,838
                                                   --------------
                                                   $   62,158,034
                                                   --------------
OILS -- 3.7%
Apache Corp.                              301,692  $   15,048,397
Charter Communications, Inc.*             120,500       1,979,815
Devon Energy Corp.                        604,710      23,372,041
ExxonMobil Corp.                          441,596      17,354,723
Occidental Petroleum Corp.                467,940      12,414,448
Unocal Corp.                               39,750       1,433,783
                                                   --------------
                                                   $   71,603,207
                                                   --------------
PRINTING & PUBLISHING -- 0.7%
Gannett Co., Inc.                         123,840  $    8,325,763
New York Times Co.                         36,400       1,574,300
Tribune Co.                                73,300       2,743,619
                                                   --------------
                                                   $   12,643,682
                                                   --------------
RAILROAD -- 0.4%
Burlington Northern Santa Fe Railway Co.  272,580  $    7,776,707
                                                   --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Equity Office Properties Trust             63,700  $    1,916,096
Equity Residential Properties Trust       262,820       7,545,562
                                                   --------------
                                                   $   9,461,658
                                                   --------------
RESTAURANTS & LODGING -- 0.5%
McDonald's Corp.                          273,400  $    7,236,898
MGM Mirage, Inc.*                          96,100       2,774,407
                                                   --------------
                                                   $   10,011,305
                                                   --------------
RETAIL -- 1.4%
Gap, Inc.                                 254,500  $    3,547,730
Sears, Roebuck & Co.                      488,900      23,291,196
                                                   --------------
                                                   $   26,838,926
                                                   --------------
SPECIAL PRODUCTS & SERVICES -- 0.2%
Illinois Tool Works, Inc.                  24,800  $    1,679,456
Minnesota Mining & Manufacturing Co.       11,800       1,394,878
                                                   --------------
                                                   $    3,074,334
                                                   --------------
SUPERMARKET -- 0.8%
Kroger Co.*                               553,240  $   11,546,119
Safeway, Inc.*                            110,030       4,593,752
                                                   --------------
                                                   $   16,139,871
                                                   --------------
TELECOMMUNICATIONS -- 3.6%
Alltel Corp.                               39,710  $    2,451,298
AT&T Corp.                                822,050      14,911,987
AT&T Wireless Services, Inc.*             384,653       5,527,464
CenturyTel, Inc.                          152,300       4,995,440
Cox Communications, Inc.*                  85,500       3,583,305
SBC Communications, Inc.                  114,846       4,498,518
Sprint Corp.                              880,290      17,676,223
Verizon Communications                    316,812      15,035,898
                                                   --------------
                                                   $   68,680,133
                                                   --------------
TELECOMMUNICATIONS & CABLE -- 0.8%
Comcast Corp., "A"*                       436,550  $   15,715,800
                                                   --------------
TELECOM -- WIRELINE -- 0.2%
Advanced Fibre Communications, Inc.*      252,200  $    4,456,374
                                                   --------------
TRANSPORTATION -- 0.2%
United Parcel Service, Inc.                80,600  $    4,392,700
                                                   --------------
UTILITIES -- ELECTRIC -- 2.4%
Calpine Corp.*                            423,200  $    7,105,528
Dominion Resources, Inc.                   49,900       2,998,990
Exelon Corp.                               89,140       4,268,023

                                       37

ISSUER                                   SHARES        VALUE
FPL Group, Inc.                            64,480  $    3,636,672
NiSource, Inc.                            827,536      19,082,980
Pinnacle West Capital Corp.               160,500       6,716,925
Progress Energy, Inc.                      48,100       2,165,943
                                                   --------------
                                                   $   45,975,061
                                                   --------------
UTILITIES -- GAS -- 0.7%

National Fuel Gas Co.                     393,800  $    9,726,860
WGL Holdings, Inc.                         63,430       1,843,910
Williams Cos., Inc.                        34,300         875,336
                                                   --------------
                                                   $   12,446,106
                                                   --------------
    Total U.S. Stocks                              $  975,881,689
                                                   --------------
FOREIGN STOCKS -- 3.8%
BERMUDA -- 0.3%
Accenture Ltd.
  (Computer Software-Systems)*            215,880  $    5,811,490
                                                   --------------
BRAZIL
Aracruz Celulose S.A.
  (Forest & Paper Products)                30,150  $      548,127
                                                   --------------
CANADA -- 0.5%
Alcan, Inc. (Metals & Minerals)            87,100  $    3,129,503
Nortel Networks Corp.
  (Telecommunications)                    745,600       5,592,000
                                                   --------------
                                                   $    8,721,503
                                                   --------------
IRELAND -- 0.1%
Jefferson Smurfit Group PLC, ADR
  (Forest & Paper Products)                53,400  $    1,201,500
                                                   --------------
NETHERLANDS -- 1.5%
Akzo Nobel N.V. (Chemicals)               574,970  $   25,660,034
Royal Dutch Petroleum Co., ADR (Oils)      82,790       4,058,366
                                                   --------------
                                                   $   29,718,400
                                                   --------------
SWITZERLAND -- 0.6%
Nestle S.A. (Food & Beverage Products)*     6,340  $    1,352,758
Novartis AG (Medical & Health Products)   286,240      10,351,636
                                                   --------------
                                                   $   11,704,394
                                                   --------------
UNITED KINGDOM -- 0.8%
BP Amoco PLC, ADR (Oils)                  134,320  $    6,247,223
Diageo PLC (Food & Beverage Products)*    844,435       9,634,989
                                                   --------------
                                                   $   15,882,212
                                                   --------------
    Total Foreign Stocks                           $   73,587,626
                                                   --------------
    Total Stocks (Identified
      Cost, $1,019,153,867)                        $1,049,469,315
                                                   --------------
BONDS -- 36.6%
                                   PRINCIPAL AMOUNT
                                     (000 OMITTED)
U.S. BONDS -- 35.8%
AEROSPACE -- 0.6%
Northrop Grumman Corp.,
  7.125s, 2011                            $ 3,035  $    3,168,358
Northrop Grumman Corp.,
  7.75s, 2031                               1,956       2,104,734
Raytheon Co., 6.45s, 2002                   6,935       7,073,770
                                                   --------------
                                                   $   12,346,862
                                                   --------------
AIRLINES -- 0.1%
Jet Equipment Trust, 9.41s, 2010##        $   937  $      855,572
Jet Equipment Trust, 11.44s, 2014##         1,200         851,136
Jet Equipment Trust, 10.69s, 2015##         1,000         717,820
                                                   --------------
                                                   $    2,424,528
                                                   --------------
AUTOMOTIVE -- 0.1%
Ford Motor Co., 7.45s, 2031               $ 2,847  $    2,612,208
                                                   --------------
                                   PRINCIPAL AMOUNT
ISSUER                               (000 OMITTED)      VALUE
BANKS & CREDIT COS. -- 1.0%
Bank America Corp., 7.4s, 2011            $ 1,642  $    1,761,275
Credit Suisse First Boston
  U.S.A, 6.125s, 2011                       3,403       3,312,140
Midamerican Funding LLC,
  6.927s, 2029                              3,553       3,389,225
Midland Cogeneration Venture Corp.,
  10.33s, 2002                                817         829,459
Midland Funding Corp.,
  10.33s, 2002                              1,014       1,029,553
Natexis AMBS Co. LLC,
  8.44s, 2049 ##                              135         144,061
Socgen Real Estate Co.,
  7.64s, 2049##                             6,233       6,423,917
Wells Fargo Bank N A, 6.45s, 2011           1,625       1,660,571
                                                   --------------
                                                   $   18,550,201
                                                   --------------
CELLULAR PHONES -- 0.1%
Cingular Wireless LLC, 6.5s, 2011##       $ 1,027  $    1,035,113
Cingular Wireless LLC, 7.125s, 2031##       1,028       1,036,851
                                                   --------------
                                                   $    2,071,964
                                                   --------------
CONGLOMERATES -- 0.2%
News America Holdings,
  Inc.,6.703s, 2034                       $ 3,822  $    3,939,985
                                                   --------------
CORPORATE ASSET -- BACKED -- 3.2%
American Airlines Pass-Through
  Trust, 6.855s, 2010                     $ 1,258  $    1,263,303
Banamex Credit Card Merchant
  Voucher, 6.25s, 2003##                      875         899,510
BCF LLC, 7.75s, 2026##                        452         353,299
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008              3,094       3,238,411
Beneficial Home Equity
  Loan Trust, 2.228s, 2037                  3,019       3,003,926
Certificates Funding Corp., 6.716s, 2004    5,994       6,350,883
Chase Commercial Mortgage
  Securities Corp., 7.543s, 2009              936       1,004,947
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2030             2,893       2,969,626
Citibank Credit Card Issuance
  Trust, 6.65s, 2008                        4,743       4,925,735
Commerce 2000, 2.196s, 2002##                 418         417,910
Commerce 2000, 2.116s, 2011                 1,784       1,780,154
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2017                 2,577       2,285,096
Continental Airlines Pass-Through
  Trust, Inc., 7.256s, 2020                 1,720       1,574,051
Criimi Mae Commercial Mortgage
  Trust, 7s, 2033                           1,630       1,686,278
Criimi Mae Corp., 6.701s, 2008##            1,272       1,216,947
CWMBS, Inc. Pass-Through
  Trust, 8s, 2030                           5,259       5,544,511
GS Mortgage Securities Corp.
  II, 6.06s, 2030                           4,490       4,633,876
Istar Receivables Trust, 2.23s, 2022          285         284,685
Merrill Lynch Mortgage Investors,
  Inc., 8.412s, 2022##                      1,264       1,321,818
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030               1,179       1,223,538
Morgan Stanley Dean Witter
  Capital, 3.626s, 2013##                   3,500       3,480,130
Residential Accredit Loans,
  Inc., 6.75s, 2028                         6,300       6,339,375
Residential Accredit Loans, Inc., 7s,
  2028                                      3,000       3,019,392

                                       38

                                   PRINCIPAL AMOUNT
ISSUER                               (000 OMITTED)      VALUE
Summit Acceptance Auto
  Investment LLC, 7.51s, 2007             $ 1,600  $    1,712,000
                                                   --------------
                                                   $   60,529,401
                                                   --------------
ENERGY -- 0.1%
DTE Energy Co., 7.05s, 2011               $ 1,827  $    1,878,503
                                                   --------------
ENTERTAINMENT -- 0.4%
Time Warner, Inc., 10.15s, 2012           $ 5,186  $    6,507,134
Time Warner, Inc., 6.875s, 2018##           1,325       1,299,401
                                                   --------------
                                                   $    7,806,535
                                                   --------------
FINANCIAL INSTITUTIONS -- 4.2%
Associates Corp., 5.5s, 2004              $ 2,130  $    2,203,187
Countrywide Home Loan,
  Inc., 6.85s, 2004                         4,592       4,827,432
Countrywide Home Loan,
  Inc., 5.5s, 2006                          1,784       1,779,522
Federal Home Loan Mortgage Corp.,
  3.25s, 2004                               3,526       3,455,480
Federal Home Loan Mortgage Corp.,
  5.5s, 2006                                7,104       7,301,562
Ford Credit Auto Owner Trust,
  6.42s, 2003                               1,813       1,873,047
Ford Motor Credit Co., 6.875s, 2006         9,335       9,331,732
Ford Motor Credit Co., 7.875s, 2010         1,700       1,724,310
Ford Motor Credit Co., 7.25s, 2011          4,670       4,548,206
Ford Motor Credit Co., 7.375s, 2011         5,588       5,514,239
General Motors Acceptance Corp.,
  5.36s, 2004                               5,000       4,992,875
General Motors Acceptance Corp.,
  6.875s, 2011                              2,196       2,147,798
General Motors Acceptance Corp.,
  7.25s, 2011                               3,591       3,616,604
General Motors Acceptance Corp.,
  8s, 2031                                  1,396       1,412,319
Household Finance Corp., 7.875s, 2007       4,235       4,623,731
Independant National Mortgage Corp.,
  7s, 2026                                  1,565       1,590,818
Lehman Brothers Holdings, 7.75s, 2005       1,583       1,686,449
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                               5,657       6,302,237
Pemex Project Funding Master Trust,
  9.125s, 2010                              2,464       2,611,840
Prudential Funding Corp., 6.6s, 2008        3,164       3,212,726
Salton Sea Funding Corp., 7.84s, 2010       2,325       2,105,473
Salton Sea Funding Corp., 8.3s, 2011          394         348,799
Sunamerica Institutional, 5.75s, 2009       2,804       2,834,844
                                                   --------------
                                                   $   80,045,230
                                                   --------------
FINANCIAL SERVICES -- 1.8%
AIG Sunamerica Global Financing II,
  7.6s, 2005##                            $ 3,135  $    3,391,412
AIG Sunamerica Global Financing
  IV, 5.85s, 2006##                         4,159       4,298,534
Citigroup, Inc., 7.25s, 2010                4,213       4,518,990
General Electric Capital Corp.,
  7.5s, 2005                                3,643       3,935,169
General Electric Capital Corp.,
  8.7s, 2007                                2,250       2,625,590
General Electric Capital Corp.,
  8.75s, 2007                                 904       1,060,555
General Electric Capital Corp.,
  8.85s, 2007                               1,325       1,538,815
Morgan Stanley Group, Inc., 6.1s, 2006      5,355       5,519,345
Sprint Capital Corp., 7.125s, 2006          3,998       4,167,915
Sprint Capital Corp., 6s, 2007##          $ 1,500  $    1,489,324
Sprint Capital Corp., 6.875s, 2028          1,333       1,219,282
                                                   --------------
                                                   $   33,764,931
                                                   --------------
FOOD & BEVERAGE PRODUCTS -- 0.2%
Kellogg Co., 6s, 2006                     $ 2,170  $    2,222,091
Tyson Foods, Inc., 8.25s, 2011##            1,183       1,244,469
                                                   --------------
                                                   $    3,466,560
                                                   --------------
GAMING -- 0.1%
Harrahs Operating, Inc., 7.125s, 2007     $ 1,476  $    1,493,598
                                                   --------------
HOUSING -- 0.3%
Residential Funding Mortgage
  Securities, Inc., 7.66s, 2012           $ 1,032  $    1,047,200
Residential Funding Mortgage
  Securities, Inc., 6s, 2016                4,000       4,019,375
                                                   --------------
                                                   $    5,066,575
                                                   --------------
MACHINERY -- 0.1%
Ingersoll Rand Co., 6.25s, 2006           $ 1,994  $    2,038,805
                                                   --------------
MEDIA -- 0.2%
 Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007                            $ 3,035  $    3,156,400
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 0.3%
Healthsouth Corp., 7.375s, 2006##         $   393  $      397,913
Tenet Healthcare Corp., 6.375s, 2011##      5,769       5,579,471
                                                   --------------
                                                   $    5,977,384
                                                   --------------
NATURAL GAS -- PIPELINE -- 0.1%
Consolidated Natural Gas Co.,
  6.25s, 2011                             $ 1,021  $      992,514
OIL SERVICES -- 0.3%                               --------------
Amerada Hess Corp., 7.3s, 2031            $ 2,311  $    2,289,970
Conoco Funding Co., 6.35s, 2011             1,644       1,665,191
Phillips Petroleum Co., 8.5s, 2005          1,251       1,377,214
                                                   --------------
                                                   $    5,332,375
                                                   --------------
OILS -- 0.2%
Anadarko Finance Co., 6.75s, 2011         $ 1,844  $    1,874,223
Occidental Petroleum Corp.,
  6.4s, 2003                                2,700       2,760,615
                                                   --------------
                                                   $    4,634,838
                                                   --------------
POLLUTION CONTROL -- 0.4%
Waste Management, Inc.,
  6.625s, 2002                            $ 3,316  $    3,372,703
Waste Management, Inc.,
  7.375s, 2010                              3,703       3,806,351
WMX Technologies, Inc.,
  6.375s, 2003                                820         849,684
                                                   --------------
                                                   $    8,028,738
                                                   --------------
PRINTING & PUBLISHING -- 0.1%
News America Holdings, Inc.,
  8.5s, 2005                              $   694  $      746,959
News America Holdings, Inc.,
  7.3s, 2028                                1,559       1,451,694
                                                   --------------
                                                   $    2,198,653
                                                   --------------
RAILROAD -- 0.3%
Union Pacific Corp., 6.34s, 2003          $ 2,087  $    2,180,999
Union Pacific Corp., 5.84s, 2004            2,752       2,840,614
                                                   --------------
                                                   $    5,021,613
                                                   --------------
REAL ESTATE -- 0.4%
EOP Operating Ltd., 7.75s, 2007           $ 3,424  $    3,656,284
Simon Property Group, Inc.,
  6.75s, 2004                               4,593       4,693,082
                                                   --------------
                                                   $    8,349,366
                                                   --------------

                                       39

                                   PRINCIPAL AMOUNT
ISSUER                               (000 OMITTED)      VALUE
RESTAURANTS & LODGING -- 0.2%
MGM Mirage, Inc., 8.5s, 2010              $ 3,760  $    3,738,530
                                                   --------------
RETAIL -- 0.3%
Federated Department Stores, Inc.,
  8.5s, 2003                              $ 4,793  $    5,051,295
K Mart Corp., 9.375s, 2006                  2,035       1,673,787
                                                   --------------
                                                   $    6,725,082
                                                   --------------
SUPERMARKET -- 0.2%
Delhaize America, Inc., 9s, 2031##        $ 3,631  $    4,309,924
                                                   --------------
TELECOMMUNICATIONS -- 1.4%
AT & T Wireless Services, Inc.,
  7.35s, 2006                             $ 2,187  $    2,307,678
Citizens Communications Co.,
  8.5s, 2006                                1,645       1,746,760
Citizens Communications Co.,
  7.625s, 2008##                            2,000       2,045,258
Comcast Cable Communications,
  6.75s, 201                                1,597       1,603,228
Cox Communications, Inc.,
  7.75s, 2010                                 223         239,861
Cox Communications, Inc., 6.75s, 2011       2,589       2,603,291
TCI Communications Financing III,
  9.65s, 2027                               6,705       7,452,876
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                               1,716       1,717,227
Worldcom, Inc., 6.4s, 2005                  1,675       1,706,691
Worldcom, Inc., 8.25s, 2031                 4,263       4,495,035
                                                   --------------
                                                   $   25,917,905
                                                   --------------
TELECOMMUNICATIONS & CABLE -- 0.3%
Belo Ah Corp., 7.75s, 2027                $ 2,533  $    2,169,167
Comcast Cable Commerce, Inc.,
  6.875s, 2009                              2,722       2,751,523
                                                   --------------
                                                   $    4,920,690
                                                   --------------
U.S. GOVERNMENT AGENCIES -- 9.0%
Federal National Mortgage Assn.,
  5.5s, 2006                              $ 8,675  $    8,937,939
Federal National Mortgage Assn.,
  5.722s, 2009                              5,090       5,113,103
Federal National Mortgage Assn.,
  6s, 2005 -- 2031                         22,632      22,769,518
Federal National Mortgage Assn.,
  6.5s, 2016 -- 2031                       51,779      52,203,529
Federal National Mortgage Assn.,
  6.625s, 2010 -- 2031                      7,945       8,444,026
Federal National Mortgage Assn.,
  7.5s, 2030 -- 2031                       11,390      11,760,484
Government National Mortgage Assn.,
  6.5s, 2028                                9,751       9,807,657
Government National Mortgage Assn.,
  7s, 2027 -- 2028                          7,771       7,952,922
Government National Mortgage Assn.,
  7.5s, 2024 -- 2028                       21,345      22,110,358
Government National Mortgage Assn.,
  8s, 2022 -- 2030                         17,721      18,579,589
Student Loan Marketing
  Assn., 5s, 2004                           3,495       3,594,399
                                                   --------------
                                                   $  171,273,524
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 6.0%
U.S. Treasury Bonds,
  5.375s, 2031                            $ 5,163  $    5,087,982
U. S. Treasury Bonds,
  6.25s, 2023 -- 2030                      14,695      15,668,986
U.S. Treasury Bonds,
  9.875s, 2015                              7,228      10,218,585
U.S. Treasury Bonds,
  11.875s, 2003                             3,511       4,076,060
U.S. Treasury Notes,
  3s, 2003                                 11,988      11,997,351
U.S. Treasury Notes,
  3.5s, 2006                               14,991      14,447,576
U.S. Treasury Notes,
  4.625s, 2006                             11,714      11,873,194
U.S. Treasury Notes,
  5s, 2011                                 21,629      21,557,741
U.S. Treasury Notes,
  6.875s, 2006                             18,385      20,223,500
                                                   --------------
                                                   $  115,150,975
                                                   --------------
UTILITIES -- ELECTRIC -- 3.0%
Allegheny Energy Supply Co. LLC,
  7.8s, 2011##                            $ 3,389  $    3,335,623
Cleveland Electric Illuminating Co.,
  7.88s, 2017                               1,867       1,953,909
Cleveland Electric Illuminating Co.,
  9s, 2023                                  1,426       1,494,448
Commonwealth Edison Co., 8.5s, 2022         2,159       2,261,272
Dominion Resources, Inc., 8.125s, 2010      2,392       2,618,546
Entergy Mississippi, Inc., 6.2s, 2004       1,620       1,662,444
Firstenergy Corp., 6.45s, 2011              2,205       2,152,433
GGIB Funding Corp., 7.43s, 2011             1,019       1,051,371
Gulf States Utilities Co., 8.25s, 2004        816         875,372
Kinder Morgan Energy Partners,
  6.75s, 2011                                 740         742,864
Kinder Morgan Energy Partners,
  7.4s, 2031                                1,861       1,877,432
Niagara Mohawk Power Corp.,
  7.25s, 2002                               2,358       2,426,963
Niagara Mohawk Power Corp.,
  7.75s, 2006                               5,437       5,879,137
Niagara Mohawk Power Corp.,
  8.77s, 2018                               2,889       3,035,646
Nisource Finance Corp., 7.875s, 2010        5,989       6,193,884
Northeast Utilities, 8.58s, 2006            1,582       1,681,898
Nrg South Central Generating LLC,
  8.962s, 2016                              1,257       1,266,565
NSTAR Co., 8s, 2010                         1,715       1,842,527
Progress Energy Inc., 7.1s, 2011            1,191       1,236,187
Pseg Power LLC, 7.75s, 2011                 2,447       2,564,373
Pseg Power LLC, 8.625s, 2031                2,310       2,565,202
Toledo Edison Co., 7.875s, 2004             1,725       1,844,215
TXU Eastern Funding Co., 6.15s, 2002        1,094       1,107,062
Utilicorp United, Inc., 7s, 2004            1,012       1,030,449
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                               2,950       2,994,671
Wisconsin Energy Corp.,
  5.875s, 2006                              1,862       1,885,592
                                                   --------------
                                                   $   57,580,085
                                                   --------------
UTILITIES -- GAS -- 0.4%
Coastal Corp., 6.2s, 2004                 $ 4,446  $    4,483,524
Dynegy Holdings Inc., 6.875s, 2011          1,168         982,475
Texas Gas Transmission Corp.,
  7.25s, 2027                               1,700       1,563,941

                                       40

                                  PRINCIPAL AMOUNT     VALUE
ISSUER                              (000 OMITTED)
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006##                          $ 1,087  $    1,115,403
                                                   --------------
                                                   $    8,145,343
                                                   --------------
UTILITIES -- TELEPHONE -- 0.2%
Bellsouth Corp., 6s, 2011                 $ 1,613  $    1,605,693
Verizon Pennsylvania In, 5.65s, 2011        2,250       2,161,328
                                                   --------------
                                                   $    3,767,021
                                                   --------------
    Total U.S. Bonds                               $  684,052,803
                                                   --------------
FOREIGN BONDS -- 0.8%
CANADA -- 0.3%
AT&T Canada, Inc., 0s to 2003,
  9.95s to 2008, (Telecommunications)     $   639  $      335,475
Hydro Quebec, 6.3s, 2011(Energy)            4,309       4,382,684
                                                   --------------
                                                   $    4,718,159
                                                   --------------
FRANCE -- 0.1%
France Telecom S.A., 3.613s, 2003
  (Telecommunications)##                  $ 2,151  $    2,167,341
                                                   --------------
SINGAPORE
Singapore Telecommunications,
  6.3755, 2011 (Telecommunications)##     $   797  $      795,975
Union Bank of Norway,
  7.35s, 2049 (Banks & Credit
  Cos.)##                                 $   727  $      752,140
                                                   --------------
UNITED KINGDOM -- 0.2%
Hanson PLC, 7.875s, 2010 (Building
  Products)                               $ 3,352  $    3,524,795
                                                   --------------
UNITED STATES -- 0.2%
Unicredito Italiano Capital Trust,
  (Banks & Credit Cos.)##                 $ 3,018  $    3,355,322
                                                   --------------
    Total Foreign Bonds                            $   14,517,757
                                                   --------------
    Total Bonds
     (Identified Cost, $689,393,238)               $  698,570,560
                                                   --------------
                                          SHARES
CONVERTIBLE PREFERRED STOCKS -- 0.8%
CELLULAR PHONES -- 0.3%
Motorola Inc.*                            121,400  $    5,674,236
                                                   --------------
CONTAINERS
Owens-Illinois, Inc., 4.75%                16,800  $      344,400
                                                   --------------
ENERGY -- 0.2%
Duke Energy Co. 8.00%                     118,100  $    2,997,378
                                                   --------------
PRINTING & PUBLISHING -- 0.1%
Tribune Co.                                21,000  $    1,816,500
                                                   --------------
UTILITIES -- ELECTRIC -- 0.2%
Dominion Resources, Inc. 9.50%             25,000  $    1,493,000
NiSource, Inc., 7.75%                      47,900       2,177,055
TXU Corp., 9.25%                           41,500       1,082,320
                                                   --------------
                                                   $    4,752,375
                                                   --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $16,379,477)               $   15,584,889
                                                   --------------

                                  PRINCIPAL AMOUNT
ISSUER                              (000 OMITTED)      VALUE
U.S. BONDS -- 0.4%
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Analog Devices Inc.,
  4.75s, 2005                             $ 3,400  $    3,217,250
                                                   --------------
CONGLOMERATES -- 0.1%
Loews Corp., 3.125s, 2007                 $ 3,030  $    2,583,075
                                                   --------------
RESTAURANTS & LODGING -- 0.1%
Hilton Hotels Corp., 5s, 2006             $ 2,700  $    2,399,490
                                                   --------------
    Total Convertible Bonds
     (Identified Cost, $8,155,977)                 $    8,199,815
                                                   --------------
SHORT-TERM OBLIGATIONS -- 5.9%
American Express Credit
  Corp., due 1/02/02                      $ 5,429  $    5,428,733
Citigroup, Inc., due 1/07/02                2,700       2,699,145
Edison Asset
  Securitization LLC, due
  1/02/02                                  31,999      31,997,373
Federal Home Loan Mortgage
  Corp., due 1/09/02                        9,600       9,596,160
Federal National Mortgage
  Assn., due 1/02/02 -1/18/02               5,300       5,297,786
General Electric Capital
  Corp., due 1/02/02                        8,190       8,189,586
General Motors Acceptance
  Corp., due 1/18/02                       11,100      11,086,110
Salomon Smith Barney
  Holdings, Inc., due 1/15/02 -1/16/02     14,700      14,689,331
Trident Capital Finance,
  Inc., due 1/16/02                        24,300      24,281,775
                                                   --------------
    Total Short-Term Obligations,
     at Amortized Cost                             $  113,265,999
                                                   --------------
REPURCHASE AGREEMENT -- 0.8%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $14,350,427 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                       $14,349  $   14,349,000
                                                   --------------
    Total Investments
     (Identified Cost, $1,860,697,558)             $1,899,439,578
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                             11,760,423
                                                   --------------
    Net Assets -- 100.0%                           $ 1,911,200,001
                                                   ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31,2001
UTILITIES SERIES
STOCKS -- 72.2%

                                  PRINCIPAL AMOUNT     VALUE
ISSUER                              (000 OMITTED)
U.S. STOCKS -- 56.8%
BUSINESS SERVICES -- 0.7%
Nextel Partners, Inc.*                    258,400  $    3,100,800
                                                   --------------
CELLULAR PHONES -- 1.1%
Sprint Corp. (PCS Group)*                  84,400  $    2,060,204
Western Wireless Corp.*                   106,700       3,014,275
                                                   --------------
                                                   $   5,074,479
                                                   --------------
ELECTRONICS -- 0.3%
General Motors Corp."H"*                   77,800  $    1,202,010
                                                   --------------
ENERGY -- 6.1%
Energy East Corp.                         316,500  $    6,010,335
Equitable Resources, Inc.                 272,800       9,294,296
NRG Energy, Inc.*                         423,900       6,570,450
TXU Corp.                                 153,800       7,251,670
                                                   --------------
                                                   $   29,126,751
                                                   --------------
ENTERTAINMENT -- 3.5%
AOL Time Warner, Inc.*                    156,100  $    5,010,810
Cablevision Systems Corp."A"*              45,800       2,173,210
Viacom, Inc., "B"*                        214,800       9,483,420
                                                   --------------
                                                   $   16,667,440
                                                   --------------
MEDIA -- CABLE -- 2.3%
Charter Communications, Inc.*             670,100  $   11,009,743
                                                   --------------
NATURAL GAS -- PIPELINE -- 2.1%
Kinder Morgan Management LLC              258,404  $    9,793,512
                                                   --------------
OILS -- 1.8%
Anadarko Petroleum Corp.                   49,500  $    2,814,075
Apache Corp.                               90,190       4,498,677
Devon Energy Corp.                         36,450       1,408,793
                                                   --------------
                                                   $    8,721,545
                                                   --------------
TELECOMMUNICATIONS -- 5.8%
Adelphia Communications Corp., "A"*        51,000  $    1,590,180
AT&T Corp.                                 56,600       1,026,724
BellSouth Corp.                           105,600       4,028,640
Cox Communications, Inc.*                  98,300       4,119,753
Insight Communications, Inc.*               8,700         210,192
Qwest Communications International, Inc.  441,500       6,238,395
SBC Communications, Inc.                   77,757       3,045,742
Verizon Communications, Inc.              155,150       7,363,419
Winstar Communications, Inc.*             153,150           2,603
                                                   --------------
                                                   $   27,625,648
                                                   --------------
TELECOM -- WIRELESS -- 2.4%
AT&T Wireless Services, Inc.*             799,160  $   11,483,929
                                                   --------------
TELECOM -- WIRELINE -- 0.7%
EchoStar Communications Corp.*            126,100  $    3,463,967
                                                   --------------
UTILITIES -- ELECTRIC -- 18.2%
AES Corp.*                                547,300  $    8,948,355
Allegheny Energy, Inc.                     53,300       1,930,526
Atmos Energy Corp.                        251,500       5,344,375
Calpine Corp.*                            416,300       6,989,677
Duke Energy Corp.                         148,700       5,837,962
Entergy Corp.                             265,700      10,391,527
FirstEnergy Corp.                         304,100      10,637,418
Keyspan Corp.                             295,600      10,242,540
Mirant Corp.*                             235,000       3,764,700
Pinnacle West Capital Corp.               207,300       8,675,505
PPL Corp.                                 217,900       7,593,815
Public Service Enterprise Group           151,300       6,383,347
                                                   --------------
                                                   $   86,739,747
                                                   --------------
UTILITIES -- GAS -- 11.8%
Dynegy, Inc.                              483,160  $   12,320,580
El Paso Corp.                             333,138      14,861,286
Energen Corp.                             201,400       4,964,510
Kinder Morgan, Inc.                       179,200       9,979,648
MDU Resources Group, Inc.                 214,000  $    6,024,100
Williams Cos., Inc.                       304,500       7,770,840
                                                   --------------
                                                   $   55,920,964
                                                   --------------
    Total U.S. Stocks                              $  269,930,535
                                                   --------------
FOREIGN STOCKS -- 15.4%
CANADA -- 1.3%
BCE, Inc. (Telecommunications)            257,600  $    5,873,280
                                                   --------------
CHINA -- 1.3%
China (Hong Kong) Mobile Ltd.
  (Telecommunications)*                 1,550,500  $    5,458,247
China (Hong Kong) Mobile Ltd., ADR
  (Telecommunications)*                    32,400         566,352
                                                   --------------
                                                   $    6,024,599
                                                   --------------
FRANCE -- 1.0%
Vivendi Environnement (Utilities--Water)  145,800  $    4,860,337
                                                   --------------
ISRAEL -- 1.1%
Partner Communications
  Co. Ltd., ADR (Cellular Phones)*        776,450  $    5,318,683
                                                   --------------
ITALY -- 0.3% Snam Rete Gas S.A.
  (Natural Gas-Pipeline)*                 425,730  $    1,125,206
                                                   --------------
NETHERLANDS -- 0.9% Completel Europe N.V.
  (Telecommunications), ##                 36,880  $       34,704
KPN N.V. (Telecommunications)*            363,330       1,846,199
Libertel N.V. (Cellular Phones)*          272,100       2,501,324
                                                   --------------
                                                   $    4,382,227
                                                   --------------
PORTUGAL -- 0.4% Portugal Telecom S.A.
  (Telecommunications)                    242,800  $    1,890,592
                                                   --------------
SOUTH KOREA -- 0.8%
Korea Telecom Corp., ADR
  (Telecommunications)*                   195,310  $    3,970,652
                                                   --------------
SPAIN -- 4.2%
Gas Natural SDG S.A. (Gas)                189,400  $    3,151,829
Iberdrola S.A. (Utilities-Electric)       393,200       5,115,664
Telefonica de Espana S.A., ADR
  (Telecommunications)                    205,890       8,252,071
Union Electrica Fenosa S.A.
  (Utilities-Electric)                    222,200       3,594,836
                                                   --------------
                                                   $   20,114,400
                                                   --------------
UNITED KINGDOM -- 4.1%

Lattice Group (Gas)                     1,396,800  $    3,167,191
National Grid Group
  (Telecommunications)                    966,300       6,011,337
Vodafone Group PLC
  (Telecommunications)                  3,979,860      10,398,053
                                                   --------------
                                                   $   19,576,581
                                                   --------------
    Total Foreign Stocks                           $   73,136,557
                                                   --------------
    Total Stocks
     (Identified Cost, $388,110,629)               $  343,067,092
                                                   --------------
BONDS -- 13.1%
                                 PRINCIPAL AMOUNT    VALUE
ISSUER                             (000 OMITTED)
U.S. BONDS -- 12.9%
AEROSPACE -- 0.1%

Northrop Grumman Corp., 7.125s, 2011    $     119  $      124,229
Northrop Grumman Corp., 7.75s, 2031           222         238,881
                                                   --------------
                                                   $      363,110
                                                   --------------

                                       42

ISSUER                                  SHARES         VALUE
BANKS & CREDIT COS. -- 0.2%
Beaver Valley Funding
  Corp. II, 9s, 2017                     $     16    $     17,600
GS Escrow Corp., 7s, 2003                     486         492,046
Midamerican Funding
  LLC, 6.927s, 2029                           280         267,093
Midland Funding Corp.,
  10.33s, 2002                                176         178,306
                                                   --------------
                                                     $    955,045
                                                   --------------
BUILDING
American Standard, Inc., 7.375s, 2008    $    170    $    170,000
                                                   --------------
CORPORATE ASSET-BACKED -- 0.3%
PSE&G Power LLC, 7.75s,
  2011                                   $    446    $    467,393
PSE&G Transition Funding
  LLC, 5.74s, 2007                            865         898,984
                                                   --------------
                                                     $  1,366,377
                                                   --------------
DEFENSE ELECTRONICS -- 0.2%
Raytheon Co., 7.9s, 2003                 $    831    $    870,448
                                                   --------------
ENERGY -- 0.1%
NRG South Central Generating
  LLC, 8.962s, 2016                      $     13    $     13,077
PSE&G Transitions Funding
  LLC, 5.98s, 2008                            340         353,276
                                                   --------------
                                                     $    366,353
                                                   --------------
ENERGY -- INTEGRATED -- 0.2%
Amerada Hess Corp., 6.65s, 2011          $    773    $    773,417
                                                   --------------
FINANCIAL INSTITUTIONS-- 0.5%
Countrywide Home Loan,
  Inc., 6.85s, 2004                      $    847    $    890,425
Ford Motor Credit Co.,
  7.25s, 2011                               1,141       1,111,243
Salton Sea Funding Corp.,
  7.84s, 2010                                 500         452,790
                                                   --------------
                                                     $  2,454,458
                                                   --------------
FINANCIAL SERVICES -- 0.3%
Sprint Capital Corp., 7.625s, 2011       $    671    $    704,783
Sprint Capital Corp., 6.9s, 2019            1,015         949,350
                                                   --------------
                                                     $  1,654,133
                                                   --------------
HOUSING-- 0.2%
Vanderbilt Mortgage &
  Finance, Inc., 5.17s, 2014             $    789    $    792,386
                                                   --------------
MEDIA-- CABLE-- 0.2%
Comcast Cable Commerce,
  Inc., 6.875s, 2009                     $    731    $    738,928
                                                   --------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES-- 0.3%
HCA Healthcare Co.,
  7.125s, 2006                           $    424    $    430,360
HCA Healthcare Co.,
  7.875s, 2011                                519         534,570
Tenet Healthcare Corp.,
  6.875s, 2031 ##                             476         438,047
                                                   --------------
                                                     $  1,402,977
                                                   --------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy
  Partners LP, 6.75s, 2011               $    982    $    985,800
                                                   --------------
POLLUTION CONTROL -- 0.3%
USA Waste Services, Inc., 7s, 2028       $    664    $    620,581
WMX Technologies, Inc., 6.375s, 2003          676         700,471
                                                   --------------
                                                     $  1,321,052
                                                   --------------
TELECOMMUNICATIONS -- 0.3%
Bellsouth Corp., 6s, 2011                $    817    $    813,299
Telecomunicaciones de
  Puerto Rico, Inc., 6.65s, 2006               72          72,051
Telecomunicaciones de
  Puerto Rico, Inc., 6.8s, 2009               175         167,838
TXU Eastern Funding Co., 6.75s, 2009          362         358,135
                                                   --------------
                                                     $  1,411,323
                                                   --------------
TELECOM -- WIRELESS
AT&T Wireless Services, Inc., 7.35s,
  2006                                   $    213    $    224,753
                                                   --------------
TELECOM -- WIRELINE -- 0.1%
Citizens Communications Co., 8.5s, 2006  $    552    $    586,147
Echostar DBS Corp., 9.125s, 2009              119         119,297
                                                   --------------
                                                     $    705,444
                                                   --------------
U.S. GOVERNMENT AGENCIES -- 3.3%

Federal National Mortgage
  Assn., 5.75s, 2008                     $  9,531    $  9,803,491
Federal National Mortgage
  Assn., 6s, 2016                           1,384       1,390,206
Federal National Mortgage
  Assn., 6.5s, 2031                         2,486       2,488,829
Government National Mortgage
  Assn., 7s, 2027                             285         291,237
Government National Mortgage
  Assn., 7.5s, 2025                           884         915,738
Government National Mortgage
  Assn., 8s, 2025                             573         600,649
                                                   --------------
                                                     $ 15,490,150
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 4.2%
U.S. Treasury Bonds, 0s, 2023            $ 11,624    $  3,314,700
U.S. Treasury Bonds, 5.375s, 2031             638         628,730
U.S. Treasury Notes, 4.625s, 2006          10,908      11,056,240
U.S. Treasury Notes, 3.375s, 2007             481         482,417
U.S. Treasury Notes, 5s, 2011               4,343       4,329,406
                                                   --------------
                                                     $ 19,811,493
                                                   --------------
UTILITIES -- ELECTRIC -- 1.3%
Allegheny Energy Supply
  Co. LLC, 7.8s, 2011 ##                 $    800    $    787,400
DTE Energy Co., 6.45s, 2006                 1,693       1,736,273
Firstenegy Corp., 5.5s, 2006                  425         418,043
Niagara Mohawk Power
  Corp., 7.75s, 2006                          565         610,946
Niagara Mohawk Power
  Corp., 8.77s, 2018                          351         368,817
NSTAR Co., 8s, 2010                           557         598,418
Progress Energy, Inc.,
  6.75s, 2006                               1,195       1,241,963
Progress Energy, Inc.,
  7.1s, 2011                                  404         419,328
                                                   --------------
                                                     $  6,181,188
                                                   --------------
UTILITIES -- GAS -- 0.6%
Dynegy Holdings, Inc., 6.875s, 2011      $    471    $    396,187
NiSource Finance Corp., 7.625s, 2005        2,591       2,685,934
                                                   --------------
                                                     $  3,082,121
                                                   --------------
    Total U.S. Bonds                                 $ 61,120,956
                                                   --------------
FOREIGN BONDS -- 0.2%
MEXICO -- 0.1%
Petroleos Mexicanos, 9.5s,
  2027 (Oils)                            $    150    $    156,750
United Mexican States,
  8.375s, 2011                                382         395,370
                                                   --------------
                                                     $    552,120
                                                   --------------

                                       43

                                  PRINCIPAL AMOUNT
ISSUER                             (000  OMITTED)      VALUE

NETHERLANDS
Completel Europe N.V., 0s
  to 2004, 14s to 2009
  (Telecommunications)                   $    744    $    133,920
                                                   --------------
UNITED KINGDOM -- 0.1%
British Sky Broadcasting
  Group, 7.3s, 2006
  (Broadcasting & Advertising)           $    469    $    479,140
                                                   --------------
    Total Foreign Bonds                              $  1,165,180
                                                   --------------
    Total Bonds (Identified Cost,                    $ 62,286,136
      $62,160,650)                                 --------------
CONVERTIBLE PREFERRED STOCKS -- 5.2%
                                          SHARES
U.S. STOCKS -- 5.2%
ENERGY -- 0.2%
NRG Energy, Inc., 6.5%                     38,600    $    678,974
                                                   --------------
ENERGY -- INTEGRATED -- 0.8%
PPL Capital Funding Trust I, 7.75%        196,700    $  3,865,155
                                                   --------------
MEDIA -- CABLE -- 0.8%
Equity Security Trust I, 6.5%              68,100    $  3,030,450
Equity Security Trust II, 6.25%            40,900         961,968
                                                   --------------
                                                     $  3,992,418
                                                   --------------
OILS -- 0.9%
El Paso CGP Co., 6.625%                   139,500    $  4,394,250
                                                   --------------
TELECOMMUNICATIONS -- 0.6%
Cox Communications, Inc., 7.75%            46,900    $  2,722,545
                                                   --------------
UTILITIES -- ELECTRIC -- 1.9%
AES Trust III, 6.75%                       70,200    $  2,428,920
AES Trust VII, 6.00% ##                    48,600       1,439,775
Cinergy Corp., 9.5%                        77,900       4,300,080
TXU Corp., 8.75%                           18,400         952,016
                                                   --------------
                                                     $  9,120,791
                                                   --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $26,167,341)                 $ 24,774,133
                                                   --------------
CONVERTIBLE BONDS -- 4.8%
                                  PRINCIPAL AMOUNT
                                    (000 OMITTED)
U.S. BONDS -- 4.8%
ADVERTISING & BROADCASTING -- 0.5%
Liberty Media Corp., 3.25s, 2031        $   2,490    $  2,437,088
                                                   --------------
FINANCIAL INSTITUTIONS -- 1.7%
ADT Operations, Inc., 6.5s, 2010        $   2,498    $  8,093,520
                                                   --------------
MEDIA-- CABLE-- 1.0%
Charter Communications,
  Inc., 4.75s, 2006                     $   5,090    $  4,707,741
                                                   --------------
TELECOM -- WIRELINE -- 1.6%
Adelphia Communications Corp.,
  3.25s, 2021                           $   3,306    $  3,326,662
Echostar Communications, 4.875s, 2007       4,980       4,430,208
                                                   --------------
                                                     $  7,756,870
                                                   --------------
    Total Convertible Bonds
      (Identified Cost, $21,635,503)                 $ 22,995,219
                                                   --------------
WARRANTS
                                          SHARES
FOREIGN WARRANTS
Vivendi Environment (Utilities--Water)*,
  (Identified Cost, $0)                   145,800    $     59,684
                                                   --------------

SHORT-TERM OBLIGATIONS--3.7%
                                  PRINCIPAL AMOUNT
                                    (000 OMITTED)
ISSUER
American Express Credit Corp.,
due 1/02/02                             $   2,939    $  2,938,856
Edison Asset Securitization LLC,
  due 1/02/02                              10,166      10,165,483
General Electric Capital Corp.,
  due 1/02/02                               4,432       4,431,776
                                                   --------------
    Total Short-Term Obligations,
      at Amortized Cost                              $ 17,536,115
                                                   --------------
REPURCHASE AGREEMENT-- 1.6%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $7,767,772 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost                     $   7,767    $  7,767,000
                                                   --------------
    Total Investments (Identified Cost,
      $523,377,238 )                                 $478,485,379
                                                   --------------
OTHER ASSETS,
  LESS LIABILITIES--(0.6)%                             (2,934,547)
                                                   --------------
    Net Assets-- 100.0%                              $475,550,832
                                                   ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security
** Non-income producing security-in default
## SEC Rule 144A restriction.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES-- December 31, 2001

                                                CAPITAL          EMERGING           GLOBAL            GLOBAL           MANAGED
                                             APPRECIATION         GROWTH            GROWTH      TELECOMMUNICATIONS     SECTORS
Assets:                                         SERIES            SERIES            SERIES           SERIES            SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Investments --
    Unaffiliated issuers, at identified
      cost                                 $ 1,382,884,408   $   796,424,892   $   288,284,566   $     4,068,361    $   273,075,175
    Unrealized appreciation (depreciation)     (93,907,709)       56,212,932       (11,186,935)         (512,865)       17,446,358
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total investments, at value        $ 1,288,976,699   $   852,637,824  $    277,097,631   $     3,555,496    $   290,521,533
  Cash                                                  --           212,003            99,495               911           152,948
  Investments of cash collateral for
  securities loaned, at identified cost
    and value                                           --       117,038,700        22,186,459           468,874                 --
  Foreign currency, at value (identified
    cost, $0, $2,047, $309,179, $0 and $0,
     respectively)                                      --             2,030           295,867                --                 --
  Receivable for investments sold                1,374,282         2,089,093         1,909,647                --          2,454,608
  Receivable for series shares sold.               626,691           352,511            84,127            10,375            126,981
  Interest and dividends receivable                591,647           356,923           286,514             1,233             43,289
  Receivable from investment adviser                    --                --                --            16,750                 --
  Other assets                                          --             6,606             3,158                --              4,170
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total assets                       $ 1,291,569,319   $   972,695,690   $   301,962,898   $     4,053,639    $   293,303,529
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Liabilities:
  Payable to custodian                     $           550   $            --   $            --   $            --    $            --
  Payable for investments purchased             38,879,546         4,158,651         1,129,336           527,676          5,282,026
  Payable for series shares reacquire            1,265,602           481,669           365,286            27,363            250,409
  Collateral for secuirties loaned, at
    value                                               --       117,038,700        22,186,459           468,874                 --
  Payable to affiliates--
    Management fee                                  76,988            49,655            20,562               250             18,247
    Distribution fee (Service Class)                   240               115                27                 5                 16
  Accrued expenses and other liabilities           116,417            99,298           132,409            15,373             77,285
                                           ---------------   ---------------   ---------------   ---------------    ---------------
      Total liabilities                    $    40,339,343   $   121,828,088   $    23,834,079   $     1,039,541    $     5,627,983
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Net assets                         $ 1,251,229,976   $   850,867,602   $   278,128,819   $     3,014,098    $   287,675,546
                                           ===============   ===============   ===============   ===============    ===============
Net assets consist of:
  Paid-in capital                          $ 1,763,799,275   $ 1,171,048,153   $   377,268,525   $     5,157,480    $   442,923,109
  Unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities in foreign
    currencies                                 (93,906,373)       56,214,487       (11,206,444)         (512,816)        17,446,543
  Accumulated net realized loss on
    investments and foreign currency
    transactions                              (420,256,376)     (376,395,038)      (88,525,714)       (1,630,566)      (172,694,106)
  Accumulated undistributed net investment
    income included in net assets at
    end of year                                  1,593,450                --           592,452                --                 --
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                              $ 1,251,229,976   $   850,867,602   $   278,128,819   $     3,014,098    $   287,675,546
                                           ===============   ===============   ===============   ===============    ===============
Net Assets:
  Initial Class                              1,239,046,998       844,778,548   $   276,768,741   $     2,776,221        286,916,424
  Service Clas                                  12,182,978         6,089,054         1,360,078           237,877            759,122
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                              $ 1,251,229,976       850,867,602   $   278,128,819   $     3,014,098        287,675,546
                                           ===============   ===============   ===============   ===============    ===============
Shares of beneficial interest outstanding:
  Initial Class                                 62,057,068        52,928,108        28,047,812           719,232         16,075,481
  Service Class                                    610,713           381,902           138,053            61,656             42,572
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                                   62,667,781        53,310,010        28,185,865           780,888         16,118,053
                                           ===============   ===============   ===============   ===============    ===============
Net asset value, offering price and
  redemption price per share (net assets
  DIVIDED BY shares of beneficial interest
  outstanding)
  Initial Class                            $         19.97   $         15.96   $          9.87   $          3.86    $         17.85
                                           ===============   ===============   ===============   ===============    ===============
  Service Class                            $         19.95   $         15.94   $          9.85   $          3.86    $         17.83
                                           ===============   ===============   ===============   ===============    ===============

                       See notes to financial statements.

                                       45

                                            MASSACHUSETTS        MID CAP                              TOTAL
                                           INVESTORS TRUST       GROWTH           RESEARCH            RETURN           UTILITIES
Assets:                                         SERIES           SERIES            SERIES             SERIES             SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
 Investments--
    Unaffiliated issuers, at identified
      cost                                 $ 1,776,974,585   $    91,335,823   $   848,893,127   $ 1,860,697,558    $   523,377,238
    Unrealized appreciation (depreciation).     36,984,307        (9,725,205)      (19,872,038)       38,742,020        (44,891,859)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total investments, at value        $ 1,813,958,892   $    81,610,618   $   829,021,089   $ 1,899,439,578    $   478,485,379
  Cash                                              18,749                30           154,310        13,406,975                 --
  Investments of cash collateral for
    securities loaned, at identified cost
    and value                                  103,062,884        12,707,742        46,211,344        48,247,799         25,372,422
  Foreign currency, at value (identified
    cost, $0, $0, $0, $29, and $0,
    respectively)                                       11                --                --                28                 --
  Receivable for investments sold               28,137,827           761,587         4,391,370        11,253,646          5,073,111
  Receivable for series shares sold              1,387,363           480,724           452,354         2,694,332            197,029
  Interest and dividends receivable              1,607,190            10,794           645,350        10,843,288          1,413,287
  Other assets                                      17,231                --                --            22,768              1,987
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total assets                       $ 1,948,190,147   $    95,571,495   $   880,875,817   $ 1,985,908,414    $   510,543,215
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Liabilities:
  Payable to custodian                     $            --   $            --   $            --   $            --    $       827,739
  Payable for investments purchased             23,375,676           426,774         4,701,435        25,246,119          8,213,476
  Payable for series shares reacquired           1,115,695            16,877           400,305           938,686            464,308
  Collateral for securities loaned, at
    value                                      103,062,884        12,707,742        46,211,344        48,247,799         25,372,422
  Payable to affiliates--
    Management fee                                  82,635             5,069            48,038           101,613             28,117
    Distribution fee (Service Class)                   426               141                62               764                158
  Accrued expenses and other liabilities           192,514            20,871            91,061           173,432             86,163
                                           ---------------   ---------------   ---------------   ---------------    ---------------
      Total liabilities                    $   127,829,830   $    13,177,474   $    51,452,245   $    74,708,413    $    34,992,383
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Net assets                         $ 1,820,360,317   $    82,394,021   $   829,423,572   $ 1,911,200,001    $   475,550,832
                                           ===============   ===============   ===============   ===============    ===============
Net assets consist of:
  Paid-in capital                          $ 1,989,911,434   $    99,757,199   $ 1,019,560,912   $ 1,761,881,825    $   631,768,629
  Unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities in foreign
    currencies                                  36,977,673        (9,725,205)      (19,875,087)       38,739,083        (44,890,671)
  Accumulated undistributed net realized
    gain (loss) on investments and foreign
    currency transactions                     (222,917,961)       (7,637,973)     (172,931,366)       51,071,821       (123,908,352)
  Accumulated undistributed net investment
    income                                      16,389,171                --         2,669,113        59,507,272         12,581,226
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                              $ 1,820,360,317   $    82,394,021   $   829,423,572   $ 1,911,200,001    $   475,550,832
                                           ===============   ===============   ===============   ===============    ===============
Net Assets:
  Initial Class                            $ 1,798,744,364   $    75,413,497   $   826,315,039   $ 1,872,184,978    $   467,631,807
  Service Class                                 21,615,953         6,980,524         3,108,533        39,015,023          7,919,025
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                              $ 1,820,360,317   $    82,394,021   $   829,423,572   $ 1,911,200,001    $   475,550,832
                                           ===============   ===============   ===============   ===============    ===============
Shares of beneficial interest outstanding:

  Initial Class                                 66,827,265        10,863,789        55,336,798       104,282,895         37,083,796
  Service Class                                    803,850         1,005,449           208,474         2,175,870            628,817
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total                                   67,631,115        11,869,238        55,545,272       106,458,765         37,712,613
                                           ===============   ===============   ===============   ===============    ===============
  Net asset value, offering price and
    redemption price per share (net
    assets DIVIDED BY shares of
    beneficial interest outstanding)
    Initial Class                          $         26.92   $          6.94   $         14.93   $         17.95    $         12.61
                                           ===============   ===============   ===============   ===============    ===============
    Service Class.                         $         26.89   $          6.94   $         14.91   $         17.93    $         12.59
                                           ===============   ===============   ===============   ===============    ===============
                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 2001

                                               CAPITAL        EMERGING            GLOBAL          GLOBAL          MANAGED
                                            APPRECIATION       GROWTH             GROWTH     TELECOMMUNICATIONS   SECTORS
Net Investment Income (Loss)                   SERIES          SERIES             SERIES          SERIES          SERIES
  Income --                                 --------------   --------------   --------------   --------------   --------------
    Dividends                              $    8,316,309   $    3,994,325   $    4,139,554   $        5,003   $    1,638,630
    Interest                                    4,669,736        2,377,662          378,300           14,351        1,348,196
    Income on securities loaned                        --          597,462          209,492            1,950               --
    Foreign taxes withheld                        (91,576)         (53,323)        (346,012)            (259)         (14,040)
                                           --------------   --------------   --------------   --------------   --------------
        Total investment income            $   12,894,469   $    6,916,126   $    4,381,334   $       21,045   $    2,972,786
                                           --------------   --------------   --------------   --------------   --------------
  Expenses--
    Management fee                         $   10,473,819   $    7,014,946   $    2,967,546   $       27,382   $    2,650,075
    Trustees' compensation                         51,481           40,365           11,714               44           15,885
    Distribution fee (Service Class)                4,036            2,182              574               76              352
    Administrative fee                            174,863          123,929           40,039              313           44,854
    Custodian fee                                 405,155          325,971          373,855            4,458          146,985
    Printing                                       40,705           58,697           11,733               --           50,735
    Auditing fees                                  29,870           30,170           35,470           11,500           39,516
    Legal fees                                      4,703            6,590            6,535            7,139            6,728
    Miscellaneous                                  75,827           53,455           16,796              703           49,138
                                           --------------   --------------   --------------   --------------   --------------
        Total expenses                     $   11,260,459   $    7,656,305   $    3,464,262   $       51,615   $    3,004,268
    Fees paid indirectly                          (38,290)         (79,511)         (14,568)            (562)         (33,218)
    Reduction of expenses by investment
     adviser                                           --               --               --          (16,750)              --
                                           --------------   --------------   --------------   --------------   --------------
    Net expenses                           $   11,222,169   $    7,576,794   $    3,449,694   $       34,303   $    2,971,050
                                           --------------   --------------   --------------   --------------   --------------
      Net investment income (loss)         $    1,672,300   $     (660,668)  $      931,640   $      (13,258)  $        1,736
                                           --------------   --------------   --------------   --------------   --------------

Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions:
  Realized loss (identified cost
   basis) --
    Investment transactions                $ (399,969,267)  $ (360,125,324)  $  (85,858,626)  $   (1,571,556)  $ (160,772,798)
    Foreign currency transactions                 (78,215)        (120,182)        (310,919)            (226)         (53,411)
                                           --------------   --------------   --------------   --------------   --------------
      Net realized loss on investments
       and foreign currency transactions   $ (400,047,482)  $ (360,245,506)  $  (86,169,545)  $   (1,571,782)  $ (160,826,209)
                                           --------------   --------------   --------------   --------------   --------------
  Change in unrealized appreciation
   (depreciation) --
    Investments                            $  (73,325,338)  $ (143,887,204)  $    4,838,289   $     (208,085)  $  (31,754,763)
    Translation of assets and liabilities
     in foreign currencies                         (3,485)          17,742           19,229               92            6,516
                                           --------------   --------------   --------------   --------------   --------------
      Net unrealized gain (loss) on
       investments and foreign
       currency translation                $  (73,328,823)  $ (143,869,462)  $    4,857,518   $     (207,993)  $  (31,748,247)
                                           --------------   --------------   --------------   --------------   --------------
        Net realized and unrealized
         loss on investments and
         foreign currency                  $ (473,376,305)  $ (504,114,968)  $  (81,312,027)  $   (1,779,775)  $ (192,574,456)
                                           --------------   --------------   --------------   --------------   --------------
          Decrease in net assets from
           operations                      $ (471,704,005)  $ (504,775,636)  $  (80,380,387)  $   (1,793,033)  $ (192,572,720)
                                           ==============   ==============   ==============   ==============   ==============

                       See notes to financial statements.

                                       47

                                            MASSACHUSETTS        MID CAP                              TOTAL
Net Investment Income (Loss):              INVESTORS TRUST       GROWTH           RESEARCH            RETURN           UTILITIES
Income --                                      SERIES            SERIES            SERIES             SERIES            SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Dividends                              $    24,428,421   $        75,456   $     8,865,456   $    19,056,966    $     9,922,159
    Interest                                     3,924,344           285,268         1,125,800        52,238,682          7,167,679
    Income on securities loaned                    368,301            36,320           163,484           444,929            222,146
    Foreign taxes withheld                        (348,546)               --           (83,517)         (308,020)          (107,617)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
      Total investment income              $    28,372,520   $       397,044   $    10,071,223   $    71,432,557    $    17,204,367
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Expenses --
    Management fee                         $    10,878,179   $       438,508   $     6,797,072   $    12,172,961    $     4,054,698
    Trustees' compensation                          64,264               743            34,353            52,285             17,662
    Distribution fee (Service Class)                7,713             2,431             1,071            13,570              3,038
    Administrative fee                             228,834             5,961           118,182           207,695             67,893
    Custodian fee                                  585,165            24,226           340,378           506,237            225,115
    Printing                                        76,033             1,349            51,551            56,954             20,926
    Auditing fees                                    2,670            12,000            29,670            38,970              29,970
    Interest expense                                    --                --                --             1,174                 --
    Legal fees                                       7,158             6,801             4,907             6,675              6,617
    Miscellaneous                                   78,303             2,236            47,867            71,563             22,832
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total expenses                     $    11,928,319   $       494,255   $     7,425,051   $    13,128,084    $     4,448,751
    Fees paid indirectly                           (69,096)             (967)          (56,999)          (50,778)            (7,597)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
      Net expenses                         $    11,859,223           493,288   $     7,368,052   $    13,077,306    $     4,441,154
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Net investment income (loss)       $    16,513,297   $       (96,244)  $     2,703,171   $    58,355,251    $    12,763,213
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                $  (212,594,583)  $    (7,423,192)  $  (171,600,109)  $    56,708,072    $  (122,892,871)
    Foreign currency transactions                 (115,254)              401           (33,947)          (12,341)           (19,540)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Net realized gain (loss) on investments
  and foreign currency transactions        $  (212,709,837)  $    (7,422,791)  $ (171,634,056)   $    56,695,731    $  (122,912,411)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Change in unrealized appreciation
    (depreciation) --
    Investments                            $  (166,007,153)  $    (8,401,106)  $   (90,194,335)  $  (107,177,238)   $   (49,097,794)
    Translation of assets and liabilities
      in foreign currencies                          8,758                --             9,686              (609)               118
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Net unrealized loss on investments and
      foreign currency translation         $  (165,998,395)  $    (8,401,106)  $   (90,184,649)  $  (107,177,847)   $   (49,097,676)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
      Net realized and unrealized loss on
        investments and foreign currency   $  (378,708,232)  $   (15,823,897)  $  (261,818,705)  $   (50,482,116)   $  (172,010,087)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Increase (decrease) in net assets
          from operations                  $  (362,194,935)  $   (15,920,141)  $  (259,115,534)  $     7,873,135    $  (159,246,874)
                                           ===============   ===============   ===============   ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSESTS -- Year Ended December 31, 2001

                                               CAPITAL          EMERGING           GLOBAL            GLOBAL            MANAGED
Increase (Decrease) in Net Assets:           APPRECIATION        GROWTH            GROWTH       TELECOMMUNICATIONS     SECTORS
  From Operations --                            SERIES           SERIES            SERIES            SERIES            SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net Investment Income (loss)             $     1,672,300   $      (660,668)  $       931,640   $       (13,258)   $         1,736
  Net realized loss on investments and
    foreign currency transactions             (400,047,482)     (360,245,506)      (86,169,545)       (1,571,782)      (160,826,209)
  Net unrealized gain (loss) on investments
    and foreign currency translation           (73,328,823)     (143,869,462)        4,857,518          (207,993)       (31,748,247)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Decrease in net assets from operations.$  (471,704,005)  $  (504,775,636)  $   (80,380,387)  $    (1,793,033)   $  (192,572,720)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Distributions declared to shareholders --
  From net investment income
    (Initial Class)                             (5,201,986)  $            --   $    (2,335,694)  $        (1,648)                --
  From net realized gain on investments and
    foreign currency transactions (Initial
    Class)                                    (535,013,610)     (169,524,021)     (116,250,882)               --        (53,990,639)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Initial Class)               (20,287,664)      (16,269,840)       (2,197,210)               --        (11,921,580)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total distributions declared to
          shareholders                     $  (560,503,260)  $  (185,793,861)  $  (120,783,786)  $        (1,648)   $   (65,912,219)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Net increase (decrease) in net assets from
  series share transactions                $   470,371,303   $   119,684,179   $    66,746,259   $    (3,261,390)   $   (13,425,095)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
        Total increase (decrease) in net
          assets                           $  (561,835,962)  $  (570,885,318)  $  (134,417,914)  $     1,466,709    $  (271,910,034)
Net Assets --
  At beginning of year                       1,813,065,938     1,421,752,920       412,546,733         1,547,389        559,585,580
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  At end of year                           $ 1,251,229,976   $   850,867,602   $   278,128,819   $     3,014,098    $   287,675,546
                                           ===============   ===============   ===============   ===============    ===============
Accumulated undistributed net investment
  income included in net assets
  at end of year                           $     1,593,450   $            --   $       592,452   $            --    $            --
                                           ===============   ===============   ===============   ===============    ===============

                                            MASSACHUSETTS
Increase (Decrease) in Net Assets:           INVESTORS           MID CAP           RESEARCH        TOTAL RETURN        UTILITIES
From Operations --                          TRUST SERIES      GROWTH SERIES         SERIES           SERIES              SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net investment income (loss)             $    16,513,297   $       (96,244)  $     2,703,171   $    58,355,251    $    12,763,213
  Net realized gain (loss) on investments
    and foreign currency transactions         (212,709,837)       (7,422,791)     (171,634,056)       56,695,731       (122,912,411)
  Net unrealized loss on investments and
    foreign currency translation              (165,998,395)       (8,401,106)      (90,184,649)(     107,177,847)       (49,097,676)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Increase (decrease) in net assets from
      operations                           $  (362,194,935)  $   (15,920,141)  $  (259,115,534)  $     7,873,135    $  (159,246,874)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Distributions declared to shareholders --
    From net investment income
      (Initial Class)                      $   (15,963,699)  $       (38,673)  $      (286,699)  $   (63,077,551)   $   (21,493,423)
    From net realized gain on investments
      and foreign currency transactions
      (Initial Class)                         (163,816,065)           (7,292)     (208,024,500)     (113,922,156)       (58,015,200)
    In excess of net realized gain on
      investments and foreign currency
      transactions (Initial Class)             (10,324,847)         (214,838)       (1,331,310)               --           (819,317)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total distributions declared to
         shareholders                      $  (190,104,611)  $      (260,803)  $  (209,642,509)  $  (176,999,707)   $   (80,327,940)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Net increase (decrease) in net assets from
  series share transactions                $   109,124,483   $    72,018,579   $    88,254,509   $   238,740,776    $    92,561,396
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total increase (decrease) in net
         assets                            $  (443,175,063)  $    55,837,635   $  (380,503,534)  $    69,614,204    $  (147,013,418)
Net Assets --
  At beginning of period                     2,263,535,380        26,556,386     1,209,927,106     1,841,585,797        622,564,250
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  At end of period                         $ 1,820,360,317   $    82,394,021   $   829,423,572   $ 1,911,200,001    $   475,550,832
                                           ===============   ===============   ===============   ===============    ===============
Accumulated undistributed net investment
  income included in net assets
  at end of period                         $    16,389,171   $            --   $     2,669,113   $    59,507,272    $    12,581,226
                                           ===============   ===============   ===============   ===============    ===============

                       See notes to financial statements.

                                       49

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSESTS -- Year Ended December 31, 2000

                                               CAPITAL          EMERGING           GLOBAL            GLOBAL            MANAGED
Increase (Decrease) in Net Assets:           APPRECIATION        GROWTH            GROWTH       TELECOMMUNICATIONS     SECTORS
From Operations --                             SERIES           SERIES            SERIES            SERIES            SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net investment income (loss)             $     5,135,031   $      (596,170)  $     2,725,741   $         1,619    $      (195,635)
  Net realized gain (loss) on investments
    and foreign currency transactions          537,493,486       174,020,670       117,445,681           (58,986)        57,330,659
  Net unrealized loss on investments and
    foreign currency translation              (776,036,678)     (501,114,135)     (183,070,226)         (304,823)      (210,648,669)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Decrease in net assets from operations.$  (233,408,161)  $  (327,689,635)  $   (62,898,804)  $      (362,190)   $  (153,513,645)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Distributions declared to shareholders --
  From net investment income               $            --   $            --   $      (192,135)  $            --    $            --
  From net realized gain on investments and
    foreign currency transactions             (265,909,302)     (144,089,835)      (68,467,541)               --       (125,717,601)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total distributions declared to
         shareholders                      $  (265,909,302)  $  (144,089,835)  $   (68,659,676)  $            --    $  (125,717,601)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net increase in net assets from series
    share transactions                     $   190,808,887   $   449,322,723   $    92,352,315   $     1,909,579    $   153,009,267
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total increase (decrease) in net
         assets                            $  (308,508,576)  $   (22,456,747)  $   (39,206,165)  $     1,547,389    $  (126,221,979)
Net Assets --
  At beginning of period                     2,121,574,514     1,444,209,667       451,752,898                --        685,807,559
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  At end of period                         $ 1,813,065,938   $ 1,421,752,920   $   412,546,733   $     1,547,389    $   559,585,580
                                           ===============   ===============   ===============   ===============    ===============
Accumulated undistributed net investment
  income included in net assets
  at end of period                         $     5,201,906   $            --   $     2,302,063   $         1,642    $            --
                                           ===============   ===============   ===============   ===============    ===============

                                            MASSACHUSETTS
Increase (Decrease) in Net Assets:           INVESTORS           MID CAP           RESEARCH        TOTAL RETURN        UTILITIES
From Operations --                          TRUST SERIES      GROWTH SERIES         SERIES           SERIES              SERIES
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net investment income                    $    16,208,049   $        38,644   $       379,860   $    63,038,577    $    21,426,028
  Net realized gain on investments and
    foreign currency transactions              165,001,068             7,292       209,644,790       112,975,883        (58,015,200)
  Net unrealized gain (loss) on investments
    and foreign currency translation          (182,432,398)       (1,324,099)     (263,286,341)       91,629,699        (50,790,965)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
    Increase (decrease) in net assets from
      operations                           $    (1,223,281)  $    (1,278,163)  $   (53,261,691)  $   267,644,159    $    29,466,966
                                           ---------------   ---------------   ---------------   ---------------    ---------------
Distributions declared to shareholders --
  From net investment income               $   (16,232,770)  $            --   $    (1,217,253)  $   (63,884,528)   $    (5,735,130)
  From net realized gain on investments and
    foreign currency transactions             (145,331,881)               --      (132,063,019)     (109,493,705)       (42,384,961)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total distributions declared to
         shareholders                      $  (161,564,651)  $            --   $  (133,280,272)  $  (173,378,233)   $   (48,120,091)
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  Net increase (decrease) in net assets
    from series share transactions         $   190,540,135   $    27,834,549   $   151,038,327   $  (132,625,703)   $   232,316,503
                                           ---------------   ---------------   ---------------   ---------------    ---------------
       Total increase (decrease) in net
         assets                            $    27,752,203   $    26,556,386   $   (35,503,636)  $   (38,359,777)   $   213,663,378
Net Assets --
  At beginning of period                     2,235,783,177                --     1,245,430,742     1,879,945,574        408,900,872
                                           ---------------   ---------------   ---------------   ---------------    ---------------
  At end of period                         $ 2,263,535,380   $    26,556,386   $ 1,209,927,106   $ 1,841,585,797    $   622,564,250
                                           ===============   ===============   ===============   ===============    ===============
Accumulated undistributed net investment
  income included in net assets
  at end of period                         $    15,956,296   $        38,644   $       286,641   $    63,151,647    $    21,365,108
                                           ===============   ===============   ===============   ===============    ===============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                      Capital Appreciation Series
                                           -------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                           --------------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2001              2000               1999             1998               1997
                                           ---------------   ---------------   ---------------   ---------------    -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $         41.55   $         54.12   $         45.93   $         40.14    $       35.83
                                           ---------------   ---------------   ---------------   ---------------    -------------
Income from investment operations# --
  Net investment income (loss)             $          0.03   $          0.12   $         (0.07)  $         (0.10)   $       (0.04)
  Net realized and unrealized gain (loss)
    on investments and foreign currency              (8.84)            (5.73)            13.53             11.04             7.87
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total from investment operations    $         (8.81)  $         (5.61)  $         13.46   $         10.94    $        7.83
                                           ---------------   ---------------   ---------------   ---------------    -------------
Less distributions declared to
  shareholders --
  From net investment income               $         (0.12)  $            --   $            --   $            --    $          --
  From net realized gain on investments
    and foreign currency transactions               (12.19)            (6.96)            (5.27)            (5.15)           (3.52)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.46)               --                --                --               --
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total distributions declared to
         shareholders                      $        (12.77)  $         (6.96)  $         (5.27)  $         (5.15)   $       (3.52)
                                           ---------------   ---------------   ---------------   ---------------    -------------
Net asset value -- end of period           $         19.97   $         41.55   $         54.12   $         45.93    $       40.14
                                           ===============   ===============   ===============   ===============    =============
Total return++                                      (25.33)%          (11.42)%           32.64%            28.70%           23.14%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                          0.78%             0.75%             0.76%             0.77%            0.78%
  Net investment income (loss)                        0.12%             0.12%            (0.15)%           (0.23)%          (0.10)%
Portfolio turnover                                     119%              141%               89%               79%              68%
Net assets at end of period (000 Omitted)  $     1,239,047   $     1,813,066   $     2,121,575   $     1,725,155    $   1,326,240

                                                                         CAPITAL APPRECIATION SERIES
                                                                         ---------------------------
                                                                                PERIOD ENDED
SERVICE CLASS SHARES                                                         DECEMBER 31, 2001*
                                                                             ------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                         $         20.45
                                                                               ---------------
Income from investment operations# --
  Net investment loss                                                          $         (0.02)
  Net realized and unrealized loss on investments and foreign currency                   (0.48)
                                                                               ---------------
       Total from investment operations                                        $         (0.50)
                                                                               ---------------
Net asset value -- end of period                                               $         19.95
                                                                               ===============
Total return++                                                                           (2.40)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.03%+
  Net investment loss                                                                    (0.35)%+
Portfolio turnover                                                                         119%
Net assets at end of period (000 Omitted)                                      $        12,183

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada
   (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS


                                                                            EMERGING GROWTH SERIES
                                           --------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2001              2000               1999             1998               1997
                                           ---------------   ---------------   ---------------   ---------------    -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $         29.32   $         40.28   $         23.28   $         18.00    $       14.83
                                           ---------------   ---------------   ---------------   ---------------    -------------
Income (loss) from investment operations# --
  Net investment loss                      $         (0.01)  $         (0.01)  $         (0.04)  $         (0.05)   $       (0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency              (9.51)            (7.22)            17.43              6.04             3.30
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total from investment operations    $         (9.52)  $         (7.23)  $         17.39   $          5.99    $        3.24
                                           ---------------   ---------------   ---------------   ---------------    -------------
Less distributions declared to shareholders
  From net investment income               $            --   $            --   $            --   $            --    $       (0.01)
  From net realized gain on investments and
    foreign currency transactions                    (3.50)            (3.73)            (0.39)            (0.71)           (0.06)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.34)               --                --                --               --
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total distributions declared to
         shareholders                      $         (3.84)  $         (3.73)  $         (0.39)  $         (0.71)   $       (0.07)
                                           ---------------   ---------------   ---------------   ---------------    -------------
Net asset value -- end of period           $         15.96   $         29.32   $         40.28   $         23.28    $       18.00
                                           ===============   ===============   ===============   ===============    =============
Total return++                                      (34.57)%          (19.11)%           75.81%            33.88%           21.93%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                          0.76%             0.74%             0.75%             0.78%            0.81%
  Net investment loss                                (0.07)%           (0.04)%           (0.17)%           (0.27)%          (0.33)%
Portfolio turnover                                     230%              201%              166%               80%             109%
Net assets, at end of period (000 Omitted) $       844,779   $     1,421,753   $     1,444,210   $       736,251    $     457,351


                                                                           EMERGING GROWTH SERIES
                                                                        ---------------------------
                                                                                 PERIOD ENDED
SERVICE CLASS SHARES                                                          DECEMBER 31, 2001*
                                                                              ------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                         $         16.32
                                                                               ---------------
Income (loss) from investment operations# --
  Net investment loss                                                          $         (0.03)
  Net realized and unrealized loss on investments and foreign currency                   (0.35)
                                                                               ---------------
       Total from investment operations                                        $         (0.38)
                                                                               ---------------
Net asset value -- end of period                                               $         15.94
                                                                               ===============
Total return++                                                                           (2.33)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.01%+
  Net investment loss                                                                    (0.48)%+
Portfolio turnover                                                                         230%
Net assets at end of period (000 Omitted)                                      $         6,089

  *For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS


                                                                             GLOBAL GROWTH SERIES
                                           --------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2001              2000               1999             1998               1997
                                           ---------------   ---------------   ---------------   ---------------    -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value-- beginning of period      $         18.47   $         25.16   $         15.66   $         14.68    $       13.03
                                           ---------------   ---------------   ---------------   ---------------    -------------
Income from investment operations# --
  Net investment Income Section --         $          0.03   $          0.13   $          0.03   $          0.05    $        0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency              (2.97)            (3.15)            10.15              2.10             1.92
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total from investment operations    $         (2.94)  $         (3.02)  $         10.18   $          2.14    $        1.97
                                           ---------------   ---------------   ---------------   ---------------    -------------
Less distributions declared to
  shareholders --
  From net investment income               $         (0.11)  $         (0.01)  $         (0.04)  $         (0.06)   $       (0.06)
  From net realized gain on investments and
    foreign currency transactions                    (5.45)            (3.66)            (0.64)            (1.12)           (0.26)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     (0.10)               --                --                --               --
                                           ---------------   ---------------   ---------------   ---------------    -------------
       Total distributions declared to
         shareholders                      $         (5.66)  $         (3.67)  $         (0.67)  $         (1.17)   $       (0.32)
                                           ---------------   ---------------   ---------------   ---------------    -------------
Net asset value -- end of period           $          9.87   $         18.47   $         25.16   $         15.66    $       14.68
                                           ===============   ===============   ===============   ===============    =============
Total return++                                      (19.64)%          (13.15)%           67.25%            14.61%           15.32%
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                          1.05%             1.04%             1.04%             1.01%            1.02%
  Net investment Income Section                       0.28%             0.60%             0.16%             0.31%            0.31%
Portfolio turnover                                     113%              173%              163%               92%             105%
Net assets, at end of period (000 Omitted) $       276,769   $       412,547   $       451,753   $       277,519    $     252,402


                                                                             GLOBAL GROWTH SERIES
                                                                           -----------------------
                                                                                PERIOD ENDED
                                              SERVICE CLASS SHARES            DECEMBER 31, 2001*
                                                                              ------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                         $         10.14
                                                                               ---------------
Income from investment operations# --
  Net investment loss Section                                                  $         (0.01)
  Net realized and unrealized loss on investments and foreign currency                   (0.28)
                                                                               ---------------
       Total from investment operations                                        $         (0.29)
                                                                               ---------------
Net asset value -- end of period                                               $          9.85
                                                                               ===============
Total return++                                                                           (2.86)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.30%+
  Net investment loss Section                                                            (0.39)%+
Portfolio turnover                                                                         113%
Net assets at end of period (000 Omitted)                                      $         1,360

      * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
      + Annualized.
     ++ Not annualized.
      # Per share data is based on average shares outstanding.
     ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
     ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
Section As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                             GLOBAL TELECOMMUNICATION SERIES
                                            ---------------------------------
                                              YEAR ENDED         PERIOD ENDED
                                             DECEMBER 31,        DECEMBER 31,
INITIAL CLASS SHARES                             2001                2000*
                                           ---------------     ---------------
Per share data (for a share outstanding
  throughout each period):                 $          6.60     $         10.00
                                           ---------------     ---------------
Net asset value -- beginning of period
Income from investment operations# --
  Net investment income (loss) Section.    $         (0.02)    $          0.02
  Net realized and unrealized loss on
    investments and foreign currency                 (2.72)              (3.42)
                                           ---------------     ---------------
       Total from investment operations    $         (2.74)    $         (3.40)
                                           ---------------     ---------------
Less distributions declared to shareholders
    From net investment income             $         (0.00)+++ $            --
                                           ---------------     ---------------
Net asset value-- end of period            $          3.86     $          6.60
                                           ===============     ===============
Total return++                                      (41.57)%            (33.90)%++
Ratios (to average net assets)/Supplemental
  datas Section.:
  Expenses##                                          1.27%               1.28%
  Net investment income (loss)                       (0.48)%              0.59%+
Portfolio turnover                                      93%                 33%
Net assets at end of period (000 Omitted)  $         2,776     $         1,547

Section The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                      $         (0.05)    $         (0.19)
  Ratios (to average net assets):
    Expenses##                                        1.88%               8.50%+
    Net investment loss                              (1.09)%             (6.63)%+

                                                                      GLOBAL TELECOMMUNICATION SERIES
                                                                      -------------------------------
                                                                                PERIOD ENDED
SERVICE CLASS SHARES                                                          DECEMBER 31, 2001**
                                                                              -------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                          $         4.07
                                                                                --------------
Income from investment operations# --
  Net investment lossss.                                                        $        (0.01)
  Net realized and unrealized loss on investments and foreign currency                   (0.20)
                                                                                --------------
       Total from investment operations                                         $        (0.21)
                                                                                --------------
Net asset value -- end of period                                                $         3.86
                                                                                ==============
Total return++                                                                           (5.16)%++
Ratios (to average net assets)/Supplemental
  data Section
  Expenses##                                                                              1.52%+
  Net investment loss                                                                    (0.82)%+
Portfolio turnover                                                                          93%
Net assets at end of period (000 Omitted)                                       $          238

Section The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee and distribution and service fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                           $        (0.02)
  Ratios (to average net assets):
    Expenses##                                                                            2.13%+
    Net investment loss                                                                  (1.43)%+

      * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
     ** For the period from the inception of the Service Class shares,
        August 24, 2001, through December 31, 2001.
      + Annualized.
     ++ Not annualized.
    +++ Per share amount was less than $(0.01).
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
     ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                         MANAGED SECTORS SERIES
                                                                     -------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                        2001         2000         1999         1998         1997
                                                                     ---------    ---------    ---------    --------     ---------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                               $   33.35    $   52.42    $   28.24    $  29.16     $   26.25
Income (loss) from investment operations# --
  Net investment income (loss)                                       $    0.00*   $   (0.01)   $    0.02    $  (0.05)    $   (0.06)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                (11.24)       (9.80)       24.16        3.70          6.23
                                                                     ---------    ---------    ---------    --------     ---------
      Total from investment operations                               $  (11.24)   $   (9.81)   $   24.18    $   3.65     $    6.17
                                                                     ---------    ---------    ---------    --------     ---------
Less distributions declared to shareholders --
  From net investment income                                         $      --    $      --    $      --    $     --     $   (0.02)
  From net realized gain on investments and foreign currency
    transactions                                                         (3.49)       (9.26)          --       (4.57)        (3.24)
  In excess of net realized gain on investments and foreign currency
    transactions                                                         (0.77)          --           --          --            --
                                                                     ---------    ---------    ---------    --------     ---------
      Total distributions declared to shareholders                   $   (4.26)   $   (9.26)   $      --    $  (4.57)    $   (3.26)
                                                                     ---------    ---------    ---------    --------     ---------
Net asset value -- end of period                                     $   17.85    $   33.35    $   52.42    $  28.24     $   29.16
                                                                     =========    =========    =========    ========     =========
Total return++                                                          (35.51)%     (20.82)%      85.62%      12.25%        25.63%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.84%        0.76%        0.79%       0.80%         0.82%
  Net investment income (loss)                                            0.00%**     (0.03)%       0.05%      (0.20)%       (0.21)%
Portfolio turnover                                                         293%         441%         415%        161%          103%
Net assets at end of year (000 omitted)                              $ 286,916    $ 559,586    $ 685,808    $364,791     $ 340,627

                                                                 Managed Sectors Series
                                                                 -----------------------
                                                                      Period Ended
                                                                  December 31, 2001***
                                                                 -----------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value-- beginning of period                                   $   18.40
                                                                        ---------
Income from investment operations# --
  Net investment loss                                                   $   (0.05)
  Net realized and unrealized loss on investments and foreign
    currency                                                                (0.52)
                                                                        ---------
      Total from investment operations                                  $   (0.57)
                                                                        ---------
Net asset value -- end of period                                        $   17.83
                                                                        =========
Total return++                                                              (3.10)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 1.09%+
  Net investment loss                                                       (0.74)%+
Portfolio turnover                                                            293%
Net assets at end of period (000 Omitted)                               $     759

  *Per share amount is less than $0.01.
 **Ratio is less than 0.01%.
***For the period from the inception of the Service  Class  shares,  August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                             MASSACHUSETTS INVESTORS TRUST SERIES
                                                             -----------------------------------------------------------------
                                                                                         DECEMBER 31
                                                             -----------------------------------------------------------------
                                                                  2001         2000          1999         1998          1997
                                                             -----------   -----------   -----------   -----------  ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period                       $     35.12   $     37.95   $     38.25   $     33.15  $    26.50
                                                             -----------   -----------   -----------   -----------  ----------
Income from investment operations# --
  Net investment income                                      $      0.25   $      0.26   $      0.30   $      0.34  $     0.37
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                           (5.49)        (0.28)         2.38          7.35        7.82
                                                             -----------   -----------   -----------   -----------  ----------
      Total from investment operations                       $     (5.24)  $     (0.02)  $      2.68   $      7.69  $     8.19
                                                             -----------   -----------   -----------   -----------  ----------
Less distributions declared to shareholders --
  From net investment income                                 $     (0.25)  $     (0.28)  $     (0.28)  $     (0.27) $    (0.29)
  From net realized gain on investments and foreign currency
    transactions                                                   (2.55)        (2.53)        (2.70)        (2.32)      (1.25)
  In excess of net realized gain on investments and foreign
    currency transactions                                          (0.16)           --            --            --          --
                                                             -----------   -----------   -----------   -----------  ----------
      Total distributions declared to shareholders           $     (2.96)  $     (2.81)  $     (2.98)  $     (2.59) $    (1.54)
                                                             -----------   -----------   -----------   -----------  ----------
Net asset value -- end of period                             $     26.92   $     35.12   $     37.95   $     38.25  $    33.15
                                                             ===========   ===========   ===========   ===========  ==========
Total return++                                                    (15.71)%        0.09%         7.18%        23.85%      31.94%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.60%         0.60%         0.59%         0.59%       0.61%
  Net investment income                                             0.84%         0.73%         0.81%         0.96%       1.23%
Portfolio turnover                                                    83%           76%           70%           61%         52%
Net assets at end of period (000 Omitted)                    $ 1,798,744   $ 2,263,535   $ 2,235,783   $ 1,852,728  $1,158,135

                                                 Massachusetts Investors Trust Series
                                                 ------------------------------------
                                                           December 31, 2001*
                                                          -------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  the period):
Net asset value -- beginning of period                       $     27.80
                                                             -----------
Income from investment operations# --
  Net investment income                                      $      0.05
  Net realized and unrealized loss on investments and
    foreign currency                                               (0.96)
                                                             -----------
      Total from investment operations                       $     (0.91)
                                                             -----------
Net asset value -- end of period                             $     26.89
                                                             ===========
Total return++                                                     (3.27)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.85%+
  Net investment income                                             0.53%+
Portfolio turnover                                                    83%
Net assets at end of period (000 Omitted)                    $    21,616

  *For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.)
   and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                              MID CAP GROWTH SERIES
                                                                                          ---------------------------
                                                                                          YEAR ENDED     PERIOD ENDED
                                                                                          DECEMBER 31,   DECEMBER 31,
                                                                                              2001           2000*
                                                                                          -----------    ------------
INITIAL CLASS SHARES
 share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                                    $     9.08     $     10.00
                                                                                          ----------     ------------
Income from investment operations# --
  Net investment income (loss) Section                                                    $    (0.01)    $      0.03
  Net realized and unrealized loss on investments and foreign currency                         (2.09)          (0.95)
                                                                                          ----------     ------------
      Total from investment operations                                                    $    (2.10)    $     (0.92)
                                                                                          ----------     ------------
Less distributions declared to shareholders --
  From net investment income                                                              $    (0.01)    $        --
  From net realized gain on investments and foreign currency transactions                      (0.00)+++          --
  In excess of net investment income                                                           (0.00)+++          --
  In excess of net realized gain on investments and foreign currency transactions              (0.03)             --
                                                                                          ----------     ------------
      Total distributions declared to shareholders                                        $    (0.04)    $        --
                                                                                          ----------     ------------
Net asset value -- end of period                                                          $     6.94     $      9.08
                                                                                          ==========     ============
Total return++                                                                                (23.24)%         (9.24)%++
Ratios (to average net assets)/Supplemental data Section :
  Expenses##                                                                                    0.84%           1.01%+
  Net investment income (loss)                                                                 (0.16)%          0.97%+
Portfolio turnover                                                                                85%             39%
Net assets at end of period (000 Omitted)                                                 $   75,413     $    26,556

Section For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                                                           --     $      0.02
  Ratios (to average net assets):
    Expenses##                                                                                    --            1.33%+
    Net investment income                                                                         --            0.65%+

                                                                                      Mid Cap Growth Series
                                                                                     -----------------------
                                                                                          Period Ended
                                                                                      December 31, 2001**
                                                                                     -----------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                    $     7.09
                                                                                          -----------
Income from investment operations# --
  Net investment loss                                                                     $    (0.01)
  Net realized and unrealized loss on investments and foreign currency                         (0.14)
                                                                                          -----------
      Total from investment operations                                                    $    (0.15)
                                                                                          -----------
Net asset value -- end of period                                                          $     6.94
                                                                                          ===========
Total return++                                                                                 (2.12)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                    1.09%+
  Net investment loss                                                                          (0.50)%+
Portfolio turnover                                                                                85%
Net assets at end of period (000 Omitted)                                                 $    6,981

  *For the period from the commencement of the series' investment operations,
   August 31, 2000, through December 31, 2000.
 **For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
+++Per share amounts less than (0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                             RESEARCH SERIES
                                                                  ---------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                     2001         2000         1999         1998          1997
                                                                  ----------   ----------   ----------    ---------     ---------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $    23.65   $    27.61   $    23.02    $   19.43     $   16.57
                                                                  ----------   ----------   ----------    ---------     ---------
Income from investment operations# --
  Net investment income                                           $     0.05   $     0.01   $     0.03    $    0.08     $    0.07
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (4.54)       (0.99)        5.37         4.44          3.32
                                                                  ----------   ----------   ----------    ---------     ---------
      Total from investment operations                            $    (4.49)  $    (0.98)  $     5.40    $    4.52     $    3.39
                                                                  ----------   ----------   ----------    ---------     ---------
Less distributions declared to shareholders --
  From net investment income                                      $    (0.01)  $    (0.03)  $    (0.07)   $   (0.05)    $   (0.04)
  From net realized gain on investments and foreign currency
    transactions                                                       (4.19)       (2.95)       (0.74)       (0.88)        (0.49)
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.03)          --           --           --           --
                                                                  ----------   ----------   ----------    ---------     ---------
      Total distributions declared to shareholders                $    (4.23)  $    (2.98)  $    (0.81)   $   (0.93)    $   (0.53)
                                                                  ----------   ----------   ----------    ---------     ---------
Net asset value -- end of period                                  $    14.93   $    23.65   $    27.61    $   23.02     $   19.43
                                                                  ==========   ==========   ==========    =========     =========
Total return++                                                        (21.40)%      (4.10)%      24.14%       23.61%        20.86%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.76%        0.74%        0.75%        0.76%        0.79%
  Net investment income                                                 0.28%        0.03%        0.14%        0.37%        0.37%
Portfolio turnover                                                        89%          95%          94%          81%          79%
Net assets at end of period (000 Omitted)                         $  826,315   $1,209,927   $1,245,431    $ 988,280     $ 670,302

                                                                        RESEARCH SERIES
                                                            -----------------------------------
                                                                         PERIOD ENDED
                                                                      DECEMBER 31, 2001*
                                                            -----------------------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value-- beginning of period                             $    15.42
                                                                  ----------
Income from investment operations#--
  Net investment income                                           $     0.01
  Net realized and unrealized loss on investments and foreign          (0.52)
    currency
      Total from investment operations                            $    (0.51)
                                                                  ----------
Net asset value-- end of period                                   $    14.91
                                                                  ==========
Total return++                                                         (3.31)%++
Ratios (to average net assets)/Supplemental data:                 ----------
  Expenses##                                                            1.01% +
  Net investment income                                                 0.17% +
Portfolio turnover                                                        89%
Net assets at end of period (000 Omitted)                         $    3,109

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            TOTAL RETURN SERIES
                                                                  ---------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                     2001         2000         1999         1998         1997
                                                                  ----------   ----------   ----------   ----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                            $    19.69   $    18.76   $    21.26   $    21.32   $     19.44
                                                                  ----------   ----------   ----------   ----------   -----------
Income from investment operations# --
  Net investment income Section                                   $     0.57   $     0.66   $     0.65   $     0.73   $      0.76
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (0.46)        2.20         0.04         1.67          3.24
                                                                  ----------   ----------   ----------   ----------   -----------
      Total from investment operations                            $     0.11   $     2.86   $     0.69   $     2.40   $      4.00
                                                                  ----------   ----------   ----------   ----------   -----------
Less distributions declared to shareholders --
  From net investment income                                      $    (0.66)  $    (0.71)  $    (0.71)  $    (0.69)  $     (0.72)
  From net realized gain on investments and foreign currency
    transactions                                                       (1.19)       (1.22)       (2.48)       (1.77)        (1.40)
                                                                  ----------   ----------   ----------   ----------   -----------
      Total distributions declared to shareholders                $    (1.85)  $    (1.93)  $    (3.19)  $    (2.46)  $     (2.12)
                                                                  ----------   ----------   ----------   ----------   -----------
Net asset value -- end of period                                  $    17.95   $    19.69   $    18.76   $    21.26   $     21.32
                                                                  ==========   ==========   ==========   ==========   ===========
Total return++                                                          0.52%       16.77%       2.84%        11.71%        21.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.70%        0.70%        0.69%        0.70%         0.71%
  Net investment income Section                                         3.13%        3.60%        3.30%        3.47%         3.72%
Portfolio turnover                                                       101%          94%         113%         116%          113%
Net assets at end of period (000 Omitted)                         $1,872,185   $1,841,586   $1,879,946   $ 1,942,111  $ 1,696,108

                                                                 TOTAL RETURN SERIES
                                                                 -------------------
                                                                     PERIOD ENDED
                                                                   DECEMBER 31, 2001*
                                                                 -------------------

SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                            $    17.94
                                                                  ----------
Income from investment operations# --
  Net investment income Sections                                  $     0.33
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.34)
                                                                  ----------
      Total from investment operations                            $    (0.01)
                                                                  ----------
Net asset value-- end of period                                  $     17.93
                                                                  ==========
Total return++                                                         (0.06)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.97%+
  Net investment income Sections                                        2.35%+
Portfolio turnover                                                       101%
Net assets at end of period (000 Omitted)                         $   39,015

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01 increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
Sections As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05 increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class Shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            UTILITIES SERIES
                                                                  ----------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                     2001          2000         1999        1998         1997
                                                                  ----------    ----------   ----------   ----------   -----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $    19.08    $    19.84   $    17.08   $    16.41   $     13.99
                                                                  ----------    ----------   ----------   ----------   -----------
Income from investment operations# Section --
  Net investment income                                           $     0.35    $     0.80   $     0.35   $     0.44   $      0.45
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (4.46)         0.49         4.52         2.30          3.69
                                                                  ----------    ----------   ----------   ----------   -----------
      Total from investment operations                            $    (4.11)   $     1.29   $     4.87   $     2.74   $      4.14
                                                                  ----------    ----------   ----------   ----------   -----------
Less distributions declared to shareholders--
  From net investment income                                      $    (0.63)   $    (0.24)  $    (0.30)  $    (0.31)  $     (0.42)
  From net realized gain on investments and foreign currency
    transactions                                                       (1.71)        (1.81)       (1.81)       (1.76)        (1.30)
  In excess of net investment income                                   (0.00)+++        --           --           --            --
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.02)           --           --           --            --
                                                                  ----------    ----------   ----------   ----------   -----------
      Total distributions declared to shareholders                $    (2.36)   $    (2.05)  $    (2.11)  $    (2.07)  $    (1.72)
                                                                  ----------    ----------   ----------   ----------   -----------
Net asset value -- end of period                                  $    12.61    $    19.08   $    19.84   $    17.08   $     16.41
                                                                  ==========    ==========   ==========   ==========   ===========
Total return++                                                        (24.34)%        7.00%       31.30%       17.54%        32.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.78%         0.80%        0.82%        0.86%         0.86%
  Net investment income Section                                         2.25%         4.11%        2.01%        2.68%         3.15%
Portfolio turnover                                                       104%          118%         139%         148%          144%
Net assets at end of period (000 Omitted)                         $  467,632    $  622,564   $  408,901   $  226,292   $   123,008

                                                               UTILITIES SERIES
                                                              -------------------
                                                                PERIOD ENDED
                                                              DECEMBER 31, 2001*
                                                              -------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                            $    14.01
                                                                  ----------
Income from investment operations# Sections --
  Net investment income Sections                                       $0.08
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.50)
                                                                  ----------
      Total from investment operations                            $    (1.42)
                                                                  ----------
Net asset value -- end of period                                  $    12.59
                                                                  ==========
Total return++                                                        (10.14)%++
Ratios (to average net assets)/Supplemental data Section
  Expenses##                                                            1.05%+
  Net investment income Sections                                        1.60%+
Portfolio turnover                                                       104%
Net assets at end of period (000 Omitted)                         $    7,919

Section As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
Sections As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
     +++ Per share amount was less than $(0.01).
       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series*, Global Health Sciences Series, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International New Discovery Series, International Investors Trust Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. Global Health Sciences Series and International New Discovery Series were not offered for sale as of December 31, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations--Equity securities listed on securities exchanges are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements--Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation--Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans--State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned and the collateral on these loans were as follows:

                                                                                             EMERGING      GLOBAL
                                                                                              GROWTH       GROWTH
                                                                                              SERIES       SERIES
--------------------------------------------------------------------------------------------------------------------
                   Value of securities loaned                                              $123,075,772  $21,200,391
                   Collateralized by:
                     U.S. Treasury securities                                                10,845,667           --
                     Cash                                                                   117,038,700   22,186,459

                                                                                               GLOBAL    MASSACHUSETTS
                                                                                      TELECOMMUNICATIONS INVESTORS TRUST
                                                                                               SERIES       SERIES
------------------------------------------------------------------------------------------------------------------------
                   Value of securities loaned                                              $   450,397   $99,536,565
                   Collateralized by:
                     Cash                                                                      468,674   103,062,884

                                                                                  MID CAP     RESEARCH   TOTAL RETURN
                                                                                  GROWTH       SERIES       SERIES
----------------------------------------------------------------------------------------------------------------------
                   Value of securities loaned                                  $12,009,283  $44,473,876  $46,145,914
                   Collateralized by:
                     Cash                                                       12,707,742   46,211,344   48,247,799

                                                                                 UTILITIES
                                                                                  SERIES
--------------------------------------------------------------------------------------------------------------------
                   Value of securities loaned                                  $ 24,291,330
                   Collateralized by:
                     Cash                                                        25,372,422

                                                                    GLOBAL GROWTH SERIES                EMERGING GROWTH SERIES
                                                         ---------------------------------------     ----------------------------
                                                                               IDENTIFIED COST               IDENTIFIED COST
ISSUER                                                             SHARES        AND VALUE          SHARES        AND VALUE
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     22,186,459      $22,186,459      117,038,700    $117,038,700

                                                         MASSACHUSETTS INVESTORS TRUST SERIES     GLOBAL TELECOMMUNICATION SERIES
                                                         ---------------------------------------  -------------------------------
                                                                               IDENTIFIED COST               IDENTIFIED COST
ISSUER                                                             SHARES       AND VALUE          SHARES        AND VALUE
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                   103,062,884    $103,062,884      468,674        $468,674

                                                                    MID CAP GROWTH SERIES            RESEARCH SERIES
                                                         --------------------------------------  --------------------------------
                                                                               IDENTIFIED COST               IDENTIFIED COST
  ISSUER                                                           SHARES         AND VALUE       SHARES        AND VALUE
---------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                     12,707,742     $12,707,742      46,211,344     $46,211,344

                                                                     TOTAL RETURN SERIES            UTILITIES SERIES
                                                          -------------------------------------   -------------------------------
                                                                               IDENTIFIED COST               IDENTIFIED COST
  ISSUER                                                           SHARES         AND VALUE       SHARES        AND VALUE
---------------------------------------------------------------------------------------------------------------------------------
  Navigator Securities Lending Prime Portfolio                    48,247,799     $48,247,799   25,372,422     $25,372,422

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME--Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY--Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statements of Operations.

                                                             CAPITAL       EMERGING       GLOBAL        GLOBAL           MANAGED
                                                          APPRECIATION      GROWTH        GROWTH  TELECOMMUNICATIONS     SECTORS
                                                             SERIES         SERIES        SERIES        SERIES           SERIES
            --------------------------------------------------------------------------------------------------------------------
            Balance credits                                 $18,490        $27,681        $ 7,884       $   324         $22,885
            Directed brokerage credits                       19,800         51,830          6,684           238          10,333
                                                            -------        -------        -------          ----         -------
            Total                                           $38,290        $79,511        $14,568          $562         $33,218
                                                            -------        -------        -------          ----         -------

                                                         MASSACHUSETTS
                                                            INVESTORS       MID CAP                      TOTAL
                                                              TRUST         GROWTH       RESEARCH        RETURN          UTILITIES
                                                             SERIES         SERIES        SERIES         SERIES          SERIES
            ----------------------------------------------------------------------------------------------------------------------
            Balance credits                                 $ 9,782        $   967        $13,163       $37,814         $ 7,060
            Directed brokerage credits                       59,314             --         43,836        12,964             537
                                                            -------        -------        -------       -------         -------
            Total                                           $69,096        $   967        $56,999       $50,778         $ 7,597
                                                            -------        -------        -------       -------        --------

TAX MATTERS AND DISTRIBUTIONS--Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                       CAPITAL APPRECIATION SERIES    EMERGING GROWTH SERIES        GLOBAL GROWTH SERIES
                                      ----------------------------  ---------------------------  ----------------------------------
                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2001          2000           2001           2000          2001          2000
                                      ----------------------------  ---------------------------  ----------------------------------
Distributions Paid from Income:
Ordinary income                       $140,701,655 $  29,438,413    $        --   $ 65,120,156   $  53,916,411  $ 28,110,902
Long-term capital gain                 419,801,605   236,470,889    185,793,861     78,969,428      66,867,375    40,548,774

                                     GLOBAL TELECOMMUNICATION SERIES  MANAGED SECTORS SERIES    MASSACHUSETTS INVESTORS TRUST SERIES
                                      ----------------------------  ---------------------------  ----------------------------------
                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2001          2000           2001           2000          2001          2000
                                      ----------------------------  ---------------------------  ----------------------------------
Distributions Paid from Income:
Ordinary income                       $     1,648  $          --    $ 45,781,402  $ 81,115,940   $  43,046,384 $  16,232,770
Long-term capital gain                          --            --      20,130,817    44,601,661     147,058,227   145,331,881

                                          MID CAP GROWTH SERIES           RESEARCH SERIES            TOTAL RETURN SERIES
                                      ----------------------------  ---------------------------  ----------------------------------
                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2001          2000           2001           2000          2001          2000
                                      ----------------------------  ---------------------------  ----------------------------------
Distributions Paid from Income:
Ordinary income                       $   260,889  $          --   $  14,500,351 $   15,413,322  $  84,187,397  $  73,209,403
Long-term capital gain                         --             --     195,142,158    117,866,949     92,812,309    100,168,830

                                         UTILITIES SERIES
                                      ---------------------------
                                       DECEMBER 31, DECEMBER 31,
                                           2001          2000
                                      ---------------------------
Distributions Paid from Income:
Ordinary income                       $ 61,157,396 $  44,532,422
Long-term capital gain                  19,170,544     3,587,669

During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.


                                                    CAPITAL       EMERGING         GLOBAL         GLOBAL              MANAGED
                                                  APPRECIATION     GROWTH          GROWTH    TELECOMMUNICATIONS       SECTORS
                                                     SERIES        SERIES          SERIES        SERIES               SERIES
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease)
  Paid-in-capital                              $           --  $  (780,976)       $ 464,516    $   (13,489)         $ (51,947)
  Accumulated net
    realized loss on investments and
    foregin currency transactions                      78,770      120,308         (158,959)           225             53,683
  Accumulated undistributed net
    investment income                                 (78,770)     660,668         (305,557)        13,264             (1,736)

                                                  MASSACHUSETTS     MID CAP                       TOTAL
                                                 INVESTORS TRUST    GROWTH        RESEARCH        RETURN              UTILITIES
                                                     SERIES         SERIES        SERIES          SERIES              SERIES
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease)
  Paid-in-capital                              $          --   $   (95,929)       $      --    $     8,358          $  99,972
  Accumulated undistributed net
    realized gain (loss) on investments and
    foregin currency transactions                     116,723         (344)          34,000     (1,086,283)           (46,300)
  Accumulated undistributed net
    investment income                                (116,723)     (96,273)         (34,000)     1,077,925            (53,672)

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:


                                                             CAPITAL       EMERGING       GLOBAL        GLOBAL        MANAGED
                                                          APPRECIATION      GROWTH        GROWTH  TELECOMMUNICATIONS  SECTORS
                                                             SERIES         SERIES        SERIES        SERIES        SERIES
-----------------------------------------------------------------------------------------------------------------------------------
  Undistributed ordinary income                          $  1,593,794    $         --  $   625,024    $        --    $          --
  Capital loss carryforward                              (400,122,192)   (246,683,039) (80,481,372)    (1,525,171)    (145,599,675)
  Unrealized gain (loss)                                 (114,040,557)    (73,497,512) (19,283,359)      (618,211)      (9,647,888)

                                                           MASSACHUSETTS
                                                           INVESTORS        MID CAP                      TOTAL
                                                           TRUST            GROWTH       RESEARCH        RETURN         UTILITIES
                                                           SERIES           SERIES        SERIES         SERIES          SERIES
-----------------------------------------------------------------------------------------------------------------------------------
  Undistributed ordinary income                          $  16,389,170   $         --  $ 2,669,674    $87,648,369    $  12,816,634
  Undistributed long-term capital gain                              --             --           --     33,947,916               --
  Capital loss carryforward                               (200,802,823)    (3,774,373)(164,990,761)            --     (117,718,234)
  Unrealized gain (loss)                                    14,862,535    (13,588,805) (27,816,254)    27,721,891      (51,316,197)

At December 31, 2001, the Series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                             CAPITAL       EMERGING       GLOBAL        GLOBAL        MANAGED
                                                          APPRECIATION      GROWTH        GROWTH  TELECOMMUNICATIONS  SECTORS
            EXPIRATION DATE                                  SERIES         SERIES        SERIES        SERIES        SERIES
----------------------------------------------------------------------------------------------------------------------------------
            December 31, 2008                            $          --   $         --  $         --    $    26,433    $          --
            December 31, 2009                              400,122,192    246,683,039    80,481,372      1,498,738      145,599,675
                                                         -------------   ------------  ------------    -----------    -------------
            Total                                        $ 400,122,192   $246,683,039  $ 80,481,372    $ 1,525,171    $ 145,599,675
                                                         -------------   ------------  ------------    -----------    -------------
                                                          MASSACHUSETTS
                                                            INVESTORS       MID CAP                      TOTAL
                                                              TRUST         GROWTH       RESEARCH        RETURN       UTILITIES
            EXPIRATION DATE                                  SERIES         SERIES        SERIES         SERIES        SERIES
-----------------------------------------------------------------------------------------------------------------------------------
            December 31,2009                             $ 200,802,823      3,774,373  $164,990,761         --          117,718,234
                                                         -------------   ------------  ------------   -------------  --------------

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser--Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                                             MANAGEMENT    EXPENSE
                                                                                               FEES     LIMITATIONS
                ---------------------------------------------------------------------------------------------------
                Capital Appreciation Series                                                   0.75%*        1.25%
                Emerging Growth Series                                                        0.75%*        N/A
                Global Growth Series                                                          0.90%         N/A
                Global Telecommunications Series                                              1.00%         0.25%
                Managed Sectors Series                                                        0.75%*        1.25%
                Massachusetts Investors Trust Series                                          0.55%         1.25%
                Mid Cap Growth Series                                                         0.75%         N/A
                Research Series                                                               0.75%*        N/A
                Total Return Series                                                           0.75%*        1.25%
                Utilities Series                                                              0.75%*        N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications Series' operating expenses exclusive of management fees distribution and service fees such that the series' aggregate expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR--The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                0.0175%
                Next $2.5 billion               0.0130%
                Next $2.5 billion               0.0005%
                In excess of $7 billion         0.0000%

Distributor--The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the period ended December 31, 2001 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                               CAPITAL        EMERGING          GLOBAL          GLOBAL
                                                            APPRECIATION       GROWTH           GROWTH    TELECOMMUNICATIONS
                                                               SERIES          SERIES           SERIES          SERIES
----------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)              $1,651,579,289   $2,237,346,313    $364,881,459     $5,565,300
                                                          ==============   ==============    ============     ==========
Sales
Investments (non-U.S. government securities)              $1,596,838,469   $2,216,791,382    $409,419,908     $2,230,752
                                                          ==============   ==============    ============     ==========

                                                                               MASSACHUSETTS
                                                                MANAGED        INVESTORS        MID CAP
                                                                SECTORS        TRUST            GROWTH         RESEARCH
                                                                SERIES         SERIES           SERIES         SERIES
---------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                $  993,935,743  $1,568,701,317    $115,640,303    $851,974,523
                                                            ==============  ==============    ============    ============
Sales
Investments (non-U.S. government securities)                $1,049,451,691  $1,596,807,323    $ 45,082,957    $944,248,006
                                                            ==============  ==============    ============    ============

                                       65

                                                                 TOTAL
                                                                 RETURN          UTILITIES
                                                                 SERIES           SERIES
------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                 $  565,441,564    $106,379,940
                                                           ==============    ============
Investments (non-U.S. government securities)               $1,314,206,390    $490,443,740
                                                           ==============    ============
Sales
U.S. government securities                                 $  561,547,649    $  7,134,277
                                                           ==============    ============
Investments (non-U.S. government securities)               $1,191,311,150    $548,631,428
                                                           ==============    ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                       CAPITAL         EMERGING        GLOBAL          GLOBAL
                                                    APPRECIATION        GROWTH         GROWTH    TELECOMMUNICATIONS
                                                       SERIES           SERIES         SERIES          SERIES
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                                   $1,403,018,592    $926,136,891    $296,328,908     $4,279,151
                                                 ==============    ============    ============     ==========
Gross unrealized appreciation                        62,154,282     100,087,791      16,910,312        123,811
Gross unrealized depreciation                      (176,196,175)   (173,586,858)    (36,141,589)      (847,466)
                                                 --------------    ------------    ------------     ----------
  Net unrealized depreciation                    $ (114,041,893)   $(73,499,067)   $(19,231,277)    $ (723,655)
                                                 ==============    ============    ============     ==========

                                                                     MASSACHUSETTS
                                                         MANAGED        INVESTORS       MID CAP
                                                         SECTORS         TRUST          GROWTH           RESEARCH
                                                         SERIES          SERIES         SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------
Aggregate cost                                       $300,169,606  $1,799,089,723    $ 95,199,423      $856,823,634
                                                     ============  ==============    ============      ============
Gross unrealized appreciation                          25,315,161     113,591,885       4,055,288        42,608,929
Gross unrealized depreciation                         (34,963,234)    (98,722,716)    (17,644,093)      (70,411,474)
                                                     ------------  --------------    ------------      ------------
  Net unrealized depreciation                        $ (9,648,073) $   14,869,169    $(13,588,805)     $(27,802,545)
                                                     ============  ==============    ============      ============

                                                                   TOTAL
                                                                  RETURN          UTILITIES
                                                                  SERIES           SERIES
-------------------------------------------------------------------------------------------------------------------
Aggregate cost                                              $1,871,714,750    $529,530,608
                                                            ==============    ============
Gross unrealized appreciation                                   91,724,383      16,844,687
Gross unrealized depreciation                                  (63,999,555)    (67,889,916)
                                                            --------------    ------------
  Net unrealized appreciation (depreciation)                $   27,724,828    $(51,045,229)
                                                            ==============    ============

(5) SHARES OF BENEFICIAL INTEREST
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                         CAPITAL APPRECIATION SERIES
                                           --------------------------------------------------------
                                                   YEAR ENDED                   YEAR ENDED
                                                DECEMBER 31, 2001           DECEMBER 31, 2000
                                           ---------------------------   --------------------------
INITIAL CLASS SHARES                          SHARES        AMOUNT         SHARES          AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                 19,739,689   $450,075,348     7,648,581   $ 387,020,938
Shares issued to shareholders in
  reinvestment of distributions             24,306,299    560,503,260     5,873,852     265,909,302
Shares reacquired                          (25,628,804)   (551,859,953)  (9,086,899)   (462,121,871)
                                           -----------   -------------   ----------   -------------
Net increase                                18,417,184   $458,718,655     4,435,534   $ 190,808,369
                                           ===========   =============   ==========   =============

                                                          EMERGING GROWTH SERIES
                                           --------------------------------------------------------
                                                    YEAR ENDED                  YEAR ENDED
                                                 DECEMBER 31, 2001           DECEMBER 31, 2000
                                           ---------------------------   --------------------------
INITIAL CLASS SHARES                           SHARES      AMOUNT         SHARES      AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                 16,905,997   $ 305,874,974   14,474,204   $ 519,881,969
Shares issued to shareholders in
  reinvestment of distributions              9,763,209     185,793,861    4,316,652     144,089,835
Shares reacquired                          (22,237,652)   (377,714,753)  (6,151,039)   (214,649,081)
                                           -----------   -------------   ----------   -------------
Net increase                                 4,431,554   $113,954,082    12,639,817   $ 449,322,723
                                           ===========   =============   ==========   =============

                                                            GLOBAL GROWTH SERIES
                                           --------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED
                                                  DECEMBER 31, 2001         DECEMBER 31, 2000*
                                           ---------------------------   --------------------------
INITIAL CLASS SHARES                         SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                  5,159,743   $  60,752,402    4,769,412   $ 105,639,928
Shares issued to shareholders in
  reinvestment of distributions             10,755,457     120,783,786    3,426,132      68,659,676
Shares reacquired                          (10,199,427)   (116,108,248)  (3,817,075)    (81,947,289)
                                           -----------   -------------   ----------   -------------
Net increase                                 5,715,773   $  65,427,940    4,378,469   $  92,352,315
                                           ===========   =============   ==========   =============

                                                   GLOBAL TELECOMMUNICATIONS SERIES
                                           -----------------------------------------------
                                                 YEAR ENDED               PERIOD ENDED
                                               DECEMBER 31, 2001       DECEMBER 31, 2000*
                                           ----------------------    ---------------------
INITIAL CLASS SHARES                         SHARES      AMOUNT       SHARE      AMOUNT
------------------------------------------------------------------------------------------
Shares sold                                1,063,067   $ 5,507,500   237,764   $ 1,936,828
Shares issued to shareholders in
  reinvestment of distributions                  310         1,648        --            --
Shares reacquired                           (578,476)   (2,468,173)   (3,433)      (27,249)
                                           ---------   -----------   -------   -----------
Net increase                                 484,901   $ 3,040,975   234,331   $ 1,909,579
                                           =========   ===========   =======   ===========

                                       66

                                                             MANAGED SECTORS SERIES
                                            -------------------------------------------------------
                                                   YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31, 2001           DECEMBER 31, 2000
                                            --------------------------   --------------------------
INITIAL CLASS SHARES                          SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                  2,390,394   $  48,650,067    3,863,243   $ 172,050,304
Shares issued to shareholders in
  reinvestment of distributions              3,167,334      65,912,219    3,321,469     125,717,601
Shares reacquired                           (6,261,281)   (128,702,132)  (3,488,258)   (144,758,638)
                                            ----------   -------------   ----------   -------------
Net increase (decrease)                       (703,553)  $ (14,139,846)   3,696,454   $ 153,009,267
                                            ==========   =============   ==========   =============

                                                       MASSACHUSETTS INVESTORS TRUST SERIES
                                            ----------------------------------------------------------
                                                    YEAR ENDED                    YEAR ENDED
                                                DECEMBER 31, 2001             DECEMBER 31, 2000
                                            ---------------------------   ----------------------------
INITIAL CLASS SHARES                          SHARES         AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                  16,654,558   $ 467,203,587   10,940,356    $  392,813,896
Shares issued to shareholders in
  reinvestment of distributions               6,402,985     190,104,611     4,689,830      161,564,651
Shares reacquired                           (20,678,390)   (569,248,004)  (10,098,163)    (363,838,412)
                                            -----------   -------------   -----------   --------------
Net increase (decrease)                       2,379,153   $  88,060,194     5,532,023   $  190,540,135
                                            ===========   =============   ===========   ==============

                                                               MID CAP GROWTH SERIES
                                            -------------------------------------------------------
                                                   YEAR ENDED                  PERIOD ENDED
                                                DECEMBER 31, 2001            DECEMBER 31, 2000*
                                            --------------------------   --------------------------
INITIAL CLASS SHARES                          SHARES        AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                                 12,279,102   $  94,843,924    3,003,717   $  28,533,403
Shares issued to shareholders in
  reinvestment of distributions                 29,536         260,803           --              --
Shares reacquired                           (4,370,715)    (29,600,204)     (77,851)       (698,854)
                                            ----------   -------------   ----------   -------------
Net increase                                 7,937,923   $  65,504,523    2,925,866   $  27,834,549
                                            ==========   =============   ==========   =============

                                                                   RESEARCH SERIES
                                            --------------------------------------------------------
                                                     YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31, 2001            DECEMBER 31, 2000
                                            ---------------------------   --------------------------
INITIAL CLASS SHARES                          SHARES          AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                   8,826,836   $ 146,725,596    6,332,787   $ 167,543,264
Shares issued to shareholders in
  reinvestment of distributions              12,132,089     209,642,509    5,348,325     133,280,271
Shares reacquired                           (16,781,501)   (271,093,101)  (5,623,966)   (149,785,208)
                                            -----------   -------------   ----------   -------------
Net increase                                  4,177,424   $  85,275,004    6,057,146   $ 151,038,327
                                            ===========   =============   ==========   =============

                                                             TOTAL RETURN SERIES
                                            --------------------------------------------------------
                                                   YEAR ENDED                     YEAR ENDED
                                                DECEMBER 31, 2001             DECEMBER 31, 2000
                                            --------------------------   ---------------------------
INITIAL CLASS SHARES                          SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                 25,547,206   $ 461,742,525     8,866,226   $ 162,740,665
Shares issued to shareholders in
  reinvestment of distributions              9,795,225     176,999,707    10,127,233     173,378,233
Shares reacquired                          (24,567,046)   (438,031,042)  (25,699,951)   (468,744,601)
                                           -----------   -------------   -----------   -------------
Net increase (decrease)                     10,775,385     200,711,190    (6,706,492)  $(132,625,703)
                                           ===========   =============   ===========   =============

                                                               UTILITIES SERIES
                                            --------------------------------------------------------
                                                     YEAR ENDED                  YEAR ENDED
                                                 DECEMBER 31, 2001           DECEMBER 31, 2000
                                            ---------------------------   --------------------------
INITIAL CLASS SHARES                          SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                  12,226,987   $ 181,959,355   11,619,429   $ 227,424,669
Shares issued to shareholders in
  reinvestment of distributions               4,940,218      80,327,940    2,638,163      48,120,091
Shares reacquired                           (12,716,350)   (177,676,147)  (2,233,899)    (43,228,257)
                                            -----------   -------------   ----------   -------------
Net increase (decrease)                       4,450,855   $  84,611,148   12,023,693   $ 232,316,503
                                            ===========   =============   ==========   =============

                                           CAPITAL APPRECIATION SERIES   EMERGING GROWTH SERIES     GLOBAL GROWTH SERIES
                                           ---------------------------   ----------------------    ---------------------
                                                    PERIOD ENDED              PERIOD ENDED              PERIOD ENDED
                                               DECEMBER 31, 2001**        DECEMBER 31, 2001**        DECEMBER 31, 2001**
                                              ----------------------     ----------------------    ---------------------
SERVICE CLASS SHARES                           SHARES      AMOUNT        SHARES       AMOUNT         SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    713,291   $13,619,720      491,128   $ 7,385,837    221,004   $ 2,122,216
Shares reacquired                             (102,578)   (1,967,072)    (109,226)   (1,655,740)   (82,951)     (803,897)
                                              ---------  ------------    ---------  ------------   --------  ------------
Net increase                                   610,713   $11,652,648      381,902   $ 5,730,097    138,053   $ 1,318,319
                                              =========  ===========     =========  ============   ========  ============

                                               GLOBAL TELECOMMUNICATIONS SERIES
                                               --------------------------------
                                                      PERIOD ENDED
                                                  DECEMBER 31, 2001**
                                                 --------------------
SERVICE CLASS SHARES                            SHARES           AMOUNT
---------------------------------------------------------------------------
Shares sold                                      65,287        $ 233,466
Shares reacquired                                (3,631)         (13,051)
                                                 -------       ----------
Net increase                                     61,656        $ 220,415
                                                 =======       ==========
                                              MANAGED SECTORS SERIES   MASSACHUSETTS INVESTORS TRUST SERIES   MID CAP GROWTH SERIES
                                              ----------------------   ------------------------------------  ----------------------
                                                  PERIOD ENDED                   PERIOD ENDED                     PERIOD ENDED
                                               DECEMBER 31, 2001**            DECEMBER 31, 2001**              DECEMBER 31, 2001**
                                              ----------------------   ------------------------------------  ---------------------
SERVICE CLASS SHARES                           SHARES     AMOUNT             SHARES          AMOUNT           SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     46,618    $  785,876         948,065      $24,868,176        1,176,917  $ 7,664,901
Shares reacquired                               (4,046)      (71,125)       (144,215)      (3,803,887)        (171,468)  (1,150,845)
                                                ------    ----------        --------      -----------        ---------   ----------
Net increase                                    42,572    $  714,751         803,850      $21,064,289        1,005,449  $ 6,514,056
                                                ======    ==========         =======      ===========        =========  ===========

                                                RESEARCH SERIES
                                              --------------------
                                                 PERIOD ENDED
                                              DECEMBER 31, 2001**
                                              --------------------
SERVICE CLASS SHARES                           SHARES      AMOUNT
-------------------------------------------------------------------
Shares sold                                   226,686   $ 3,245,643
Shares reacquired                             (18,212)     (266,138)
                                              -------   -----------
Net increase                                  208,474   $ 2,979,505
                                              =======   ===========

                                               TOTAL RETURN SERIES            UTILITIES SERIES
                                             -----------------------     ------------------------
                                                   PERIOD ENDED                PERIOD ENDED
                                                DECEMBER 31, 2001**        DECEMBER 31, 2001**
                                              ---------------------    --------------------------
Service Class Shares                           SHARES      AMOUNT            SHARES     AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                                  2,482,385   $43,423,608        751,964   $ 9,465,085
Shares reacquired                             (306,515)   (5,394,022)      (123,147)   (1,514,837)
                                             ---------   -----------       --------   -----------
Net increase                                 2,175,770   $38,029,586        628,817   $ 7,950,248
                                             =========   ===========       ========   ===========

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
**For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT
The following series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2001, were as follows:

                                                                      COMMITMENT FEE
            ------------------------------------------------------------------------
            Capital Appreciation Series                                  $14,337
            Emerging Growth Series                                         9,882
            Global Growth Series                                           3,495
            Global Telecommunications Series                                  22
            Managed Sectors Series                                         1,293
            Massachusetts Investors Trust Series                          23,177
            Mid Cap Growth Series                                            563
            Research Series                                               10,978
            Total Return Series                                           21,329
            Utilities Series                                               6,159

Each series had no significant borrowings during the year.

(7) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective January 1, 2001, each series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, each series did not amortize premium on debt securities. Based on securities held by the series on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in the following:

                                                              GLOBAL GROWTH          TOTAL RETURN               UTILITIES
                                                                 SERIES                 SERIES                   SERIES
                                                              -------------          ------------              ----------
Increase (decrease) in cost of securities                          --                $ (1,529,470)            $ (130,324)
                                                                                     ------------             -----------
Increase (decrease) in net unrealized appreciation                 --                  (1,529,470)               130,324

The effect of this change for the year ended December 31, 2001 was the following:

                                                              GLOBAL GROWTH          TOTAL RETURN              UTILITIES
                                                                 SERIES                 SERIES                  SERIES
                                                              -------------          ------------             ----------
Increase (decrease) in cost of securities                       $(5,116)             ($1,016,934)             $(147,626)

Increase (decrease net realized gains losses)                        --               $ (350,179)             $ (93,576)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

THIS MFS(R)/SUN LIFE SERIES TRUST REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

INDEPENDENT AUDITOR'S REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecom Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and, Utilities Series, (each a portfolio of MFS/Sun Life Series Trust), including their portfolios of investments, as of December 31, 2001, and their related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecommunciations Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series, Utilities Series as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION

The following series have designated capital gain dividends for the year ended December 31, 2001.

            Capital Appreciation Series                                     $419,801,605
            Emerging Growth Series                                           185,793,861
            Global Growth Series                                              66,866,826
            Managed Sectors Series                                            20,130,817
            Massachusetts Investors Trust Series                             147,058,868
            Research Series                                                  195,142,196
            Total Return Series                                               92,812,309
            Utilities Series                                                  19,171,008

DIVIDENDS RECEIVED DEDUCTION
For the year ended December 31, 2001, the amounts of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                                  DIVIDENDS RECEIVED
                                                                      DEDUCTIONS
            ----------------------------------------------------------------------
            Capital Appreciation Series                                      4.02%
            Global Growth Series                                             0.81%
            Global Telecommunications Series                                12.06%
            Managed Sectors Series                                           2.87%
            Massachusetts Investors Trust Series                            46.40%
            Mid Cap Growth Series                                            1.27%
            Research Series                                                 47.11%
            Total Return Series                                             19.57%
            Utilities Series                                                13.99%

FOREIGN SOURCE INCOME AND FOREIGN TAX CREDIT
For the year ended December 31, 2001, income from foreign sources for the Global Growth Series was $2,559,934, and the series designated a foreign tax credit of $346,824.

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, Ma 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)
     Kirkpatrick & Lockhar LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D.Horn* Trustee (Since 4/24/86) (born 6/7/41)
     Private investor; Retired; Sun Life Assurance Company Of Canada, Former Senior Vice President and General Manger for the United Sates (untill 1997).

C. James Prieur* Trustee, Chairman and President (since 7/29/99) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997)

J. Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)
     Consultant; Displaytech, Inc. (Manufacturer of liquid crystal display technology), Managing Director; Century Partner, Inc. (investments), Managing Director; HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Derwyn F. Phillips+ Trustee (since 4/24/86) (born(8/31/30)
     Retired; The Gillette Company, Former Vice Chairman (until 1991).

Robert C. Bishop+ Trustee (born 1/13/43)
     Autolmmune Inc. (Pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation (purification/ filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

Frederick H. Dulles+ Trustee (born 3/12/42)
     McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (low firm), Of Counsel (January 20000 to November 2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December 1996), Of Counsel (January 1997 to April 1997).

Ronald G. Steinhart+ Trustee (born 6/15/40)
     Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

Haviland Wright+ Trustee (born 7/21/48)
     Displaytech, Inc. (manufacture of liquid crystal display technology), Chairman and Chief Executive Officer.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born
     03/06/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Mark E. Bradley++ Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997).

Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
     Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
     Massachusetts Financial Services Company, Vice President (since August
     2000).

Ellen Moynihan++ Assistant Treasurer born 11/13/57)
     Massachusetts Financial Services Company. Vice President (since September
     1996)

James O.Yost++ Assistant Treasurer (born 06/12/60)
     Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC")(i.e., "public companies").
* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "Interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.
     All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on may 1, 2001.
     All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.
     The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP

PORTFOLIO MANAGERS++
William J. Adams                 Constantine Mokas
S. Irfan Ali                     Liehar Moy
David A. Antonelli               Steven E. Nothern
John W. Ballen                   Lisa B. Nurme
Stephen C. Bryant                Stephen Pesek
David M. Calabro                 Mark Regan
Barry P. Dargan                  Bernard Scozzafava
Dale A. Dutile                   David E. Sette-Ducati
Mitchell D. Dynan                Maura A. Shaughnessy
Kenneth J. Enright               Toni Y. Shimura
Joseph C. Flaherty, Jr.          Frederick J. Simmons
Steven R. Gorham                 Brooks Taylor
David S. Kennedy                 Terri A. Vitozzi
John E. Lathrop                  Neil D. Wagner
John D. Laupheimer, Jr.

+Independent Trustee
++MFS Investment Management(R)                           SUN-2B 02/02 221.5M